REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

CMFG Life Insurance Company and

Contract Owners of CMFG Variable Annuity Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of CMFG Variable Annuity Account (the “Account”) listed in Appendix A, as of December 31, 2024, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A, and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2024, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

March 10, 2025

We have served as the auditor of CMFG Variable Annuity Account since 2004.

CMFG Variable Annuity Account

Appendix A

Subaccounts	Statements of Assets and Liabilities as of	Statements of Operations for the	Statements of Changes in Net Assets for the	Financial Highlights for the

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Franklin Income VIP Fund, Class 4, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Invesco V.I. Main Street Fund®, Service Shares, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

MFS® Income Portfolio, Initial Class, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

PIMCO Commodity RealReturn® Strategy Portfolio, Advisor Class, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

PIMCO Total Return Portfolio, Advisor Class, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Aggressive Allocation Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Conservative Allocation Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Core Bond Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Diversified Income Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Foundation Account, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Foundation Account, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series High Income Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Appendix A
CMFG Variable Annuity Account	(Continued)

Subaccounts	Statements of Assets and Liabilities as of	Statements of Operations for the	Statements of Changes in Net Assets for the	Financial Highlights for the

Ultra Series High Income Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series International Stock Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series International Stock Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Large Cap Growth Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Large Cap Value Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Mid Cap Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Ultra Series Moderate Allocation Fund, Class II, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

Vanguard VIF Money Market Portfolio, Subaccount	December 31, 2024	Year Ended December 31, 2024	Two Years Ended December 31, 2024	Five Years Ended December 31, 2024

CMFG Variable Annuity Account

Statements of Assets and Liabilities

As of December 31, 2024

	BlackRock	Franklin	Franklin Mutual	Templeton
	Global	Income	Global Discovery	Developing
	Allocation V.I.	VIP	VIP	Markets VIP
	Fund, Class III,	Fund, Class 4,	Fund, Class 4,	Fund, Class 2,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$6,345,487	$5,860,454	$3,213,690	$362,823
Total assets	6,345,487	5,860,454	3,213,690	362,823

Liabilities	-	-	-	-
Net assets	$6,345,487	$5,860,454	$3,213,690	$362,823

Net assets
Contracts in accumulation period	$6,287,576	$5,813,318	$3,193,141	$361,210
Contracts in annuitization period (note 2)	57,911	47,136	20,549	1,613
Total net assets	$6,345,487	$5,860,454	$3,213,690	$362,823

Number of shares outstanding	492,280	394,378	176,771	42,938
Net asset value per share	$12.89	$14.86	$18.18	$8.45
Cost of mutual fund shares	$7,029,933	$5,876,848	$3,275,613	$348,493

	Invesco Oppenheimer V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	International	Discovery Mid Cap	Global Real	Global Strategic
	Growth Fund,	Growth Fund,	Estate Fund,	Income Fund,
	Service Shares,	Series II Shares,	Series II Shares,	Non-Service Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$6,975,118	$3,859,812	$2,647,138	$161,039
Total assets	6,975,118	3,859,812	2,647,138	161,039

Liabilities	-	-	-	-
Net assets	$6,975,118	$3,859,812	$2,647,138	$161,039

Net assets
Contracts in accumulation period	$6,943,187	$3,834,496	$2,640,616	$160,682
Contracts in annuitization period (note 2)	31,931	25,316	6,522	357
Total net assets	$6,975,118	$3,859,812	$2,647,138	$161,039

Number of shares outstanding	3,558,734	57,669	202,846	37,538
Net asset value per share	$1.96	$66.93	$13.05	$4.29
Cost of mutual fund shares	$7,189,364	$3,674,412	$2,746,782	$197,515

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Assets and Liabilities (continued)

As of December 31, 2024

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Government	Growth and	Main Street	Main Street
	Securities Fund,	Income Fund,	Fund®,	Small Cap Fund®,
	Series II Shares,	Series II Shares,	Service Shares,	Service Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$6,653,083	$16,037,449	$9,031,911	$4,222,232
Total assets	6,653,083	16,037,449	9,031,911	4,222,232

Liabilities	-	-	-	-
Net assets	$6,653,083	$16,037,449	$9,031,911	$4,222,232

Net assets
Contracts in accumulation period	$6,644,674	$15,962,729	$8,986,845	$4,196,065
Contracts in annuitization period (note 2)	8,409	74,720	45,066	26,167
Total net assets	$6,653,083	$16,037,449	$9,031,911	$4,222,232

Number of shares outstanding	656,123	791,582	455,927	148,200
Net asset value per share	$10.14	$20.26	$19.81	$28.49
Cost of mutual fund shares	$7,600,352	$14,580,484	$9,233,985	$3,177,864

	MFS®	PIMCO Commodity RealReturn®	PIMCO Global Bond Opportunities	PIMCO Total Return
	Income Portfolio,	Strategy Portfolio,	Portfolio (Unhedged),	Portfolio,
	Initial Class,	Advisor Class,	Advisor Class,	Advisor Class,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$333,782	$3,655,307	$7,391,955	$14,602,951
Total assets	333,782	3,655,307	7,391,955	14,602,951

Liabilities	-	-	-	-
Net assets	$333,782	$3,655,307	$7,391,955	$14,602,951

Net assets
Contracts in accumulation period	$332,016	$3,648,437	$7,379,050	$14,524,433
Contracts in annuitization period (note 2)	1,766	6,870	12,905	78,518
Total net assets	$333,782	$3,655,307	$7,391,955	$14,602,951

Number of shares outstanding	40,166	657,429	799,995	1,615,371
Net asset value per share	$8.31	$5.56	$9.24	$9.04
Cost of mutual fund shares	$392,151	$5,748,048	$9,648,823	$17,419,889

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Assets and Liabilities (continued)

As of December 31, 2024

	T. Rowe Price	Ultra Series	Ultra Series	Ultra Series
	International	Aggressive	Aggressive	Conservative
	Stock	Allocation	Allocation	Allocation Fund,
	Portfolio,	Fund, Class I,	Fund, Class II,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$2,732,189	$4,039,412	$466,285	$19,196,322
Total assets	2,732,189	4,039,412	466,285	19,196,322

Liabilities	-	-	-	-
Net assets	$2,732,189	$4,039,412	$466,285	$19,196,322

Net assets
Contracts in accumulation period	$2,699,602	$4,007,706	$466,285	$19,151,812
Contracts in annuitization period (note 2)	32,587	31,706	-	44,510
Total net assets	$2,732,189	$4,039,412	$466,285	$19,196,322

Number of shares outstanding	182,633	504,491	58,286	2,105,114
Net asset value per share	$14.96	$8.01	$8.00	$9.12
Cost of mutual fund shares	$2,560,610	$4,523,888	$512,616	$20,799,283

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Conservative	Core Bond	Core Bond	Diversified
	Allocation Fund,	Fund,	Fund,	Income
	Class II,	Class I,	Class II,	Fund, Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$8,143,696	$23,671,160	$5,631,461	$59,222,548
Total assets	8,143,696	23,671,160	5,631,461	59,222,548

Liabilities	-	-	-	-
Net assets	$8,143,696	$23,671,160	$5,631,461	$59,222,548

Net assets
Contracts in accumulation period	$8,137,625	$23,299,107	$5,586,783	$58,405,620
Contracts in annuitization period (note 2)	6,071	372,053	44,678	816,928
Total net assets	$8,143,696	$23,671,160	$5,631,461	$59,222,548

Number of shares outstanding	888,148	2,877,883	689,100	4,379,524
Net asset value per share	$9.17	$8.23	$8.17	$13.52
Cost of mutual fund shares	$8,751,776	$28,469,309	$6,784,550	$75,573,903

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Assets and Liabilities (continued)

As of December 31, 2024

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Diversified	Foundation	Foundation	High Income
	Income	Account,	Account,	Fund,
	Fund, Class II,	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$19,170,809	$254,235	$6,290,484	$7,765,419
Total assets	19,170,809	254,235	6,290,484	7,765,419

Liabilities	-	-	-	-
Net assets	$19,170,809	$254,235	$6,290,484	$7,765,419

Net assets
Contracts in accumulation period	$19,141,188	$254,235	$6,290,484	$7,652,711
Contracts in annuitization period (note 2)	29,621	-	-	112,708
Total net assets	$19,170,809	$254,235	$6,290,484	$7,765,419

Number of shares outstanding	1,444,923	30,909	769,742	1,040,662
Net asset value per share	$13.27	$8.23	$8.17	$7.46
Cost of mutual fund shares	$24,547,336	$310,845	$7,799,334	$9,117,887

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	High Income	International	International	Large Cap
	Fund,	Stock Fund,	Stock Fund,	Growth Fund,
	Class II,	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$2,119,927	$10,435,023	$4,386,174	$57,239,573
Total assets	2,119,927	10,435,023	4,386,174	57,239,573

Liabilities	-	-	-	-
Net assets	$2,119,927	$10,435,023	$4,386,174	$57,239,573

Net assets
Contracts in accumulation period	$2,098,827	$10,356,869	$4,375,498	$56,694,829
Contracts in annuitization period (note 2)	21,100	78,154	10,676	544,744
Total net assets	$2,119,927	$10,435,023	$4,386,174	$57,239,573

Number of shares outstanding	284,165	972,754	412,486	2,484,626
Net asset value per share	$7.46	$10.73	$10.63	$23.04
Cost of mutual fund shares	$2,465,922	$10,578,991	$4,132,358	$52,590,340

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Assets and Liabilities (continued)

As of December 31, 2024

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Large Cap	Mid Cap
	Growth Fund,	Value Fund,	Value Fund,	Fund,
	Class II,	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$8,702,933	$51,799,384	$1,823,405	$49,375,242
Total assets	8,702,933	51,799,384	1,823,405	49,375,242

Liabilities	-	-	-	-
Net assets	$8,702,933	$51,799,384	$1,823,405	$49,375,242

Net assets
Contracts in accumulation period	$8,683,764	$50,787,000	$1,823,405	$48,893,404
Contracts in annuitization period (note 2)	19,169	1,012,384	-	481,838
Total net assets	$8,702,933	$51,799,384	$1,823,405	$49,375,242

Number of shares outstanding	393,380	2,216,955	79,672	2,900,689
Net asset value per share	$22.12	$23.37	$22.89	$17.02
Cost of mutual fund shares	$8,200,825	$58,223,199	$1,956,188	$49,011,935

	Ultra Series	Ultra Series	Ultra Series	Vanguard
	Mid Cap	Moderate	Moderate	VIF Money
	Fund,	Allocation	Allocation	Market
	Class II,	Fund, Class I,	Fund, Class II,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$3,830,371	$43,320,091	$8,642,653	$13,493,560
Total assets	3,830,371	43,320,091	8,642,653	13,493,560

Liabilities	-	-	-	-
Net assets	$3,830,371	$43,320,091	$8,642,653	$13,493,560

Net assets
Contracts in accumulation period	$3,827,614	$43,005,982	$8,639,660	$13,440,171
Contracts in annuitization period (note 2)	2,757	314,109	2,993	53,389
Total net assets	$3,830,371	$43,320,091	$8,642,653	$13,493,560

Number of shares outstanding	243,069	4,814,467	956,511	13,493,560
Net asset value per share	$15.76	$9.00	$9.04	$1.00
Cost of mutual fund shares	$3,906,294	$47,668,352	$9,217,193	$13,493,560

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations

For the Year Ended December 31, 2024

	BlackRock	Franklin	Franklin Mutual	Templeton
	Global	Income	Global Discovery	Developing
	Allocation V.I.	VIP	VIP	Markets VIP
	Fund, Class III,	Fund, Class 4,	Fund, Class 4,	Fund, Class 2,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$93,028	$302,124	$52,229	$14,565
Mortality and expense charges (note 3)	(83,202)	(71,182)	(40,711)	(4,702)
Administrative charges	(12,219)	(7,976)	(5,162)	(565)
Net investment income (loss)	(2,393)	222,966	6,356	9,298

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(156,058)	(16,242)	38,687	1,444
Realized gain distributions	506,365	25,180	237,386	2,799
Net realized gain (loss) on investments	350,307	8,938	276,073	4,243

Net change in unrealized appreciation
(depreciation) on investments	187,377	106,317	(160,112)	8,739

Net increase (decrease) in net assets
resulting from operations	$535,291	$338,221	$122,317	$22,280

	Invesco Oppenheimer V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	International	Discovery Mid Cap	Global Real	Global Strategic
	Growth Fund,	Growth Fund,	Estate Fund,	Income Fund,
	Service Shares,	Series II Shares,	Series II Shares,	Non-Service Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$26,809	$-	$68,383	$5,038
Mortality and expense charges (note 3)	(93,087)	(47,199)	(33,616)	(2,190)
Administrative charges	(14,498)	(7,720)	(5,064)	(262)
Net investment income (loss)	(80,776)	(54,919)	29,703	2,586

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	125,240	(29,169)	5,710	(7,857)
Realized gain distributions	476,793	-	-	-
Net realized gain (loss) on investments	602,033	(29,169)	5,710	(7,857)

Net change in unrealized appreciation
(depreciation) on investments	(712,634)	904,486	(126,295)	8,182

Net increase (decrease) in net assets
resulting from operations	$(191,377)	$820,398	$(90,882)	$2,911

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations (continued)

For the Year Ended December 31, 2024

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Government	Growth and	Main Street	Main Street
	Securities Fund,	Income Fund,	Fund®,	Small Cap Fund®,
	Series II Shares,	Series II Shares,	Service Shares,	Service Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$160,142	$198,637	$-	$-
Mortality and expense charges (note 3)	(82,041)	(198,782)	(108,805)	(54,109)
Administrative charges	(13,920)	(31,120)	(17,407)	(7,852)
Net investment income (loss)	64,181	(31,265)	(126,212)	(61,961)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(195,230)	457,406	(98,028)	310,279
Realized gain distributions	-	1,021,374	897,732	157,650
Net realized gain (loss) on investments	(195,230)	1,478,780	799,704	467,929

Net change in unrealized appreciation
(depreciation) on investments	138,957	854,962	1,188,599	77,513

Net increase (decrease) in net assets
resulting from operations	$7,908	$2,302,477	$1,862,091	$483,481

	MFS®	PIMCO Commodity RealReturn®	PIMCO Global Bond Opportunities	PIMCO Total Return
	Income Portfolio,	Strategy Portfolio,	Portfolio (Unhedged),	Portfolio,
	Initial Class,	Advisor Class,	Advisor Class,	Advisor Class,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$13,777	$77,323	$267,073	$611,445
Mortality and expense charges (note 3)	(4,469)	(43,748)	(90,632)	(180,543)
Administrative charges	(537)	(6,344)	(13,814)	(25,642)
Net investment income (loss)	8,771	27,231	162,627	405,260

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(6,962)	(360,870)	(312,140)	(515,303)
Realized gain distributions	-	-	-	-
Net realized gain (loss) on investments	(6,962)	(360,870)	(312,140)	(515,303)

Net change in unrealized appreciation
(depreciation) on investments	5,002	432,623	(425)	284,328

Net increase (decrease) in net assets
resulting from operations	$6,811	$98,984	$(149,938)	$174,285

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations (continued)

For the Year Ended December 31, 2024

	T. Rowe Price	Ultra Series	Ultra Series	Ultra Series
	International	Aggressive	Aggressive	Conservative
	Stock	Allocation	Allocation	Allocation Fund,
	Portfolio,	Fund, Class I,	Fund, Class II,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$26,546	$90,570	$9,291	$832,812
Mortality and expense charges (note 3)	(37,597)	(49,515)	(5,578)	(244,048)
Administrative charges	(4,512)	(3,224)	(728)	(29,639)
Net investment income (loss)	(15,563)	37,831	2,985	559,125

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	54,255	(85,866)	(4,026)	(342,899)
Realized gain distributions	68,695	131,334	15,200	-
Net realized gain (loss) on investments	122,950	45,468	11,174	(342,899)

Net change in unrealized appreciation
(depreciation) on investments	(40,139)	240,018	20,476	563,607

Net increase (decrease) in net assets
resulting from operations	$67,248	$323,317	$34,635	$779,833

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Conservative	Core Bond	Core Bond	Diversified
	Allocation Fund,	Fund,	Fund,	Income
	Class II,	Class I,	Class II,	Fund, Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$334,778	$888,901	$199,045	$3,666,278
Mortality and expense charges (note 3)	(107,136)	(293,315)	(68,986)	(756,457)
Administrative charges	(15,244)	(24,050)	(12,065)	(51,232)
Net investment income (loss)	212,398	571,536	117,994	2,858,589

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(127,412)	(749,684)	(185,830)	(2,691,752)
Realized gain distributions	-	-	-	1,716,245
Net realized gain (loss) on investments	(127,412)	(749,684)	(185,830)	(975,507)

Net change in unrealized appreciation
(depreciation) on investments	236,042	234,224	63,335	585,379

Net increase (decrease) in net assets
resulting from operations	$321,028	$56,076	$(4,501)	$2,468,461

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations (continued)

For the Year Ended December 31, 2024

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Diversified	Foundation	Foundation	High Income
	Income	Account,	Account,	Fund,
	Fund, Class II,	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$1,154,965	$9,522	$222,027	$367,757
Mortality and expense charges (note 3)	(237,334)	(3,084)	(76,409)	(94,435)
Administrative charges	(41,370)	(402)	(11,399)	(6,412)
Net investment income (loss)	876,261	6,036	134,219	266,910

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(969,909)	(6,278)	(161,704)	(236,736)
Realized gain distributions	559,920	-	-	-
Net realized gain (loss) on investments	(409,989)	(6,278)	(161,704)	(236,736)

Net change in unrealized appreciation
(depreciation) on investments	243,202	625	20,429	368,575

Net increase (decrease) in net assets
resulting from operations	$709,474	$383	$(7,056)	$398,749

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	High Income	International	International	Large Cap
	Fund,	Stock Fund,	Stock Fund,	Growth Fund,
	Class II,	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$95,355	$71,474	$19,888	$348,682
Mortality and expense charges (note 3)	(25,325)	(137,297)	(55,778)	(712,834)
Administrative charges	(4,312)	(10,251)	(9,336)	(59,039)
Net investment income (loss)	65,718	(76,074)	(45,226)	(423,191)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(51,271)	47,233	65,559	1,231,531
Realized gain distributions	-	-	-	4,550,783
Net realized gain (loss) on investments	(51,271)	47,233	65,559	5,782,314

Net change in unrealized appreciation
(depreciation) on investments	85,472	(46,987)	(75,610)	2,879,418

Net increase (decrease) in net assets
resulting from operations	$99,919	$(75,828)	$(55,277)	$8,238,541

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations (continued)

For the Year Ended December 31, 2024

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Large Cap	Mid Cap
	Growth Fund,	Value Fund,	Value Fund,	Fund,
	Class II,	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$40,081	$1,151,583	$36,657	$321,017
Mortality and expense charges (note 3)	(108,634)	(655,998)	(22,100)	(639,837)
Administrative charges	(18,148)	(55,087)	(3,930)	(44,688)
Net investment income (loss)	(86,701)	440,498	10,627	(363,508)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	219,704	(1,072,985)	(27,251)	1,330,513
Realized gain distributions	726,729	1,468,893	52,831	8,510,650
Net realized gain (loss) on investments	946,433	395,908	25,580	9,841,163

Net change in unrealized appreciation
(depreciation) on investments	441,082	2,700,390	80,069	(4,514,526)

Net increase (decrease) in net assets
resulting from operations	$1,300,814	$3,536,796	$116,276	$4,963,129

	Ultra Series	Ultra Series	Ultra Series	Vanguard
	Mid Cap	Moderate	Moderate	VIF Money
	Fund,	Allocation	Allocation	Market
	Class II,	Fund, Class I,	Fund, Class II,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$20,749	$1,124,909	$212,357	$650,945
Mortality and expense charges (note 3)	(49,042)	(524,063)	(110,168)	(150,799)
Administrative charges	(7,997)	(64,252)	(16,757)	(17,770)
Net investment income (loss)	(36,290)	536,594	85,432	482,376

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	132,693	(725,181)	(83,642)	-
Realized gain distributions	697,813	795,662	166,189	-
Net realized gain (loss) on investments	830,506	70,481	82,547	-

Net change in unrealized appreciation
(depreciation) on investments	(410,752)	2,091,001	379,723	-

Net increase (decrease) in net assets
resulting from operations	$383,464	$2,698,076	$547,702	$482,376

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets

For the Years Ended December 31,

	BlackRock
	Global Allocation V.I.		Franklin Income VIP
	Fund, Class III, Subaccount		Fund, Class 4, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$(2,393)	$86,998	$222,966	$252,473
Net realized gain (loss) on investments	350,307	(267,296)	8,938	389,724
Net change in unrealized appreciation (depreciation) on investments	187,377	1,057,919	106,317	(174,234)
Net increase (decrease) in net assets resulting from operations	535,291	877,621	338,221	467,963

Contract transactions
Payments received from contract owners	71,707	87,720	26,127	5,773
Transfers between subaccounts (including fixed accounts), net	2,423	(6,460)	43,478	148,667
Payment for contract benefits and terminations	(2,366,256)	(1,428,168)	(1,406,657)	(679,701)
Contract charges and fees	(114,181)	(124,758)	(23,569)	(29,985)
Adjustments to net assets allocated to contracts in payout period	3,891	(698)	3,219	(2,697)
Net increase (decrease) in net assets from contract transactions	(2,402,416)	(1,472,364)	(1,357,402)	(557,943)
Total increase (decrease) in net assets	(1,867,125)	(594,743)	(1,019,181)	(89,980)

Net assets
Beginning of period	8,212,612	8,807,355	6,879,635	6,969,615
End of period	$6,345,487	$8,212,612	$5,860,454	$6,879,635

	Franklin Mutual		Templeton
	Global Discovery VIP		Developing Markets VIP
	Fund, Class 4, Subaccount		Fund, Class 2, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$6,356	$33,230	$9,298	$2,522
Net realized gain (loss) on investments	276,073	184,622	4,243	(2,066)
Net change in unrealized appreciation (depreciation) on investments	(160,112)	430,295	8,739	37,828
Net increase (decrease) in net assets resulting from operations	122,317	648,147	22,280	38,284

Contract transactions
Payments received from contract owners	11,260	5,498	-	-
Transfers between subaccounts (including fixed accounts), net	(64,363)	(234,651)	159	238
Payment for contract benefits and terminations	(526,228)	(591,957)	(18,768)	(52,871)
Contract charges and fees	(19,527)	(25,877)	(72)	(155)
Adjustments to net assets allocated to contracts in payout period	1,235	(721)	22	(126)
Net increase (decrease) in net assets from contract transactions	(597,623)	(847,708)	(18,659)	(52,914)
Total increase (decrease) in net assets	(475,306)	(199,561)	3,621	(14,630)

Net assets
Beginning of period	3,688,996	3,888,557	359,202	373,832
End of period	$3,213,690	$3,688,996	$362,823	$359,202

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Invesco Oppenheimer V.I.		Invesco V.I.
	International Growth Fund,		Discovery Mid Cap Growth Fund,
	Service Shares, Subaccount		Series II Shares, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$(80,776)	$(93,842)	$(54,919)	$(54,100)
Net realized gain (loss) on investments	602,033	(71,402)	(29,169)	(181,737)
Net change in unrealized appreciation (depreciation) on investments	(712,634)	1,707,824	904,486	673,058
Net increase (decrease) in net assets resulting from operations	(191,377)	1,542,580	820,398	437,221

Contract transactions
Payments received from contract owners	16,555	15,478	11,175	1,296
Transfers between subaccounts (including fixed accounts), net	(215,200)	(391,156)	(358,552)	94,347
Payment for contract benefits and terminations	(1,145,440)	(1,495,195)	(594,838)	(611,990)
Contract charges and fees	(60,394)	(73,868)	(23,139)	(27,353)
Adjustments to net assets allocated to contracts in payout period	(9,262)	(3,710)	1,649	(833)
Net increase (decrease) in net assets from contract transactions	(1,413,741)	(1,948,451)	(963,705)	(544,533)
Total increase (decrease) in net assets	(1,605,118)	(405,871)	(143,307)	(107,312)

Net assets
Beginning of period	8,580,236	8,986,107	4,003,119	4,110,431
End of period	$6,975,118	$8,580,236	$3,859,812	$4,003,119

	Invesco V.I.		Invesco V.I.
	Global Real Estate Fund,		Global Strategic Income Fund,
	Series II Shares, Subaccount		Non-Service Shares, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$29,703	$(3,426)	$2,586	$(2,878)
Net realized gain (loss) on investments	5,710	(29,824)	(7,857)	(11,950)
Net change in unrealized appreciation (depreciation) on investments	(126,295)	242,562	8,182	29,452
Net increase (decrease) in net assets resulting from operations	(90,882)	209,312	2,911	14,624

Contract transactions
Payments received from contract owners	6,953	8,728	-	-
Transfers between subaccounts (including fixed accounts), net	81,575	293,074	122	536
Payment for contract benefits and terminations	(402,902)	(482,682)	(31,021)	(39,326)
Contract charges and fees	(22,277)	(25,245)	(104)	(84)
Adjustments to net assets allocated to contracts in payout period	(2,427)	(819)	(107)	34
Net increase (decrease) in net assets from contract transactions	(339,078)	(206,944)	(31,110)	(38,840)
Total increase (decrease) in net assets	(429,960)	2,368	(28,199)	(24,216)

Net assets
Beginning of period	3,077,098	3,074,730	189,238	213,454
End of period	$2,647,138	$3,077,098	$161,039	$189,238

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Invesco V.I.		Invesco V.I.
	Government Securities Fund,		Growth and Income Fund,
	Series II Shares, Subaccount		Series II Shares, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$64,181	$30,702	$(31,265)	$(11,983)
Net realized gain (loss) on investments	(195,230)	(236,151)	1,478,780	2,501,743
Net change in unrealized appreciation (depreciation) on investments	138,957	443,645	854,962	(608,790)
Net increase (decrease) in net assets resulting from operations	7,908	238,196	2,302,477	1,880,970

Contract transactions
Payments received from contract owners	566	309,652	28,097	35,747
Transfers between subaccounts (including fixed accounts), net	334,017	316,338	(966,390)	(120,319)
Payment for contract benefits and terminations	(1,355,336)	(1,318,499)	(3,324,362)	(2,906,462)
Contract charges and fees	(86,289)	(93,974)	(139,452)	(157,247)
Adjustments to net assets allocated to contracts in payout period	(461)	(239)	(23,784)	(6,264)
Net increase (decrease) in net assets from contract transactions	(1,107,503)	(786,722)	(4,425,891)	(3,154,545)
Total increase (decrease) in net assets	(1,099,595)	(548,526)	(2,123,414)	(1,273,575)

Net assets
Beginning of period	7,752,678	8,301,204	18,160,863	19,434,438
End of period	$6,653,083	$7,752,678	$16,037,449	$18,160,863

	Invesco V.I.		Invesco V.I.
	Main Street Fund®,		Main Street Small Cap Fund®,
	Service Shares, Subaccount		Service Shares, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$(126,212)	$(84,269)	$(61,961)	$(19,814)
Net realized gain (loss) on investments	799,704	341,239	467,929	107,519
Net change in unrealized appreciation (depreciation) on investments	1,188,599	1,631,292	77,513	623,975
Net increase (decrease) in net assets resulting from operations	1,862,091	1,888,262	483,481	711,680

Contract transactions
Payments received from contract owners	27,769	3,105	9,143	7,036
Transfers between subaccounts (including fixed accounts), net	(662,124)	(271,720)	(416,809)	122,479
Payment for contract benefits and terminations	(1,999,871)	(1,224,990)	(779,174)	(715,253)
Contract charges and fees	(53,607)	(65,486)	(27,367)	(33,418)
Adjustments to net assets allocated to contracts in payout period	1,898	(2,645)	(3,693)	(3,542)
Net increase (decrease) in net assets from contract transactions	(2,685,935)	(1,561,736)	(1,217,900)	(622,698)
Total increase (decrease) in net assets	(823,844)	326,526	(734,419)	88,982

Net assets
Beginning of period	9,855,755	9,529,229	4,956,651	4,867,669
End of period	$9,031,911	$9,855,755	$4,222,232	$4,956,651

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	MFS®		PIMCO Commodity
	Income Portfolio,		RealReturn® Strategy Portfolio,
	Initial Class, Subaccount		Advisor Class, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$8,771	$8,475	$27,231	$587,195
Net realized gain (loss) on investments	(6,962)	(6,659)	(360,870)	(325,651)
Net change in unrealized appreciation (depreciation) on investments	5,002	19,940	432,623	(650,547)
Net increase (decrease) in net assets resulting from operations	6,811	21,756	98,984	(389,003)

Contract transactions
Payments received from contract owners	-	-	9,660	9,477
Transfers between subaccounts (including fixed accounts), net	163	(152)	347,318	484,227
Payment for contract benefits and terminations	(39,308)	(26,284)	(619,364)	(596,876)
Contract charges and fees	(81)	(94)	(29,703)	(34,496)
Adjustments to net assets allocated to contracts in payout period	126	(18)	(6,891)	(182)
Net increase (decrease) in net assets from contract transactions	(39,100)	(26,548)	(298,980)	(137,850)
Total increase (decrease) in net assets	(32,289)	(4,792)	(199,996)	(526,853)

Net assets
Beginning of period	366,071	370,863	3,855,303	4,382,156
End of period	$333,782	$366,071	$3,655,307	$3,855,303

	PIMCO Global Bond		PIMCO
	Opportunities Portfolio (Unhedged),		Total Return Portfolio,
	Advisor Class, Subaccount		Advisor Class, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$162,627	$70,159	$405,260	$371,555
Net realized gain (loss) on investments	(312,140)	(343,853)	(515,303)	(633,454)
Net change in unrealized appreciation (depreciation) on investments	(425)	569,496	284,328	986,007
Net increase (decrease) in net assets resulting from operations	(149,938)	295,802	174,285	724,108

Contract transactions
Payments received from contract owners	17,564	18,548	34,441	12,693
Transfers between subaccounts (including fixed accounts), net	526,821	189,298	732,287	511,378
Payment for contract benefits and terminations	(1,151,507)	(1,266,428)	(2,780,072)	(2,749,762)
Contract charges and fees	(67,444)	(79,088)	(110,459)	(133,257)
Adjustments to net assets allocated to contracts in payout period	(6,261)	(1,609)	1,023	(6,215)
Net increase (decrease) in net assets from contract transactions	(680,827)	(1,139,279)	(2,122,780)	(2,365,163)
Total increase (decrease) in net assets	(830,765)	(843,477)	(1,948,495)	(1,641,055)

Net assets
Beginning of period	8,222,720	9,066,197	16,551,446	18,192,501
End of period	$7,391,955	$8,222,720	$14,602,951	$16,551,446

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	T. Rowe Price		Ultra Series
	International Stock		Aggressive Allocation
	Portfolio, Subaccount		Fund, Class I, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$(15,563)	$(13,337)	$37,831	$44,978
Net realized gain (loss) on investments	122,950	6,571	45,468	(122,665)
Net change in unrealized appreciation (depreciation) on investments	(40,139)	430,967	240,018	563,071
Net increase (decrease) in net assets resulting from operations	67,248	424,201	323,317	485,384

Contract transactions
Payments received from contract owners	-	-	365	34,533
Transfers between subaccounts (including fixed accounts), net	(17,617)	1,036	(124,291)	(12,208)
Payment for contract benefits and terminations	(399,025)	(375,221)	(631,946)	(500,884)
Contract charges and fees	(762)	(957)	(2,206)	(2,469)
Adjustments to net assets allocated to contracts in payout period	1,591	(821)	(121)	4,105
Net increase (decrease) in net assets from contract transactions	(415,813)	(375,963)	(758,199)	(476,923)
Total increase (decrease) in net assets	(348,565)	48,238	(434,882)	8,461

Net assets
Beginning of period	3,080,754	3,032,516	4,474,294	4,465,833
End of period	$2,732,189	$3,080,754	$4,039,412	$4,474,294

	Ultra Series		Ultra Series
	Aggressive Allocation		Conservative Allocation Fund,
	Fund, Class II, Subaccount		Class I, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$2,985	$1,825	$559,125	$312,412
Net realized gain (loss) on investments	11,174	(40,910)	(342,899)	(682,715)
Net change in unrealized appreciation (depreciation) on investments	20,476	95,465	563,607	1,958,453
Net increase (decrease) in net assets resulting from operations	34,635	56,380	779,833	1,588,150

Contract transactions
Payments received from contract owners	16,155	-	371,724	436,150
Transfers between subaccounts (including fixed accounts), net	(47)	86	(538,578)	(34,313)
Payment for contract benefits and terminations	(56,139)	(198,623)	(3,912,761)	(5,129,211)
Contract charges and fees	(103)	(142)	(67,196)	(81,203)
Adjustments to net assets allocated to contracts in payout period	-	-	(6,243)	(7,279)
Net increase (decrease) in net assets from contract transactions	(40,134)	(198,679)	(4,153,054)	(4,815,856)
Total increase (decrease) in net assets	(5,499)	(142,299)	(3,373,221)	(3,227,706)

Net assets
Beginning of period	471,784	614,083	22,569,543	25,797,249
End of period	$466,285	$471,784	$19,196,322	$22,569,543

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series Conservative Allocation Fund, Class II, Subaccount		Ultra Series Core Bond Fund, Class I, Subaccount
	2024	2023	2024	2023
Increase (decrease) in net assets from operations
Net investment income (loss)	$212,398	$95,822	$571,536	$540,136
Net realized gain (loss) on investments	(127,412)	(435,760)	(749,684)	(1,068,142)
Net change in unrealized appreciation (depreciation) on investments	236,042	1,039,373	234,224	1,810,122
Net increase (decrease) in net assets resulting from operations	321,028	699,435	56,076	1,282,116
Contract transactions
Payments received from contract owners	65,056	163,637	167,402	74,332
Transfers between subaccounts (including fixed accounts), net	(74,488)	(261,181)	935,385	351,507
Payment for contract benefits and terminations	(2,115,509)	(3,099,136)	(4,169,393)	(4,543,491)
Contract charges and fees	(110,015)	(124,569)	(41,678)	(51,423)
Adjustments to net assets allocated to contracts in payout period	303	(283)	(6,024)	(7,257)
Net increase (decrease) in net assets from contract transactions	(2,234,653)	(3,321,532)	(3,114,308)	(4,176,332)
Total increase (decrease) in net assets	(1,913,625)	(2,622,097)	(3,058,232)	(2,894,216)
Net assets
Beginning of period	10,057,321	12,679,418	26,729,392	29,623,608
End of period	$8,143,696	$10,057,321	$23,671,160	$26,729,392

	Ultra Series Core Bond Fund, Class II, Subaccount		Ultra Series Diversified Income Fund, Class I, Subaccount
	2024	2023	2024	2023
Increase (decrease) in net assets from operations
Net investment income (loss)	$117,994	$108,428	$2,858,589	$924,983
Net realized gain (loss) on investments	(185,830)	(283,024)	(975,507)	6,967,830
Net change in unrealized appreciation (depreciation) on investments	63,335	461,175	585,379	(6,415,372)
Net increase (decrease) in net assets resulting from operations	(4,501)	286,579	2,468,461	1,477,441
Contract transactions
Payments received from contract owners	-	39,599	117,854	482,686
Transfers between subaccounts (including fixed accounts), net	363,440	106,898	334,970	273,518
Payment for contract benefits and terminations	(1,043,681)	(1,111,034)	(11,071,077)	(10,911,469)
Contract charges and fees	(58,684)	(70,948)	(62,084)	(65,061)
Adjustments to net assets allocated to contracts in payout period	(14,527)	(3,878)	(12,436)	(41,918)
Net increase (decrease) in net assets from contract transactions	(753,452)	(1,039,363)	(10,692,773)	(10,262,244)
Total increase (decrease) in net assets	(757,953)	(752,784)	(8,224,312)	(8,784,803)
Net assets
Beginning of period	6,389,414	7,142,198	67,446,860	76,231,663
End of period	$5,631,461	$6,389,414	$59,222,548	$67,446,860

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series Diversified Income Fund, Class II, Subaccount		Ultra Series Foundation Account, Class I, Subaccount
	2024	2023	2024	2023
Increase (decrease) in net assets from operations
Net investment income (loss)	$876,261	$234,142	$6,036	$5,695
Net realized gain (loss) on investments	(409,989)	2,275,655	(6,278)	(874)
Net change in unrealized appreciation (depreciation) on investments	243,202	(2,074,978)	625	8,020
Net increase (decrease) in net assets resulting from operations	709,474	434,819	383	12,841
Contract transactions
Payments received from contract owners	231,323	478,298	-	-
Transfers between subaccounts (including fixed accounts), net	(1,190)	(193,570)	(38)	186
Payment for contract benefits and terminations	(3,542,149)	(3,606,822)	(26,951)	-
Contract charges and fees	(185,114)	(206,578)	(16)	(12)
Adjustments to net assets allocated to contracts in payout period	(444)	-	-	-
Net increase (decrease) in net assets from contract transactions	(3,497,574)	(3,528,672)	(27,005)	174
Total increase (decrease) in net assets	(2,788,100)	(3,093,853)	(26,622)	13,015
Net assets
Beginning of period	21,958,909	25,052,762	280,857	267,842
End of period	$19,170,809	$21,958,909	$254,235	$280,857

	Ultra Series Foundation Account, Class II, Subaccount		Ultra Series High Income Fund, Class I, Subaccount
	2024	2023	2024	2023
Increase (decrease) in net assets from operations
Net investment income (loss)	$134,219	$116,238	$266,910	$317,859
Net realized gain (loss) on investments	(161,704)	(331,677)	(236,736)	(414,144)
Net change in unrealized appreciation (depreciation) on investments	20,429	527,890	368,575	768,067
Net increase (decrease) in net assets resulting from operations	(7,056)	312,451	398,749	671,782
Contract transactions
Payments received from contract owners	1,800	2,340	15,014	11,470
Transfers between subaccounts (including fixed accounts), net	(3,062)	(11,340)	149,018	5,758
Payment for contract benefits and terminations	(624,169)	(1,254,414)	(1,306,072)	(1,687,191)
Contract charges and fees	(16,453)	(10,923)	(10,055)	(12,838)
Adjustments to net assets allocated to contracts in payout period	-	-	6,133	(83)
Net increase (decrease) in net assets from contract transactions	(641,884)	(1,274,337)	(1,145,962)	(1,682,884)
Total increase (decrease) in net assets	(648,940)	(961,886)	(747,213)	(1,011,102)
Net assets
Beginning of period	6,939,424	7,901,310	8,512,632	9,523,734
End of period	$6,290,484	$6,939,424	$7,765,419	$8,512,632

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	High Income Fund,		International Stock Fund,
	Class II, Subaccount		Class I, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$65,718	$76,740	$(76,074)	$(68,725)
Net realized gain (loss) on investments	(51,271)	(116,534)	47,233	(181,361)
Net change in unrealized appreciation (depreciation) on investments	85,472	214,837	(46,987)	1,974,497
Net increase (decrease) in net assets resulting from operations	99,919	175,043	(75,828)	1,724,411

Contract transactions
Payments received from contract owners	6,724	450	51,133	93,037
Transfers between subaccounts (including fixed accounts), net	75,142	7,752	(16,999)	(259,659)
Payment for contract benefits and terminations	(316,758)	(485,442)	(1,925,030)	(2,029,289)
Contract charges and fees	(24,529)	(29,421)	(18,519)	(20,711)
Adjustments to net assets allocated to contracts in payout period	644	(1,130)	4,416	(3,570)
Net increase (decrease) in net assets from contract transactions	(258,777)	(507,791)	(1,904,999)	(2,220,192)
Total increase (decrease) in net assets	(158,858)	(332,748)	(1,980,827)	(495,781)

Net assets
Beginning of period	2,278,785	2,611,533	12,415,850	12,911,631
End of period	$2,119,927	$2,278,785	$10,435,023	$12,415,850

	Ultra Series		Ultra Series
	International Stock Fund,		Large Cap Growth Fund,
	Class II, Subaccount		Class I, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$(45,226)	$(46,139)	$(423,191)	$(538,820)
Net realized gain (loss) on investments	65,559	16,826	5,782,314	5,043,132
Net change in unrealized appreciation (depreciation) on investments	(75,610)	754,636	2,879,418	7,968,672
Net increase (decrease) in net assets resulting from operations	(55,277)	725,323	8,238,541	12,472,984

Contract transactions
Payments received from contract owners	81	19,763	99,065	248,694
Transfers between subaccounts (including fixed accounts), net	132,498	(211,055)	(1,326,352)	(906,966)
Payment for contract benefits and terminations	(748,113)	(1,016,733)	(7,428,459)	(8,516,105)
Contract charges and fees	(53,658)	(63,160)	(38,948)	(42,488)
Adjustments to net assets allocated to contracts in payout period	(11,943)	(1,903)	5,479	(9,558)
Net increase (decrease) in net assets from contract transactions	(681,135)	(1,273,088)	(8,689,215)	(9,226,423)
Total increase (decrease) in net assets	(736,412)	(547,765)	(450,674)	3,246,561

Net assets
Beginning of period	5,122,586	5,670,351	57,690,247	54,443,686
End of period	$4,386,174	$5,122,586	$57,239,573	$57,690,247

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	Large Cap Growth Fund,		Large Cap Value Fund,
	Class II, Subaccount		Class I, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$(86,701)	$(120,283)	$440,498	$638,276
Net realized gain (loss) on investments	946,433	858,541	395,908	(162,513)
Net change in unrealized appreciation (depreciation) on investments	441,082	1,508,648	2,700,390	8,103
Net increase (decrease) in net assets resulting from operations	1,300,814	2,246,906	3,536,796	483,866

Contract transactions
Payments received from contract owners	13,782	28,572	203,897	210,391
Transfers between subaccounts (including fixed accounts), net	(905,818)	(679,777)	(53,186)	448,029
Payment for contract benefits and terminations	(1,407,884)	(1,986,596)	(7,836,008)	(8,010,145)
Contract charges and fees	(108,493)	(119,369)	(36,413)	(43,964)
Adjustments to net assets allocated to contracts in payout period	27	(2,940)	28,341	(34,660)
Net increase (decrease) in net assets from contract transactions	(2,408,386)	(2,760,110)	(7,693,369)	(7,430,349)
Total increase (decrease) in net assets	(1,107,572)	(513,204)	(4,156,573)	(6,946,483)

Net assets
Beginning of period	9,810,505	10,323,709	55,955,957	62,902,440
End of period	$8,702,933	$9,810,505	$51,799,384	$55,955,957

	Ultra Series		Ultra Series
	Large Cap Value Fund,		Mid Cap Fund,
	Class II, Subaccount		Class I, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$10,627	$17,326	$(363,508)	$(569,571)
Net realized gain (loss) on investments	25,580	4,799	9,841,163	4,445,299
Net change in unrealized appreciation (depreciation) on investments	80,069	(11,085)	(4,514,526)	7,852,507
Net increase (decrease) in net assets resulting from operations	116,276	11,040	4,963,129	11,728,235

Contract transactions
Payments received from contract owners	-	-	86,912	103,673
Transfers between subaccounts (including fixed accounts), net	16,845	84,912	(2,430,017)	(746,820)
Payment for contract benefits and terminations	(301,317)	(358,410)	(7,690,390)	(8,013,980)
Contract charges and fees	(18,521)	(23,043)	(36,402)	(41,556)
Adjustments to net assets allocated to contracts in payout period	-	(35)	33,814	(15,132)
Net increase (decrease) in net assets from contract transactions	(302,993)	(296,576)	(10,036,083)	(8,713,815)
Total increase (decrease) in net assets	(186,717)	(285,536)	(5,072,954)	3,014,420

Net assets
Beginning of period	2,010,122	2,295,658	54,448,196	51,433,776
End of period	$1,823,405	$2,010,122	$49,375,242	$54,448,196

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	Mid Cap Fund,		Moderate Allocation
	Class II, Subaccount		Fund, Class I, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$(36,290)	$(59,066)	$536,594	$525,865
Net realized gain (loss) on investments	830,506	403,256	70,481	(1,798,704)
Net change in unrealized appreciation (depreciation) on investments	(410,752)	665,095	2,091,001	5,605,550
Net increase (decrease) in net assets resulting from operations	383,464	1,009,285	2,698,076	4,332,711

Contract transactions
Payments received from contract owners	13,667	20,044	241,115	203,204
Transfers between subaccounts (including fixed accounts), net	(396,791)	(247,193)	1,872,137	(445,080)
Payment for contract benefits and terminations	(682,764)	(748,538)	(7,852,085)	(8,620,244)
Contract charges and fees	(44,024)	(48,780)	(174,189)	(193,443)
Adjustments to net assets allocated to contracts in payout period	(21,053)	(1,907)	13,716	(38,982)
Net increase (decrease) in net assets from contract transactions	(1,130,965)	(1,026,374)	(5,899,306)	(9,094,545)
Total increase (decrease) in net assets	(747,501)	(17,089)	(3,201,230)	(4,761,834)

Net assets
Beginning of period	4,577,872	4,594,961	46,521,321	51,283,155
End of period	$3,830,371	$4,577,872	$43,320,091	$46,521,321

	Ultra Series		Vanguard
	Moderate Allocation		VIF Money Market
	Fund, Class II, Subaccount		Portfolio, Subaccount
	2024	2023	2024	2023

Increase (decrease) in net assets from operations
Net investment income (loss)	$85,432	$68,985	$482,376	$527,688
Net realized gain (loss) on investments	82,547	(388,492)	-	161
Net change in unrealized appreciation (depreciation) on investments	379,723	1,223,871	-	-
Net increase (decrease) in net assets resulting from operations	547,702	904,364	482,376	527,849

Contract transactions
Payments received from contract owners	92,461	390,102	82,054	90,833
Transfers between subaccounts (including fixed accounts), net	67,400	(100,635)	4,158,851	2,084,254
Payment for contract benefits and terminations	(1,926,993)	(2,367,374)	(4,679,252)	(4,422,820)
Contract charges and fees	(96,350)	(108,652)	(64,937)	(82,328)
Adjustments to net assets allocated to contracts in payout period	150	(143)	(6,338)	(1,296)
Net increase (decrease) in net assets from contract transactions	(1,863,332)	(2,186,702)	(509,622)	(2,331,357)
Total increase (decrease) in net assets	(1,315,630)	(1,282,338)	(27,246)	(1,803,508)

Net assets
Beginning of period	9,958,283	11,240,621	13,520,806	15,324,314
End of period	$8,642,653	$9,958,283	$13,493,560	$13,520,806

See accompanying notes to financial statements

CMFG Variable Annuity Account

Notes to Financial Statements

(1) Organization

The CMFG Variable Annuity Account (“the Account”) is a separate account of CMFG Life Insurance Company (“the Company”). The Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), as amended.

The Account was established to receive and invest net premiums paid by the contract owners to the Company under four variable annuity contracts (“contracts”) issued by the Company: MEMBERS® Variable Annuity, MEMBERS® Variable Annuity II, MEMBERS® Choice Variable Annuity and MEMBERS® Variable Annuity III.

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end management investment company registered with the SEC.

BlackRock Variable Series Funds, Inc.	PIMCO Variable Insurance Trust
BlackRock Global Allocation V.I. Fund (2)	PIMCO Commodity RealReturn® Strategy Portfolio
Franklin Templeton Variable Insurance Products Trust	PIMCO Global Bond Opportunities Portfolio (Unhedged)
Franklin Income VIP Fund	PIMCO Total Return Portfolio
Franklin Mutual Global Discovery VIP Fund	T. Rowe Price International Series, Inc.
Templeton Developing Markets VIP Fund (1)	T. Rowe Price International Stock Portfolio (1)
AIM Variable Insurance Funds	Ultra Series Fund(3)
(Invesco Oppenheimer Variable Insurance Funds)	Aggressive Allocation Fund
Invesco Oppenheimer V.I. International Growth Fund	Conservative Allocation Fund
Invesco V.I. Discovery Mid Cap Growth Fund	Core Bond Fund
Invesco V.I. Global Real Estate Fund	Diversified Income Fund
Invesco V.I. Global Strategic Income Fund(1)	Foundation Account(4)
Invesco V.I. Government Securities Fund (2)	High Income Fund
Invesco V.I. Growth and Income Fund	International Stock Fund
Invesco V.I. Main Street Fund ®	Large Cap Growth Fund
Invesco V.I. Main Street Small Cap Fund ®	Large Cap Value Fund
MFS® Variable Insurance Trust II	Mid Cap Fund
MFS® Income Portfolio (1), (5)	Moderate Allocation Fund
Vanguard Variable Insurance Fund
Vanguard VIF Money Market Portfolio

(1) This subaccount is only available in the MEMBERS® Variable Annuity product.

(2) This subaccount is only available in the MEMBERS® Variable Annuity III product.

(3) The Ultra Series Fund offers both Class 1 and 2 shares to contract owners. Class 2 shares are only available in the MEMBERS® Variable Annuity III product.

(4) The Foundation Subaccount is only available in the MEMBERS® Variable Annuity III product, and is one of two available subaccounts that invest in the Ultra Series Core Bond Fund.

(5) MFS Income Portfolio was previously named MFS Strategic Income Portfolio

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

Segment Reporting

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Separate Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the Sub-Account’s financial position or results of operations.

CMFG Variable Annuity Account

Notes to Financial Statements

(1) Organization (continued)

The Account is engaged in a single line of business as a registered unit investment trust and is divided into various subaccounts for variable annuity contracts with the assets owned by the contract owners. Each subaccount of the Account constitutes a single operating segment and therefore, is a single reportable segment because the chief operating decision maker (“CODM”) manages the activities of the Account using information of each subaccount. The Accounting policies of the segment are described within Note 2.

The subaccounts have identified the Executive Vice President, Chief Business Officer of the Company, as the CODM. The Account does not have employees and is not a separate legal entity. The CODM uses Increase (decrease) in net assets resulting from operations to measure performance in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Account. The measure of segment assets is reported on the Statements of Assets and Liabilities as Total Net Assets. Refer to the Statements of Operations and Changes in Net Assets for each subaccount’s performance measure. All assets and revenue are generated in the US and there is no contract owner with greater than 10% of the results for all periods presented.

(2) Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its eligible subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contract owner’s account. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

CMFG Variable Annuity Account

Notes to Financial Statements

(2) Significant Accounting Policies (continued)

Contracts in Annuitization Period

Net assets allocated to contracts in the payout stage (annuitization period) are computed according to the 2000 Individual Annuity Mortality Table using an assumed investment return of 3.5%. The mortality risk arises because the Company bears the risk from contract riders, as described in Note 3, Fees and Charges, which may result in additional amounts being transferred into the Account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(3) Fees and Charges

Contract Charges

Surrender Charge. A surrender charge is assessed against a contract owner’s account upon surrender or partial withdrawal of payments received from contract owners within the first seven years of the contract period and, in certain circumstances, surrender charges are waived upon payment of a death benefit or the election of certain annuity payment options.

For purchase payments withdrawn or surrendered within the first year of the contract, a charge of 7% to 9% of the amount of the payment withdrawn or surrendered is assessed depending on the product version chosen. The surrender charge decreases by 1% (or the noted percentage decrease outlined in the contract) for each full year that has elapsed since the purchase payment was recorded. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than seven years prior to the withdrawal or surrender. No surrender charge is assessed on purchase payments made more than four years prior to the withdrawal or surrender for one of the contract options of the MEMBERS® Variable Annuity III product. Subject to certain restrictions in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the contracts. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Annual Contract Fee. On each contract anniversary prior to the annuity date, the Company deducts an annual contract fee of $30 from the contract owner’s account. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a contract except on a contract anniversary when the full fee is deducted. The Company currently waives this fee for all contracts with $50,000 or more of contract value for the MEMBERS® Variable Annuity III product and $25,000 or more of contract value for all other products. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Death Benefit Rider Charges. Optional death benefit riders are available on MEMBERS® Variable Annuity II and MEMBERS® Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The Minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85. All death benefit rider charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year.

Optional death benefit riders are also available on MEMBERS® Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit

CMFG Variable Annuity Account

Notes to Financial Statements

(3) Fees and Charges (continued)

Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts the applicable rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

Living Benefit Riders. Optional living benefit riders, such as Guaranteed Minimum Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit are available. Annual charges for these benefits range from 0.50% to 1.75%. Generally, the charge is assessed on the average benefit basis for the prior contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Transfer Fee. No charge is generally made for transfers between subaccounts. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Premium Taxes. If state or other premium taxes are applicable to a contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal, (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Account Charges

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge from the assets of the subaccount to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the subaccount at an annual rate of 1.15% to 1.65%. These charges are included in mortality and expense charges in the accompanying Statements of Operations of the applicable subaccount.

Administrative Charge. The Company deducts a daily administrative charge from the assets of the subaccount to compensate it for certain expenses it incurs in administration of MEMBERS® Variable Annuity and MEMBERS® Variable Annuity III contracts. The charge is deducted from the assets of the subaccount at an annual rate of 0.15%. These charges are included in administrative charges in the accompanying Statements of Operations of the applicable subaccount.

CMFG Variable Annuity Account

Notes to Financial Statements

(4) Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

CMFG Variable Annuity Account

Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2024.  All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2024 Assets, at Fair Value	Total
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$6,345,487
Franklin Income VIP Fund, Class 4, Subaccount	5,860,454
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	3,213,690
Templeton Developing Markets VIP Fund, Class 2, Subaccount	362,823
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	6,975,118
Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	3,859,812
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	2,647,138
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	161,039
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	6,653,083
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	16,037,449
Invesco V.I. Main Street Fund®, Service Shares, Subaccount	9,031,911
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	4,222,232
MFS® Income Portfolio, Initial Class, Subaccount	333,782
PIMCO Commodity RealReturn® Strategy Portfolio, Advisor Class, Subaccount	3,655,307
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	7,391,955
PIMCO Total Return Portfolio, Advisor Class, Subaccount	14,602,951
T. Rowe Price International Stock Portfolio, Subaccount	2,732,189
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	4,039,412
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	466,285
Ultra Series Conservative Allocation Fund, Class I, Subaccount	19,196,322
Ultra Series Conservative Allocation Fund, Class II, Subaccount	8,143,696
Ultra Series Core Bond Fund, Class I, Subaccount	23,671,160
Ultra Series Core Bond Fund, Class II, Subaccount	5,631,461
Ultra Series Diversified Income Fund, Class I, Subaccount	59,222,548
Ultra Series Diversified Income Fund, Class II, Subaccount	19,170,809
Ultra Series Foundation Account, Class I, Subaccount	254,235
Ultra Series Foundation Account, Class II, Subaccount	6,290,484
Ultra Series High Income Fund, Class I, Subaccount	7,765,419
Ultra Series High Income Fund, Class II, Subaccount	2,119,927
Ultra Series International Stock Fund, Class I, Subaccount	10,435,023
Ultra Series International Stock Fund, Class II, Subaccount	4,386,174
Ultra Series Large Cap Growth Fund, Class I, Subaccount	57,239,573
Ultra Series Large Cap Growth Fund, Class II, Subaccount	8,702,933
Ultra Series Large Cap Value Fund, Class I, Subaccount	51,799,384
Ultra Series Large Cap Value Fund, Class II, Subaccount	1,823,405
Ultra Series Mid Cap Fund, Class I, Subaccount	49,375,242
Ultra Series Mid Cap Fund, Class II, Subaccount	3,830,371
Ultra Series Moderate Allocation Fund, Class I, Subaccount	43,320,091
Ultra Series Moderate Allocation Fund, Class II, Subaccount	8,642,653
Vanguard VIF Money Market Portfolio, Subaccount	13,493,560

CMFG Variable Annuity Account

Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2023. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2023 Assets, at Fair Value	Total
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$8,212,612
Franklin Income VIP Fund, Class 4, Subaccount	6,879,635
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	3,688,996
Templeton Developing Markets VIP Fund, Class 2, Subaccount	359,202
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	8,580,236
Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	4,003,119
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	3,077,098
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	189,238
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	7,752,678
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	18,160,863
Invesco V.I. Main Street Fund®, Service Shares, Subaccount	9,855,755
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	4,956,651
MFS® Income Portfolio, Initial Class, Subaccount	366,071
PIMCO Commodity RealReturn® Strategy Portfolio, Advisor Class, Subaccount	3,855,303
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	8,222,720
PIMCO Total Return Portfolio, Advisor Class, Subaccount	16,551,446
T. Rowe Price International Stock Portfolio, Subaccount	3,080,754
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	4,474,294
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	471,784
Ultra Series Conservative Allocation Fund, Class I, Subaccount	22,569,543
Ultra Series Conservative Allocation Fund, Class II, Subaccount	10,057,321
Ultra Series Core Bond Fund, Class I, Subaccount	26,729,392
Ultra Series Core Bond Fund, Class II, Subaccount	6,389,414
Ultra Series Diversified Income Fund, Class I, Subaccount	67,446,860
Ultra Series Diversified Income Fund, Class II, Subaccount	21,958,909
Ultra Series Foundation Account, Class I, Subaccount	280,857
Ultra Series Foundation Account, Class II, Subaccount	6,939,424
Ultra Series High Income Fund, Class I, Subaccount	8,512,632
Ultra Series High Income Fund, Class II, Subaccount	2,278,785
Ultra Series International Stock Fund, Class I, Subaccount	12,415,850
Ultra Series International Stock Fund, Class II, Subaccount	5,122,586
Ultra Series Large Cap Growth Fund, Class I, Subaccount	57,690,247
Ultra Series Large Cap Growth Fund, Class II, Subaccount	9,810,505
Ultra Series Large Cap Value Fund, Class I, Subaccount	55,955,957
Ultra Series Large Cap Value Fund, Class II, Subaccount	2,010,122
Ultra Series Mid Cap Fund, Class I, Subaccount	54,448,196
Ultra Series Mid Cap Fund, Class II, Subaccount	4,577,872
Ultra Series Moderate Allocation Fund, Class I, Subaccount	46,521,321
Ultra Series Moderate Allocation Fund, Class II, Subaccount	9,958,283
Vanguard VIF Money Market Portfolio, Subaccount	13,520,806

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the years ended December 31, 2024 and 2023.

CMFG Variable Annuity Account

Notes to Financial Statements

(5) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2024 are as follows:

Year Ended December 31, 2024	Purchases	Sales
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$681,621	$2,580,065
Franklin Income VIP Fund, Class 4, Subaccount	399,201	1,508,457
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	328,692	682,573
Templeton Developing Markets VIP Fund, Class 2, Subaccount	19,385	25,947
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	604,606	1,622,330
Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	42,772	1,061,396
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	139,807	449,182
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	7,079	35,603
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	390,745	1,434,067
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	1,351,619	4,787,401
Invesco V.I. Main Street Fund®, Service Shares, Subaccount	1,177,519	3,091,934
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	194,964	1,317,175
MFS® Income Portfolio, Initial Class, Subaccount	14,177	44,506
PIMCO Commodity RealReturn® Strategy Portfolio, Advisor Class, Subaccount	329,768	601,517
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	579,242	1,097,442
PIMCO Total Return Portfolio, Advisor Class, Subaccount	1,055,573	2,773,093
T. Rowe Price International Stock Portfolio, Subaccount	113,594	476,275
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	234,898	823,932
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	40,715	62,664
Ultra Series Conservative Allocation Fund, Class I, Subaccount	2,023,377	5,617,306
Ultra Series Conservative Allocation Fund, Class II, Subaccount	391,964	2,414,219
Ultra Series Core Bond Fund, Class I, Subaccount	1,603,791	4,146,563
Ultra Series Core Bond Fund, Class II, Subaccount	407,382	1,042,840
Ultra Series Diversified Income Fund, Class I, Subaccount	5,786,385	11,904,324
Ultra Series Diversified Income Fund, Class II, Subaccount	2,003,097	4,064,490
Ultra Series Foundation Account, Class I, Subaccount	9,961	30,930
Ultra Series Foundation Account, Class II, Subaccount	228,072	735,737
Ultra Series High Income Fund, Class I, Subaccount	488,961	1,368,013
Ultra Series High Income Fund, Class II, Subaccount	123,121	316,180
Ultra Series International Stock Fund, Class I, Subaccount	333,909	2,314,982
Ultra Series International Stock Fund, Class II, Subaccount	74,659	801,020
Ultra Series Large Cap Growth Fund, Class I, Subaccount	5,781,628	10,343,251
Ultra Series Large Cap Growth Fund, Class II, Subaccount	794,331	2,562,689
Ultra Series Large Cap Value Fund, Class I, Subaccount	3,411,283	9,195,261
Ultra Series Large Cap Value Fund, Class II, Subaccount	107,755	347,290
Ultra Series Mid Cap Fund, Class I, Subaccount	9,004,277	10,893,218
Ultra Series Mid Cap Fund, Class II, Subaccount	740,126	1,209,568
Ultra Series Moderate Allocation Fund, Class I, Subaccount	4,834,171	9,401,221
Ultra Series Moderate Allocation Fund, Class II, Subaccount	567,392	2,179,103
Vanguard VIF Money Market Portfolio, Subaccount	4,758,439	4,785,685

CMFG Variable Annuity Account

Notes to Financial Statements

(5) Purchases and Sales of Investments (continued)

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2023 are as follows:

Year Ended December 31, 2023	Purchases	Sales
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$313,454	$1,698,820
Franklin Income VIP Fund, Class 4, Subaccount	957,618	843,370
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	284,119	907,915
Templeton Developing Markets VIP Fund, Class 2, Subaccount	8,470	58,583
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	94,970	2,137,263
Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	93,869	692,502
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	226,394	436,764
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	982	42,700
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	627,527	1,383,547
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	2,611,989	3,505,157
Invesco V.I. Main Street Fund®, Service Shares, Subaccount	810,316	1,780,443
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	227,689	870,201
MFS® Income Portfolio, Initial Class, Subaccount	14,499	32,572
PIMCO Commodity RealReturn® Strategy Portfolio, Advisor Class, Subaccount	1,007,642	558,297
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	393,297	1,368,420
PIMCO Total Return Portfolio, Advisor Class, Subaccount	886,906	2,880,514
T. Rowe Price International Stock Portfolio, Subaccount	37,588	426,888
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	144,291	575,446
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	9,217	205,960
Ultra Series Conservative Allocation Fund, Class I, Subaccount	1,179,757	5,683,201
Ultra Series Conservative Allocation Fund, Class II, Subaccount	541,897	3,767,607
Ultra Series Core Bond Fund, Class I, Subaccount	1,421,213	5,057,409
Ultra Series Core Bond Fund, Class II, Subaccount	395,550	1,326,485
Ultra Series Diversified Income Fund, Class I, Subaccount	11,566,916	11,989,849
Ultra Series Diversified Income Fund, Class II, Subaccount	3,960,742	4,314,690
Ultra Series Foundation Account, Class I, Subaccount	9,708	3,839
Ultra Series Foundation Account, Class II, Subaccount	224,724	1,382,823
Ultra Series High Income Fund, Class I, Subaccount	488,723	1,853,748
Ultra Series High Income Fund, Class II, Subaccount	137,266	568,317
Ultra Series International Stock Fund, Class I, Subaccount	335,427	2,624,344
Ultra Series International Stock Fund, Class II, Subaccount	65,959	1,385,186
Ultra Series Large Cap Growth Fund, Class I, Subaccount	5,841,737	10,629,323
Ultra Series Large Cap Growth Fund, Class II, Subaccount	936,997	2,933,327
Ultra Series Large Cap Value Fund, Class I, Subaccount	3,511,038	8,899,520
Ultra Series Large Cap Value Fund, Class II, Subaccount	178,821	406,604
Ultra Series Mid Cap Fund, Class I, Subaccount	4,706,937	9,859,686
Ultra Series Mid Cap Fund, Class II, Subaccount	403,823	1,116,528
Ultra Series Moderate Allocation Fund, Class I, Subaccount	1,516,413	10,054,625
Ultra Series Moderate Allocation Fund, Class II, Subaccount	653,080	2,763,832
Vanguard VIF Money Market Portfolio, Subaccount	4,100,009	5,903,517

CMFG Variable Annuity Account

Notes to Financial Statements

(6)	Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2024 and 2023 were as follows:

	BlackRock	Franklin	Franklin Mutual
	Global	Income	Global Discovery
	Allocation V.I.	VIP	VIP
	Fund, Class III,	Fund, Class 4,	Fund, Class 4,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	561,146	407,715	224,237
Units issued	12,723	242,580	166,734
Units redeemed	(102,236)	(274,796)	(211,628)
Units outstanding at December 31, 2023	471,633	375,499	179,343
Units issued	14,221	208,711	138,635
Units redeemed	(146,824)	(281,943)	(166,621)
Units outstanding at December 31, 2024	339,030	302,267	151,357

	Templeton	Invesco Oppenheimer V.I.	Invesco V.I.
	Developing	International	Discovery Mid Cap
	Markets VIP	Growth Fund,	Growth Fund,
	Fund, Class 2,	Service Shares,	Series II Shares,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	26,015	698,323	352,136
Units issued	-	610,107	336,024
Units redeemed	(3,523)	(747,889)	(380,178)
Units outstanding at December 31, 2023	22,492	560,541	307,982
Units issued	103	524,513	271,532
Units redeemed	(1,202)	(615,161)	(336,609)
Units outstanding at December 31, 2024	21,393	469,893	242,905

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Global Real	Global Strategic	Government
	Estate Fund,	Income Fund,	Securities Fund,
	Series II Shares,	Non-Service Shares,	Series II Shares,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	300,032	50,944	867,217
Units issued	308,409	45	855,723
Units redeemed	(328,973)	(9,029)	(938,040)
Units outstanding at December 31, 2023	279,468	41,960	784,900
Units issued	278,470	92	738,304
Units redeemed	(309,040)	(6,967)	(849,512)
Units outstanding at December 31, 2024	248,898	35,085	673,692

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Growth and	Main Street	Main Street
	Income Fund,	Fund®,	Small Cap Fund®,
	Series II Shares,	Service Shares,	Service Shares,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	835,785	384,984	171,536
Units issued	721,886	321,453	148,120
Units redeemed	(853,128)	(377,913)	(169,517)
Units outstanding at December 31, 2023	704,543	328,524	150,139
Units issued	579,857	253,726	120,363
Units redeemed	(739,867)	(335,080)	(155,164)
Units outstanding at December 31, 2024	544,533	247,170	115,338

CMFG Variable Annuity Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	MFS®	PIMCO Commodity RealReturn®	PIMCO Global Bond Opportunities
	Income Portfolio,	Strategy Portfolio,	Portfolio (Unhedged),
	Initial Class,	Advisor Class,	Advisor Class,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	16,160	776,372	821,149
Units issued	31	819,317	803,511
Units redeemed	(1,151)	(843,225)	(906,385)
Units outstanding at December 31, 2023	15,040	752,464	718,275
Units issued	85	781,501	742,887
Units redeemed	(1,661)	(838,285)	(802,257)
Units outstanding at December 31, 2024	13,464	695,680	658,905

	PIMCO	T. Rowe Price	Ultra Series
	Total Return	International	Aggressive
	Portfolio,	Stock	Allocation
	Advisor Class,	Portfolio,	Fund, Class I,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	1,441,950	126,408	282,353
Units issued	1,286,101	290	30,001
Units redeemed	(1,472,351)	(14,711)	(58,684)
Units outstanding at December 31, 2023	1,255,700	111,987	253,670
Units issued	1,158,760	1,744	29,426
Units redeemed	(1,317,695)	(16,188)	(70,930)
Units outstanding at December 31, 2024	1,096,765	97,543	212,166

	Ultra Series	Ultra Series	Ultra Series
	Aggressive	Conservative	Conservative
	Allocation	Allocation Fund,	Allocation Fund,
	Fund, Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	25,576	1,832,231	785,099
Units issued	-	515,738	275,631
Units redeemed	(7,900)	(847,653)	(476,046)
Units outstanding at December 31, 2023	17,676	1,500,316	584,684
Units issued	572	482,094	225,961
Units redeemed	(1,978)	(750,530)	(352,663)
Units outstanding at December 31, 2024	16,270	1,231,880	457,982

	Ultra Series	Ultra Series	Ultra Series
	Core Bond	Core Bond	Diversified
	Fund,	Fund,	Income
	Class I,	Class II,	Fund, Class I,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	2,114,103	661,339	2,530,962
Units issued	1,964,737	598,884	1,073,054
Units redeemed	(2,266,096)	(693,790)	(1,408,627)
Units outstanding at December 31, 2023	1,812,744	566,433	2,195,389
Units issued	1,847,076	540,895	1,042,406
Units redeemed	(2,059,822)	(608,713)	(1,374,524)
Units outstanding at December 31, 2024	1,599,998	498,615	1,863,271

CMFG Variable Annuity Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series	Ultra Series	Ultra Series
	Diversified	Foundation	Foundation
	Income	Account,	Account,
	Fund, Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	1,008,886	26,055	780,339
Units issued	70,230	-	228
Units redeemed	(212,654)	(1)	(124,559)
Units outstanding at December 31, 2023	866,462	26,054	656,008
Units issued	47,292	-	170
Units redeemed	(182,619)	(2,514)	(60,774)
Units outstanding at December 31, 2024	731,135	23,540	595,404

	Ultra Series	Ultra Series	Ultra Series
	High Income	High Income	International
	Fund,	Fund,	Stock Fund,
	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	460,661	161,891	782,753
Units issued	411,510	147,716	670,005
Units redeemed	(492,167)	(178,218)	(795,222)
Units outstanding at December 31, 2023	380,004	131,389	657,536
Units issued	374,687	129,071	635,450
Units redeemed	(425,004)	(143,888)	(734,855)
Units outstanding at December 31, 2024	329,687	116,572	558,131

	Ultra Series	Ultra Series	Ultra Series
	International	Large Cap	Large Cap
	Stock Fund,	Growth Fund,	Growth Fund,
	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	378,562	1,323,286	268,154
Units issued	339,238	698,798	226,594
Units redeemed	(417,392)	(912,313)	(289,709)
Units outstanding at December 31, 2023	300,408	1,109,771	205,039
Units issued	294,710	593,685	171,967
Units redeemed	(334,288)	(746,974)	(218,379)
Units outstanding at December 31, 2024	260,830	956,482	158,627

	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Mid Cap
	Value Fund,	Value Fund,	Fund,
	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	1,988,847	77,374	1,030,089
Units issued	1,215,452	71,972	521,669
Units redeemed	(1,452,527)	(82,096)	(684,427)
Units outstanding at December 31, 2023	1,751,772	67,250	867,331
Units issued	1,176,516	60,123	434,522
Units redeemed	(1,391,721)	(70,252)	(587,274)
Units outstanding at December 31, 2024	1,536,567	57,121	714,579

CMFG Variable Annuity Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series	Ultra Series	Ultra Series
	Mid Cap	Moderate	Moderate
	Fund,	Allocation	Allocation
	Class II,	Fund, Class I,	Fund, Class II,
	Subaccount	Subaccount	Subaccount
Units outstanding at December 31, 2022	105,983	3,317,855	550,131
Units issued	86,616	529,065	158,924
Units redeemed	(107,996)	(1,090,350)	(263,222)
Units outstanding at December 31, 2023	84,603	2,756,570	445,833
Units issued	66,900	670,487	118,691
Units redeemed	(86,692)	(1,001,617)	(198,138)
Units outstanding at December 31, 2024	64,811	2,425,440	366,386

Vanguard
VIF Money
Market
Portfolio,
Subaccount
Units outstanding at December 31, 2022	1,552,642
Units issued	1,245,508
Units redeemed	(1,476,323)
Units outstanding at December 31, 2023	1,321,827
Units issued	1,180,553
Units redeemed	(1,231,547)
Units outstanding at December 31, 2024	1,270,833

CMFG Variable Annuity Account

Notes to Financial Statements

(7)	Financial Highlights

The table below provides financial highlights for each subaccount for the year ended December 31, 2024 and for the four preceding years ended December 31. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period. The unit value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratios. In addition, the lowest unit value and total return can exceed the highest unit value and total return due to timing of when amounts were actually invested in the respective contract by contract owners.

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
BlackRock Global Allocation V.I. Fund, Class III, Subaccount
12/31/2024	339	$18.76	to	$17.74	$6,345	1.30%	1.30% to 1.80%	7.57%	to	6.93%
12/31/2023	472	17.44	to	16.59	8,213	2.35%	1.30% to 1.80%	10.94%	to	10.45%
12/31/2022	561	15.72	to	15.02	8,807	0.00%	1.30% to 1.80%	-17.09%	to	-17.56%
12/31/2021	675	18.96	to	18.22	12,776	0.74%	1.30% to 1.80%	4.98%	to	4.47%
12/31/2020	819	18.06	to	17.44	14,778	1.21%	1.30% to 1.80%	19.13%	to	18.48%
Franklin Income VIP Fund, Class 4, Subaccount
12/31/2024	302	$19.88	to	$19.33	$5,860	4.93%	1.15% to 1.80%	5.86%	to	5.05%
12/31/2023	375	18.78	to	18.40	6,880	4.94%	1.15% to 1.80%	7.31%	to	6.60%
12/31/2022	408	17.50	to	17.26	6,970	4.72%	1.15% to 1.80%	-6.62%	to	-7.30%
12/31/2021	473	18.74	to	18.62	8,674	4.41%	1.15% to 1.80%	15.32%	to	14.44%
12/31/2020	537	16.25	to	16.27	8,537	5.54%	1.15% to 1.80%	-0.55%	to	-1.27%
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount
12/31/2024	151	$21.88	to	$21.54	$3,214	1.49%	1.15% to 1.80%	3.45%	to	2.72%
12/31/2023	179	21.15	to	20.97	3,689	2.16%	1.15% to 1.80%	18.75%	to	17.94%
12/31/2022	224	17.81	to	17.78	3,889	1.16%	1.15% to 1.80%	-5.97%	to	-6.57%
12/31/2021	272	18.94	to	19.03	5,020	2.26%	1.15% to 1.80%	17.64%	to	16.75%
12/31/2020	343	16.10	to	16.30	5,374	2.18%	1.15% to 1.80%	-5.63%	to	-6.27%
Templeton Developing Markets VIP Fund, Class 2, Subaccount
12/31/2024	21	$16.96	to	(a)	$363	3.90%	1.40%	6.20%	to	(a)
12/31/2023	22	15.97	to	(a)	359	2.08%	1.40%	11.13%	to	(a)
12/31/2022	26	14.37	to	(a)	374	2.55%	1.40%	-23.16%	to	(a)
12/31/2021	34	18.70	to	(a)	638	0.84%	1.40%	-7.10%	to	(a)
12/31/2020	36	20.13	to	(a)	727	4.44%	1.40%	15.62%	to	(a)
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount
12/31/2024	470	$15.46	to	$15.00	$6,975	0.33%	1.15% to 1.80%	-3.07%	to	-3.60%
12/31/2023	561	15.95	to	15.56	8,580	0.28%	1.15% to 1.80%	19.30%	to	18.42%
12/31/2022	698	13.37	to	13.14	8,986	0.00%	1.15% to 1.80%	-28.08%	to	-28.39%
12/31/2021	683	18.59	to	18.35	12,223	0.00%	1.15% to 1.80%	8.78%	to	8.20%
12/31/2020	844	17.09	to	16.96	13,873	0.64%	1.15% to 1.80%	19.68%	to	18.93%

CMFG Variable Annuity Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount
12/31/2024	243	$16.03	to	$15.59	$3,860	0.00%	1.15% to 1.80%	22.46%	to	21.80%
12/31/2023	308	13.09	to	12.80	4,003	0.00%	1.15% to 1.80%	11.50%	to	10.92%
12/31/2022	352	11.74	to	11.54	4,110	0.00%	1.15% to 1.80%	-31.86%	to	-32.36%
12/31/2021	361	17.23	to	17.06	6,202	0.00%	1.15% to 1.80%	17.45%	to	16.69%
12/31/2020	465	14.67	to	14.62	6,818	0.00%	1.15% to 1.80%	-31.51%	to	-33.48%
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount
12/31/2024	249	$11.17	to	$12.02	$2,647	2.36%	1.15% to 1.80%	-3.21%	to	-3.84%
12/31/2023	279	11.54	to	12.50	3,077	1.21%	1.15% to 1.80%	7.75%	to	7.11%
12/31/2022	300	10.71	to	11.67	3,075	2.51%	1.15% to 1.80%	-25.93%	to	-26.42%
12/31/2021	338	14.46	to	15.86	4,679	2.55%	1.15% to 1.80%	24.23%	to	23.14%
12/31/2020	394	11.64	to	12.88	4,391	4.69%	1.15% to 1.80%	-13.59%	to	-14.13%
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount
12/31/2024	35	$4.59	to	(a)	$161	2.90%	1.40%	1.77%	to	(a)
12/31/2023	42	4.51	to	(a)	189	0.00%	1.40%	7.64%	to	(a)
12/31/2022	51	4.19	to	(a)	213	0.00%	1.40%	-12.53%	to	(a)
12/31/2021	57	4.79	to	(a)	274	4.46%	1.40%	-4.96%	to	(a)
12/31/2020	61	5.04	to	(a)	307	5.83%	1.40%	1.61%	to	(a)
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount
12/31/2024	674	$9.94	to	$9.18	$6,653	2.27%	1.15% to 1.80%	0.10%	to	-0.33%
12/31/2023	785	9.93	to	9.21	7,753	1.73%	1.15% to 1.80%	3.22%	to	2.56%
12/31/2022	867	9.62	to	8.98	8,301	1.67%	1.30% to 1.80%	-11.82%	to	-12.13%
12/31/2021	986	10.91	to	10.22	10,704	2.26%	1.30% to 1.80%	-3.71%	to	-4.04%
12/31/2020	963	11.33	to	10.65	10,868	2.06%	1.30% to 1.80%	4.62%	to	4.11%
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount
12/31/2024	545	$30.07	to	$29.91	$16,037	1.16%	1.15% to 1.80%	14.33%	to	13.73%
12/31/2023	705	26.30	to	$26.30	18,161	1.26%	1.15% to 1.80%	11.02%	to	10.41%
12/31/2022	836	23.69	to	$23.82	19,434	1.22%	1.15% to 1.80%	-7.10%	to	-7.71%
12/31/2021	1,034	25.50	to	$25.81	25,901	1.19%	1.15% to 1.80%	26.68%	to	25.84%
12/31/2020	1,397	20.13	to	$20.51	27,609	2.07%	1.15% to 1.80%	0.55%	to	0.05%
Invesco V.I. Main Street Fund®, Service Shares, Subaccount
12/31/2024	247	$37.67	to	$37.27	$9,032	0.00%	1.15% to 1.80%	21.99%	to	21.16%
12/31/2023	329	30.88	to	30.76	9,856	0.48%	1.15% to 1.80%	21.48%	to	20.67%
12/31/2022	385	25.42	to	25.49	9,529	1.08%	1.15% to 1.80%	-21.18%	to	-21.74%
12/31/2021	448	32.25	to	32.57	14,091	0.49%	1.15% to 1.80%	25.68%	to	25.03%
12/31/2020	558	25.66	to	26.05	13,975	1.15%	1.15% to 1.80%	12.35%	to	11.71%

CMFG Variable Annuity Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount
12/31/2024	115	$37.77	to	$35.65	$4,222	0.00%	1.15% to 1.80%	11.09%	to	10.34%
12/31/2023	150	34.00	to	32.31	4,957	0.90%	1.15% to 1.80%	16.52%	to	15.68%
12/31/2022	172	29.18	to	27.93	4,868	0.25%	1.15% to 1.80%	-16.98%	to	-17.54%
12/31/2021	189	35.15	to	33.87	6,486	0.16%	1.15% to 1.80%	20.87%	to	20.11%
12/31/2020	260	29.08	to	28.20	7,381	0.38%	1.15% to 1.80%	18.21%	to	17.50%
MFS® Income Portfolio, Initial Class, Subaccount
12/31/2024	13	$24.79	to	(a)	$334	3.89%	1.40%	1.85%	to	(a)
12/31/2023	15	24.34	to	(a)	366	3.70%	1.40%	6.06%	to	(a)
12/31/2022	16	22.95	to	(a)	371	3.56%	1.40%	-14.91%	to	(a)
12/31/2021	18	26.97	to	(a)	496	2.99%	1.40%	-0.88%	to	(a)
12/31/2020	20	27.21	to	(a)	539	3.53%	1.40%	7.85%	to	(a)
PIMCO Commodity RealReturn® Strategy Portfolio, Advisor Class, Subaccount
12/31/2024	696	$5.41	to	$4.61	$3,655	2.05%	1.15% to 1.80%	2.85%	to	2.22%
12/31/2023	752	5.26	to	$4.51	3,855	15.69%	1.15% to 1.80%	-9.15%	to	-9.80%
12/31/2022	776	5.79	to	$5.00	4,382	21.31%	1.15% to 1.80%	7.82%	to	7.53%
12/31/2021	1,176	5.37	to	$4.65	6,175	3.89%	1.15% to 1.80%	31.62%	to	31.36%
12/31/2020	1,595	4.08	to	$3.54	6,380	6.51%	1.15% to 1.80%	0.25%	to	-0.56%
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount
12/31/2024	659	$11.60	to	$10.46	$7,392	3.42%	1.15% to 1.80%	-1.78%	to	-2.43%
12/31/2023	718	11.81	to	10.72	8,223	2.14%	1.15% to 1.80%	3.96%	to	3.28%
12/31/2022	821	11.36	to	10.38	9,066	1.38%	1.15% to 1.80%	-12.14%	to	-12.63%
12/31/2021	909	12.93	to	11.88	11,433	4.77%	1.15% to 1.80%	-5.21%	to	-5.86%
12/31/2020	970	13.64	to	12.62	12,903	2.38%	1.15% to 1.80%	8.77%	to	7.96%
PIMCO Total Return Portfolio, Advisor Class, Subaccount
12/31/2024	1,097	$13.63	to	$12.52	$14,603	3.93%	1.15% to 1.80%	1.34%	to	0.64%
12/31/2023	1,256	13.45	to	12.44	16,551	3.46%	1.15% to 1.80%	4.67%	to	4.01%
12/31/2022	1,442	12.85	to	11.96	18,193	2.50%	1.15% to 1.80%	-15.40%	to	-15.95%
12/31/2021	1,606	15.19	to	14.23	23,970	1.71%	1.15% to 1.80%	-2.50%	to	-3.07%
12/31/2020	1,665	15.58	to	14.68	25,504	1.97%	1.15% to 1.80%	7.30%	to	6.61%
T. Rowe Price International Stock Portfolio, Subaccount
12/31/2024	98	$28.01	to	(a)	$2,732	0.89%	1.40%	1.82%	to	(a)
12/31/2023	112	27.51	to	(a)	3,081	0.96%	1.40%	14.67%	to	(a)
12/31/2022	126	23.99	to	(a)	3,033	0.75%	1.40%	-17.05%	to	(a)
12/31/2021	137	28.92	to	(a)	3,951	0.54%	1.40%	-0.07%	to	(a)
12/31/2020	153	28.94	to	(a)	4,428	0.59%	1.40%	12.83%	to	(a)

CMFG Variable Annuity Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Ultra Series Aggressive Allocation Fund, Class I, Subaccount
12/31/2024	212	$18.65	to	$17.81	$4,039	2.15%	1.15% to 1.40%	7.87%	to	7.55%
12/31/2023	254	17.29	to	16.56	4,474	2.26%	1.15% to 1.40%	11.62%	to	11.29%
12/31/2022	282	15.49	to	14.88	4,466	1.71%	1.15% to 1.40%	-15.40%	to	-15.65%
12/31/2021	320	18.31	to	17.64	5,991	2.52%	1.15% to 1.40%	8.92%	to	8.49%
12/31/2020	372	16.81	to	17.43	6,416	1.25%	1.15% to 1.80%	8.80%	to	8.13%
Ultra Series Aggressive Allocation Fund, Class II, Subaccount
12/31/2024	16	$28.66	to	(b)	$466	1.93%	1.30%	7.38%	to	(b)
12/31/2023	18	26.69	to	(b)	472	1.64%	1.30%	11.16%	to	(b)
12/31/2022	26	24.01	to	(b)	614	1.40%	1.30%	-15.70%	to	(b)
12/31/2021	28	28.48	to	(b)	799	2.17%	1.30%	8.45%	to	(b)
12/31/2020	42	26.26	to	(b)	1,095	0.93%	1.30%	8.42%	to	(b)
Ultra Series Conservative Allocation Fund, Class I, Subaccount
12/31/2024	1,232	$15.70	to	$14.02	$19,196	3.98%	1.15% to 1.80%	3.84%	to	3.16%
12/31/2023	1,500	15.12	to	13.59	22,570	2.58%	1.15% to 1.80%	7.08%	to	6.42%
12/31/2022	1,832	14.12	to	12.77	25,797	1.79%	1.15% to 1.80%	-14.11%	to	-14.64%
12/31/2021	2,146	16.44	to	14.96	35,334	1.83%	1.15% to 1.80%	2.30%	to	1.63%
12/31/2020	2,476	16.07	to	14.72	39,865	1.97%	1.15% to 1.80%	8.29%	to	7.52%
Ultra Series Conservative Allocation Fund, Class II, Subaccount
12/31/2024	458	$17.84	to	$15.93	$8,144	3.63%	1.30% to 1.80%	3.42%	to	2.77%
12/31/2023	585	17.25	to	15.50	10,057	2.18%	1.30% to 1.80%	6.55%	to	6.09%
12/31/2022	785	16.19	to	14.61	12,679	1.44%	1.30% to 1.80%	-14.56%	to	-14.91%
12/31/2021	919	18.95	to	17.17	17,373	1.58%	1.30% to 1.80%	1.99%	to	1.48%
12/31/2020	1,048	18.58	to	16.92	19,406	1.57%	1.30% to 1.80%	7.71%	to	7.16%
Ultra Series Core Bond Fund, Class I, Subaccount
12/31/2024	1,600	$16.45	to	$11.18	$23,671	3.55%	1.15% to 1.80%	0.37%	to	-0.18%
12/31/2023	1,813	16.39	to	11.20	26,729	3.21%	1.15% to 1.80%	5.00%	to	4.28%
12/31/2022	2,114	15.61	to	10.74	29,624	2.53%	1.15% to 1.80%	-14.28%	to	-14.69%
12/31/2021	2,342	18.21	to	12.59	38,372	2.23%	1.15% to 1.80%	-2.67%	to	-3.38%
12/31/2020	2,488	18.71	to	13.03	42,185	2.43%	1.15% to 1.80%	7.65%	to	6.98%
Ultra Series Core Bond Fund, Class II, Subaccount
12/31/2024	499	$11.38	to	$10.46	$5,631	3.35%	1.30% to 1.80%	0.00%	to	-0.48%
12/31/2023	566	11.38	to	10.51	6,389	2.97%	1.30% to 1.80%	4.60%	to	4.06%
12/31/2022	661	10.88	to	10.10	7,142	2.36%	1.30% to 1.80%	-14.60%	to	-15.05%
12/31/2021	718	12.74	to	11.89	9,091	2.13%	1.30% to 1.80%	-2.90%	to	-3.57%
12/31/2020	780	13.12	to	12.33	10,170	2.14%	1.30% to 1.80%	7.28%	to	6.75%

CMFG Variable Annuity Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Ultra Series Diversified Income Fund, Class I, Subaccount
12/31/2024	1,863	$27.60	to	$21.84	$59,223	5.77%	1.15% to 1.80%	4.07%	to	3.36%
12/31/2023	2,195	26.52	to	21.13	67,447	2.58%	1.15% to 1.80%	2.55%	to	1.88%
12/31/2022	2,531	25.86	to	20.74	76,232	2.14%	1.15% to 1.80%	-8.75%	to	-9.27%
12/31/2021	2,869	28.34	to	22.86	94,409	1.79%	1.15% to 1.80%	13.59%	to	12.94%
12/31/2020	3,164	24.95	to	20.24	92,061	2.11%	1.15% to 1.80%	6.53%	to	5.80%
Ultra Series Diversified Income Fund, Class II, Subaccount
12/31/2024	731	$26.43	to	$24.56	$19,171	5.65%	1.30% to 1.80%	3.57%	to	3.11%
12/31/2023	866	25.52	to	23.82	21,959	2.37%	1.30% to 1.80%	2.16%	to	1.66%
12/31/2022	1,009	24.98	to	23.43	25,053	1.96%	1.30% to 1.80%	-9.13%	to	-9.47%
12/31/2021	1,088	27.49	to	25.88	29,739	1.68%	1.30% to 1.80%	13.13%	to	12.62%
12/31/2020	1,204	24.30	to	22.98	29,102	1.79%	1.30% to 1.80%	6.11%	to	5.51%
Ultra Series Foundation Account, Class I, Subaccount
12/31/2024	24	$10.80	to	(a)	$254	3.58%	1.30%	0.19%	to	(a)
12/31/2023	26	10.78	to	(a)	281	3.40%	1.30%	4.86%	to	(a)
12/31/2022	26	10.28	to	(a)	268	2.67%	1.30%	-14.33%	to	(a)
12/31/2021	26	12.00	to	(a)	312	2.32%	1.30%	-2.91%	to	(a)
12/31/2020	26	12.36	to	(a)	325	2.74%	1.30%	7.48%	to	(a)
Ultra Series Foundation Account, Class II, Subaccount
12/31/2024	595	$10.60	to	$9.85	$6,290	3.37%	1.30% to 1.80%	-0.09%	to	-0.51%
12/31/2023	656	10.61	to	9.90	6,939	2.89%	1.30% to 1.80%	4.53%	to	3.88%
12/31/2022	780	10.15	to	9.53	7,901	2.36%	1.30% to 1.80%	-14.35%	to	-14.99%
12/31/2021	870	11.85	to	11.21	10,288	1.88%	1.30% to 1.80%	-3.19%	to	-3.61%
12/31/2020	1,110	12.24	to	11.63	13,551	2.27%	1.30% to 1.80%	7.18%	to	6.80%
Ultra Series High Income Fund, Class I, Subaccount
12/31/2024	330	$27.29	to	$16.90	$7,765	4.54%	1.15% to 1.80%	5.20%	to	4.39%
12/31/2023	380	25.94	to	16.19	8,513	4.81%	1.15% to 1.80%	8.04%	to	7.50%
12/31/2022	461	24.01	to	15.06	9,524	4.60%	1.15% to 1.80%	-10.48%	to	-11.05%
12/31/2021	523	26.82	to	16.93	12,118	4.08%	1.15% to 1.80%	3.07%	to	2.42%
12/31/2020	583	26.02	to	16.53	13,086	4.73%	1.15% to 1.80%	4.71%	to	4.29%
Ultra Series High Income Fund, Class II, Subaccount
12/31/2024	117	$18.39	to	$16.55	$2,120	4.37%	1.30% to 1.80%	4.79%	to	4.15%
12/31/2023	131	17.55	to	15.89	2,279	4.48%	1.30% to 1.80%	7.67%	to	7.15%
12/31/2022	162	16.30	to	14.83	2,612	4.31%	1.30% to 1.80%	-10.83%	to	-11.30%
12/31/2021	188	18.28	to	16.72	3,403	3.95%	1.30% to 1.80%	2.58%	to	2.14%
12/31/2020	209	17.82	to	16.37	3,693	4.52%	1.30% to 1.80%	4.33%	to	3.80%

CMFG Variable Annuity Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Ultra Series International Stock Fund, Class I, Subaccount
12/31/2024	558	$18.61	to	$9.28	$10,435	0.61%	1.15% to 1.80%	-1.06%	to	-1.49%
12/31/2023	658	18.81	to	9.42	12,416	0.71%	1.15% to 1.80%	14.42%	to	13.77%
12/31/2022	783	16.44	to	8.28	12,912	0.73%	1.15% to 1.80%	-18.57%	to	-19.30%
12/31/2021	819	20.19	to	10.26	16,655	0.87%	1.15% to 1.80%	-2.42%	to	-3.21%
12/31/2020	919	20.69	to	10.60	19,140	1.01%	1.15% to 1.80%	7.09%	to	6.32%
Ultra Series International Stock Fund, Class II, Subaccount
12/31/2024	261	$17.14	to	$14.51	$4,386	0.41%	1.30% to 1.80%	-1.49%	to	-2.16%
12/31/2023	300	17.40	to	14.83	5,123	0.50%	1.30% to 1.80%	14.02%	to	13.47%
12/31/2022	379	15.26	to	13.07	5,670	0.50%	1.30% to 1.80%	-18.96%	to	-19.37%
12/31/2021	385	18.83	to	16.21	7,126	0.72%	1.30% to 1.80%	-2.84%	to	-3.45%
12/31/2020	469	19.38	to	16.79	8,919	0.74%	1.30% to 1.80%	6.72%	to	6.13%
Ultra Series Large Cap Growth Fund, Class I, Subaccount
12/31/2024	956	$37.87	to	$34.89	$57,240	0.59%	1.15% to 1.80%	15.00%	to	14.39%
12/31/2023	1,110	32.93	to	30.50	57,690	0.34%	1.15% to 1.80%	24.92%	to	24.08%
12/31/2022	1,323	26.36	to	24.58	54,444	0.37%	1.15% to 1.80%	-14.42%	to	-15.01%
12/31/2021	1,476	30.80	to	28.92	70,794	0.35%	1.15% to 1.80%	21.55%	to	20.80%
12/31/2020	1,680	25.34	to	23.94	66,123	0.45%	1.15% to 1.80%	12.62%	to	12.03%
Ultra Series Large Cap Growth Fund, Class II, Subaccount
12/31/2024	159	$55.65	to	$49.40	$8,703	0.43%	1.30% to 1.80%	14.60%	to	14.01%
12/31/2023	205	48.56	to	43.33	9,811	0.17%	1.30% to 1.80%	24.45%	to	23.84%
12/31/2022	268	39.02	to	34.99	10,324	0.13%	1.30% to 1.80%	-14.78%	to	-15.18%
12/31/2021	325	45.79	to	41.25	14,667	0.20%	1.30% to 1.80%	21.04%	to	20.47%
12/31/2020	426	37.83	to	34.24	15,900	0.25%	1.30% to 1.80%	12.16%	to	11.60%
Ultra Series Large Cap Value Fund, Class I, Subaccount
12/31/2024	1,537	$23.13	to	$17.38	$51,799	2.12%	1.15% to 1.80%	6.79%	to	6.11%
12/31/2023	1,752	21.66	to	16.38	55,956	2.41%	1.15% to 1.80%	1.40%	to	0.86%
12/31/2022	1,989	21.36	to	16.24	62,902	2.23%	1.15% to 1.80%	-6.07%	to	-6.72%
12/31/2021	2,328	22.74	to	17.41	77,271	1.80%	1.15% to 1.80%	20.96%	to	20.07%
12/31/2020	2,611	18.80	to	14.50	71,882	1.66%	1.15% to 1.80%	-5.05%	to	-5.97%
Ultra Series Large Cap Value Fund, Class II, Subaccount
12/31/2024	57	$32.53	to	$29.01	$1,823	1.93%	1.30% to 1.80%	6.38%	to	5.80%
12/31/2023	67	30.58	to	27.42	2,010	2.19%	1.30% to 1.80%	1.02%	to	0.48%
12/31/2022	77	30.27	to	27.29	2,296	1.95%	1.30% to 1.80%	-6.43%	to	-6.83%
12/31/2021	98	32.35	to	29.29	3,128	1.54%	1.30% to 1.80%	20.44%	to	19.89%
12/31/2020	128	26.86	to	24.43	3,388	1.42%	1.30% to 1.80%	-5.42%	to	-5.89%

CMFG Variable Annuity Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Ultra Series Mid Cap Fund, Class I, Subaccount
12/31/2024	715	$68.20	to	$34.60	$49,375	0.60%	1.15% to 1.80%	9.59%	to	8.87%
12/31/2023	867	62.23	to	31.78	54,448	0.17%	1.15% to 1.80%	25.41%	to	24.63%
12/31/2022	1,030	49.62	to	25.50	51,434	0.00%	1.15% to 1.80%	-14.17%	to	-14.74%
12/31/2021	1,193	57.81	to	29.91	69,287	0.00%	1.15% to 1.80%	24.91%	to	24.21%
12/31/2020	1,354	46.28	to	24.08	62,690	0.00%	1.15% to 1.80%	8.43%	to	7.89%
Ultra Series Mid Cap Fund, Class II, Subaccount
12/31/2024	65	$59.65	to	$54.37	$3,830	0.49%	1.30% to 1.80%	9.09%	to	8.52%
12/31/2023	85	54.68	to	50.10	4,578	0.03%	1.30% to 1.80%	24.93%	to	24.29%
12/31/2022	106	43.77	to	40.31	4,595	0.00%	1.30% to 1.80%	-14.53%	to	-14.94%
12/31/2021	128	51.21	to	47.39	6,487	0.00%	1.30% to 1.80%	24.45%	to	23.83%
12/31/2020	173	41.15	to	38.27	7,069	0.00%	1.30% to 1.80%	7.98%	to	7.47%
Ultra Series Moderate Allocation Fund, Class I, Subaccount
12/31/2024	2,425	$17.68	to	$15.19	$43,320	2.50%	1.15% to 1.80%	6.06%	to	5.41%
12/31/2023	2,757	16.67	to	14.41	46,521	2.38%	1.15% to 1.80%	9.46%	to	8.75%
12/31/2022	3,318	15.23	to	13.25	51,283	1.74%	1.15% to 1.80%	-14.53%	to	-15.12%
12/31/2021	3,806	17.82	to	15.61	68,865	2.14%	1.15% to 1.80%	6.20%	to	5.54%
12/31/2020	4,525	16.78	to	14.79	77,402	1.53%	1.15% to 1.80%	8.75%	to	8.19%
Ultra Series Moderate Allocation Fund, Class II, Subaccount
12/31/2024	366	$23.74	to	$21.41	$8,643	2.24%	1.30% to 1.80%	5.70%	to	5.11%
12/31/2023	446	22.46	to	20.37	9,958	1.97%	1.30% to 1.80%	9.19%	to	8.64%
12/31/2022	550	20.57	to	18.75	11,241	1.38%	1.30% to 1.80%	-14.89%	to	-15.27%
12/31/2021	673	24.17	to	22.13	16,166	2.00%	1.30% to 1.80%	5.68%	to	5.23%
12/31/2020	793	22.87	to	21.03	18,046	1.20%	1.30% to 1.80%	8.44%	to	7.85%
Vanguard VIF Money Market Portfolio, Subaccount
12/31/2024	1,271	$10.76	to	$10.15	$13,494	5.07%	1.15% to 1.80%	4.06%	to	3.47%
12/31/2023	1,322	10.34	to	9.81	13,521	4.93%	1.15% to 1.80%	3.92%	to	3.26%
12/31/2022	1,553	9.95	to	9.50	15,324	1.45%	1.15% to 1.80%	0.20%	to	-0.21%
12/31/2021	1,776	9.93	to	9.52	17,506	0.01%	1.15% to 1.80%	-1.19%	to	-1.65%
12/31/2020	2,220	10.05	to	9.68	22,144	0.51%	1.15% to 1.80%	-0.79%	to	-1.43%

CMFG Variable Annuity Account

Notes to Financial Statements

(7)	Financial Highlights (continued)

(1)	The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the daily average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)	The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting primarily of mortality and expense risk charges, as defined in the Account Charges note. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3)	The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods is presented as a range of lowest to highest percentages based on the product grouping representing the lowest and highest expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)	This subaccount is only available in the MEMBERS Variable Annuity product that offers one class and expense ratio, therefore a range of lowest to highest is not presented.

(b)	This subaccount is only available in the MEMBERS Variable Annuity III product that offers multiple classes and expense ratios, therefore a range of lowest to highest is presented if contract owners have invested in multiple classes for the respective subaccount.

(8)	Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG Life Insurance Company

Statutory Basis Financial Statements for CMFG Life Insurance Company as of December 31, 2024 and 2023 and for each of the Three Years in the Period Ended December 31, 2024, Supplemental Schedules as of and for the Year Ended December 31, 2024, and Independent Auditor’s Report

INDEPENDENT AUDITOR'S REPORT

Audit Committee and Stockholder of
CMFG Life Insurance Company
Waverly, Iowa

Opinions

We have audited the statutory basis financial statements of CMFG Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2024 and 2023, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

1

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

2

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, reinsurance contract interrogatories, and supplemental investment risks interrogatories as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Chicago, Illinois

March 24, 2025

3

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus

Years Ended December 31, 2024 and 2023

($ in 000s)

Admitted Assets	2024	2023
Cash and invested assets
Bonds and notes	$10,879,957	$9,984,133
Common stocks - affiliated	1,998,354	1,892,328
Common stocks - unaffiliated	73,762	69,261
Preferred stocks - unaffiliated	4,000	4,000
Mortgage loans, net of discount - (2024 - $20,412; 2023 - $10,647)	2,007,097	1,952,826
Real estate occupied by the Company, at cost less accumulated depreciation	139,741	143,775
Real estate held for production of income, at cost less accumulated depreciation	9,723	-
Contract loans	132,373	119,491
Derivatives	35,210	16,509
Other invested assets	2,277,499	1,998,811
Receivables for securities sold	165	5,504
Securities lending assets	386,736	381,651
Cash, cash equivalents and short-term investments	207,019	259,682
Total cash and invested assets	18,151,636	16,827,971
Premiums deferred and uncollected	365,596	349,114
Accrued net investment income	106,430	96,292
Federal income taxes recoverable	29,423	29,253
Net deferred tax asset	206,260	181,765
Amounts due from reinsurers	34,031	32,935
Electronic data processing equipment - at cost less accumulated depreciation	-	7,621
Receivables from affiliates	335,043	304,127
Admitted disallowed interest maintenance reserve	10,787	-
Other assets	111,118	110,050
Separate account assets	10,806,299	10,460,726
Total admitted assets	$30,156,623	$28,399,854

See accompanying notes to statutory basis financial statements	4

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued

Years Ended December 31, 2024 and 2023

($ in 000s)

Liabilities and Capital and Surplus	2024	2023
Liabilities
Policy reserves
Life insurance and annuity contracts	$10,563,668	$10,206,577
Accident and health contracts	1,107,512	1,068,051
Liability for deposit-type contracts	1,136,912	967,625
Policy and contract claims	201,968	203,866
Dividends payable to policyholders	28,015	24,766
Advance premium and experience refunds	95,337	91,227
Reinsurance payable	22,808	80,848
Interest maintenance reserve	-	7,495
Liability for employee retirement plans	263,873	257,401
Amount held for others	43,913	36,120
Payable to affiliates	47,753	124,564
Commissions, expenses, taxes, licenses, and fees accrued	253,511	221,326
Asset valuation reserve	889,575	814,409
Derivatives	15,057	7,907
Payable for securities purchased	37,105	13,759
Margin liabilities	697,860	453,128
Other liabilities	10,919	11,215
Payable for securities lending	386,736	381,651
Transfers to (from) separate accounts	(48,737)	14,421
Separate account liabilities	10,806,299	10,460,726
Total liabilities	26,560,084	25,447,082
Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares authorized, issued and outstanding	7,500	7,500
Paid-in capital	1,292,277	902,122
Surplus notes	46,364	54,091
Unassigned surplus	2,250,398	1,989,059
Total capital and surplus	3,596,539	2,952,772
Total liabilities and capital and surplus	$30,156,623	$28,399,854

See accompanying notes to statutory basis financial statements	5

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Operations

Years Ended December 31, 2024, 2023, and 2022

($ in 000s)

	2024	2023	2022
Income
Premiums and other considerations
Life and annuity contracts	$3,497,523	$3,429,086	$3,863,627
Accident and health contracts	568,732	590,840	591,485
Supplementary contracts	19,720	15,639	12,892
Net investment income	825,540	626,258	787,797
Reinsurance commissions	11,010	1,036	1,070
Commission and fee income	103,713	97,504	93,201
Other income (loss)	50,089	47,049	(19,198)
Total income	5,076,327	4,807,412	5,330,874
Benefits and expenses
Death and annuity benefits	908,593	830,411	832,236
Disability and accident and health benefits	220,458	227,323	230,450
Interest on deposit-type contracts	59,571	50,678	38,246
Other benefits to policyholders and beneficiaries	1,207	1,729	1,876
Surrender benefits	2,241,151	2,058,580	1,933,892
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract funds, and group conversions	31,309	32,795	33,876
Increase in policy reserves-life and annuity contracts and accident and health insurance	396,552	226,158	530,985
General insurance expenses	778,943	772,531	752,264
Insurance taxes, licenses, fees, and commissions	356,809	269,129	230,593
Net transfers to (from) separate accounts	(295,116)	186,598	402,392
Total benefits and expenses	4,699,477	4,655,932	4,986,810

Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)	376,850	151,480	344,064

Dividends to policyholders	31,095	25,534	27,196
Income before net realized capital gains (losses)
Net realized capital gains (losses), excluding gains transferred	345,755	125,946	316,868
Federal income tax expense (benefit)	(115,269)	(16,080)	47,616
Income before net realized capital gains (losses)	461,024	142,026	269,252
Net realized capital losses, excluding gains transferred to IMR, net of tax expense (2024 - $74,877; 2023 - $18,432; 2022 - $15,932) excluding taxes transferred to IMR (2024 - $5,560; 2023 - $2,681; 2022 - $4,130)	(82,531)	(24,662)	(14,946)
Net income	$378,493	$117,364	$254,306

See accompanying notes to statutory basis financial statements	6

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Changes in Capital and Surplus

Years Ended December 31, 2024, 2023, and 2022

($ in 000s)

	2024	2023	2022
Capital and surplus at beginning of year	$2,952,772	$3,058,467	$2,824,137
Additions (deductions)
Net income	378,493	117,364	254,306
Change in unrealized capital losses, net of tax expense (benefit) - (2024 - ($6,174); 2023 - $7,662; 2022 - $4,207)	(39,490)	(112,979)	(240,942)
Change in unrealized foreign exchange capital gains (losses), net of tax expense (benefit) - (2024 - ($153); 2023 - $88; 2022 - ($155))	476	(613)	(644)
Change in net deferred income tax	(35,054)	25,995	83,414
Change in nonadmitted assets	24,457	119,137	17,824
Change in asset valuation reserve	(75,166)	(270,733)	174,834
Change in employee retirement plans, net of tax expense (benefit) - (2024 - $2,026; 2023 - ($1,115); 2022 - $7,389)	7,623	(4,029)	27,796
Dividends to stockholder	-	-	(121,000)
Capital contribution from parent	390,155	27,890	-
Change in surplus notes	(7,727)	(7,727)	(7,727)
Change in surplus of separate account	-	-	46,469
Net additions (deductions)	643,767	(105,695)	234,330
Capital and surplus at end of year	$3,596,539	$2,952,772	$3,058,467

See accompanying notes to statutory basis financial statements	7

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Cash Flows

Years Ended December 31, 2024, 2023, and 2022

($ in 000s)

	2024	2023	2022
Cash from operating activities
Premiums and other considerations	$4,034,166	$3,994,754	$4,449,154
Net investment income received	744,739	609,024	745,822
Other income	109,439	214,766	97,683
Policy and contract benefits and dividends paid	(3,440,648)	(3,174,214)	(3,045,927)
Operating expenses paid	(1,032,620)	(1,042,640)	(1,013,379)
Federal income taxes (paid) received	(9,564)	14,606	36,691
Net transfers to separate accounts	122,361	(196,881)	(630,346)
Net cash provided by operating activities	527,873	419,415	639,698
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,449,184	482,648	913,193
Stocks	128,835	111,744	122,445
Mortgage loans	114,547	127,472	283,998
Real estate	5,338	6,910	-
Other invested assets	279,109	407,686	999,674
Net change in receivables from securities sold	154	21	88
Miscellaneous proceeds	51,358	54,242	24,742
Total investment proceeds	2,028,525	1,190,723	2,344,140
Cost of investments acquired
Bonds and notes	2,243,308	580,559	866,293
Stocks	136,088	185,165	148,843
Mortgage loans	198,748	117,404	265,668
Real estate	4,709	5,830	49,958
Other invested assets	310,686	308,899	1,533,135
Miscellaneous applications	104,196	118,663	131,716
Total investments acquired	2,997,735	1,316,520	2,995,613
Net (increase) decrease in contract loans	(12,882)	(8,405)	(5,308)
Net cash used in investing activities	(982,092)	(134,202)	(656,781)
Cash from financing and miscellaneous activities
Paid-in surplus	390,155	27,890	-
Borrowed (repaid) funds, net	(119,386)	(233,075)	182,834
Payment of surplus notes	(7,727)	(7,727)	(7,727)
Net deposits (withdrawals) on deposit-type contracts	121,952	146,101	(36,284)
Dividends to stockholder	-	-	(121,000)
Other cash provided (used)	16,562	4,527	(39,583)

Net cash provided by (used in) financing and miscellaneous activities	401,556	(62,284)	(21,760)

See accompanying notes to statutory basis financial statements	8

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Cash Flows, continued

Years Ended December 31, 2024, 2023, and 2022

($ in 000s)

	2024	2023	2022
Net change in cash, cash equivalents and short-term investments	$(52,663)	$222,929	$(38,843)
Cash, cash equivalents and short-term investments at the beginning of year	259,682	36,753	75,596

Cash, cash equivalents and short-term investments at the end of year	$207,019	$259,682	$36,753

Supplemental disclosure of cash and non-cash information
Cash paid during the year for interest	$20,281	$18,163	$14,137
Cash paid for purchase of transferable tax credits	44,288	-	-
Non-cash exchange of bonds and notes	9,383	27,034	65,018
Non-cash receipt of debt securities from securities lending, net	3,134	3,121	1,130
Interest capitalization	1,092	784	1,921
Receipt of bonds and notes to settle receivable from affiliates	109,597	119,328	691,516
Transfer of bonds and notes to settle payable to affiliate	-	40,702	43,211
Capital contribution for forgiveness of intercompany payables from parent	-	60,000	-
Capital contribution of securities to affiliate, including deferred tax	-	-	20,017
Dividend income - receipt of bonds from subsidiary	24,997	41,427	29,517
Dividend income - receipt of stock from subsidiary	55,370	-	-
Dividend income - receipt of mortgage loans from subsidiary	-	-	29,405
Exchange of mortgage loans with subsidiary	156,718	72,652	5,689
Non-cash acquisition of real estate through a deed in lieu of disclosure	12,762	-	-

See accompanying notes to statutory basis financial statements	9

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 1: Nature of Business

CMFG Life Insurance Company (“CMFG Life” or the “Company") is a stock life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. The Company’s primary products include group credit life and group credit disability, retirement plan group annuities and plan administration, group life and disability products and individual life, health and annuity policies. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses, most of which are targeted and designed for credit unions and their members.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represented more than 10% of the Company’s premium for any of the years ended December 31, 2024, 2023, and 2022. The Company’s group and individual annuity premiums represented 55%, 57%, and 62% of total premiums for the years ended December 31, 2024, 2023, and 2022, respectively.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of these transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

10

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Prescribed Statutory Accounting Practice

CMFG Life uses the following prescribed statutory accounting practice approved by the Insurance Department which differs from practices in the APPM: CMFG Life holds bonds, limited partnerships, mortgage loans and derivatives in its separate account and insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports certain assets at amortized cost, including the mortgage loans and bonds allocated to the separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity, and single premium deferred index-linked interest options annuity (“registered indexed annuities”). Bonds are held at amortized cost or at fair value, based on the security’s NAIC designation. Additionally, limited partnership investments are carried at cost plus or minus the separate account’s equity in the undistributed earnings or losses as reported by the partnerships. Net income is not affected by this prescribed practice.

A reconciliation of the Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31.

	Capital and Surplus
	2024	2023
As determined using APPM	$3,170,545	$2,526,350
Prescribed practice
Carrying value of separate account assets	425,994	426,422
Total effect of prescribed practice	425,994	426,422
As reported	$3,596,539	$2,952,772

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, a portion of prepaid expenses, furniture, equipment, a portion of software, negative interest maintenance reserve (“IMR”) that exceeds 10% of adjusted capital and surplus, a portion of goodwill and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

Redeemable preferred stock is carried at fair value for both GAAP and statutory and is generally included with bonds and notes for statutory but within debt securities for GAAP.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

11

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Distributions from limited partnerships that are not a return of capital are recorded as net investment income, while under GAAP, distributions from limited partnerships that are not a return of capital are recorded as a reduction in the carrying value of the limited partnerships.

Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory carrying value. The financial statements of affiliates must be audited, or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the statement of changes in capital and surplus as changes in net unrealized capital (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of operations and comprehensive income.

Dividend income from affiliates is recorded in net investment income. Under GAAP, dividends reduce the carrying value of the investment in unconsolidated affiliates.

For statutory accounting, the change in fair value of unaffiliated common stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

For statutory accounting, the amortization of low-income housing tax credit investments (“LIHTC”) is reported in net investment income, whereas for GAAP reporting, the amortization is reported in income tax expense.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as net realized capital gains (losses). For statutory accounting, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is recorded as net realized capital gains (losses). On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting or are ineffective hedges are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold the security until it has recovered, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

12

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics and considers current economic conditions to establish an estimate of lifetime credit losses, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

For statutory accounting, the Company establishes a valuation allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

All leases are classified as operating leases for statutory accounting. Under GAAP, a right-of-use (“ROU”) asset and lease liability are recorded for all leases. ROU assets are depreciated on a straight-line basis, and the lease liability is reduced over the lease term as payments are made.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Additionally, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the IMR defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting, employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis, these items are reflected in the Company’s surplus.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

13

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Deposits, surrenders, and benefits on certain annuity and deposit administration contracts, including those recorded in the separate accounts, are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities, and single premium deferred index-linked interest option annuities are reported as a separate account product for statutory accounting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales that are based on experience of the participating policies.

Under statutory accounting, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of their own buildings. Such income and expense are not recorded under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP they are reported as a liability.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquisition is accounted for using the purchase method, such that goodwill is the difference between the acquisition price and the fair values of the acquired assets and liabilities. Acquired assets include intangible assets. After the acquisition, intangible assets with definite lives are amortized to income over the expected period of benefit. Under GAAP, a non-public business entity can elect to amortize goodwill. Further, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill, to the acquired entity’s balance sheet (“pushdown accounting”). For statutory accounting, goodwill is the difference between the acquisition price and the statutory book value of the acquired entity and the acquiring entity records goodwill as a component of the investment in the acquired subsidiary. Intangible assets other than goodwill are not recognized and pushdown accounting is not allowed for statutory reporting. Statutory goodwill is amortized over ten years as an adjustment to unrealized capital gains (losses) and goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted.

14

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, policy reserve valuations, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Common stocks – affiliated: Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage applied to the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and previous net unrealized capital gains are reversed.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation, unless the preferred stock is perpetual or mandatorily convertible, in which case it is carried at fair value.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments and discounts. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Discounts are amortized over the life of the loan using the constant yield method. The amortization is recorded in interest income.

15

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Real estate: Real estate occupied by the Company and real estate held for the production of income (acquired in the satisfaction of debt) is carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized capital gains (losses). Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships and limited liability companies (together, “limited partnerships”), low income housing tax credits (“LIHTC”) and investments in surplus notes are carried at amortized cost.

Limited partnerships primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for using the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

LIHTC investments are investments in partnerships that generate and realize low income housing tax credits. LIHTC investments are carried at amortized cost, unless considered impaired, and are accounted for using the proportional amortization method. Under the proportional amortization method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

Securities lending assets and payable for securities lending: The Company and its related separate account participate in a securities lending program, whereby certain securities are loaned for a short period of time from the Company’s portfolio to qualifying third parties. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the fair value of the loaned securities; the Company is permitted by contract to sell or repledge this collateral. Acceptable collateral may be in the form of cash or U.S. government securities as outlined in the securities lending agreement. The fair value of the loaned securities is monitored daily and additional collateral is obtained if the fair value of the collateral falls below 102% of the fair value of the loaned securities. The Company reinvests the collateral in reverse repurchase agreements, which are recorded at amortized cost and are included in securities lending assets and separate account assets, for the general account and separate account, respectively. The loaned securities remain an asset of the Company. A liability is also recorded for the same amount to reflect the obligation to return the collateral to the payer.

The Company typically invests cash collateral in short-term securities through the use of reverse repurchase agreements. Under reverse repurchase agreements, the Company transfers cash or short-term securities to approved counterparties and receives U.S. Treasury or investment grade securities pledged as collateral.

Income associated with securities lending transactions within the general account is reported as a component of net investment income on the Company’s statutory basis statements of operations.

16

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The Company’s exposure to credit risk related to the securities lending program and reverse repurchase agreements is limited, due to the nature of the collateral received. The Company has counterparty exposure on these transactions in the event of a counterparty default to the extent the collateral security’s value declines below the amount of cash or securities the Company delivered to acquire the collateral. The short-term nature of the transactions reduces that exposure. See Note 3 for further details on the Company’s securities lending program.

Net investment income: Interest income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income includes amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments.

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2024 are shown in the following table.

	Number of 5GI Securities	Aggregate Statement Value	Aggregate Fair Value
Bonds and notes	3	$9,641	$9,421
Total	3	$9,641	$9,421

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2023 are shown in the following table.

	Number of 5GI Securities	Aggregate Statement Value	Aggregate Fair Value
Bonds and notes	2	$6,288	$6,139
Total	2	$6,288	$6,139

17

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Derivatives

Consistent with its risk management strategy, the Company uses derivatives, such as swaps, options, and futures to manage exposure to various interest rate, currency, and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost. When such derivatives are sold or otherwise disposed of, the Company records a net realized capital gain (loss).

The Company may designate certain derivatives as fair value hedges or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. The Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded as unrealized capital gains (losses) within net investment income.

Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives that qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivatives used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less. Short-term investments and cash equivalents, other than money market mutual funds, are reported at amortized cost, which approximates fair value. Money market mutual funds are valued based on the closing price as of December 31.

18

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation; other than electronic data processing (“EDP”) equipment, most such assets are nonadmitted. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software as of December 31:

	2024	2023

Electronic data processing equipment-admitted
Electronic data processing equipment	$37,094	$36,557
Accumulated depreciation	(37,094)	(28,936)

Net electronic data processing equipment-admitted	-	7,621

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	39,341	45,706
Leasehold improvements	-	18
Internally developed software	274,094	261,748
Purchased software	28,748	29,842

Total equipment, leasehold improvements and software-nonadmitted	342,183	337,314
Accumulated depreciation-nonadmitted	(259,451)	(239,858)

Net equipment, leasehold improvements and software-nonadmitted	82,732	97,456

Net equipment, leasehold improvements and software	$82,732	$105,077

Depreciation expense totaled $12,559, $15,731, and $16,756, in 2024, 2023, and 2022, respectively.

In 2024 and 2023, the Company sold equipment (that was previously nonadmitted) and recognized a pre-tax gain in other income in the statutory basis statements of operations of $3,347 and $9,161, respectively. There were no sales of equipment in 2022.

Other Assets

Other assets primarily consist of company-owned life insurance (“COLI”), carried at the cash surrender value of $102,762 and $98,569 as of December 31, 2024 and 2023, respectively. Changes to the cash surrender value are recorded in other income in the statutory basis statements of operations. The cash surrender value of COLI was invested in a diversified limited partnership.

19

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Policy Reserves

Credit life and disability reserves: Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve (using applicable mortality tables) or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis.

Group long-term disability reserves: Group long-term disability reserves are calculated using the 1987 Commissioners Group Disability Table using applicable interest rates, which vary by issue date.

Universal life and variable universal life reserves: All inforce policies have been issued prior to January 1, 2020; therefore, minimum reserves are calculated pursuant to applicable requirements in VM-A and VM-C under the NAIC Valuation Manual (“VM”). Specifically, reserves are computed using the Commissioners’ Reserve Valuation Method (“CRVM”), the NAIC Universal Life Insurance Model Regulation (Appendix A-585), and the NAIC Variable Life Model Regulation (Appendix A-270) as applicable. Interest rates and mortality tables used are in accordance with those allowed under the Standard Valuation Law depending on the year of issue. Continuous assumptions are used for premium payment and claims timing. The variable fund’s cash surrender value under the variable universal life product is held in the separate account.

Pension risk transfer reserves: Pension risk transfer reserves are computed using the Commissioners’ Annuity Reserve Valuation Method (“CARVM”), following the NAIC Valuation Manual Standard 22 requirements for Principle-Based Reserve for non-variable annuities (“VM-22”). The valuation discount rates are determined by taking the lower of the VM-22 valuation rates and the New York Principles Based Reserve (“NY-213”) valuation rates.

Life insurance reserves: Policies issued on or after January 1, 2020 follow the NAIC Valuation Manual Standard 20 requirements for Principle-Based Reserves (“PBR”) for Life Products (“VM-20”), as minimum reserve requirements. Specifically, current PBR reserves are held at the prescribed VM-20 Section 3 Net Premium Reserve floor (“NPR”). Policies issued prior to January 1, 2020 follow minimum reserves pursuant to the applicable requirements in VM-A and VM-C under the NAIC Valuation Manual. Traditional life insurance reserves are computed on either the net level reserve basis or the CRVM basis dependent on product type and issue date using applicable mortality tables and interest rate assumptions.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $942,905 and $1,066,567 at December 31, 2024 and 2023, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included additional premium deficiency reserves of $7,531 and $8,685 at December 31, 2024 and 2023, respectively, in policy reserves on the statutory basis statements of admitted assets, liabilities and capital and surplus for these policies. The Company anticipates net investment income as a factor in the premium deficiency reserve calculation.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

20

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Group pension immediate annuity reserves: Group pension immediate annuity reserves are computed using CARVM, which reflects statutory requirements. Valuation interest rates are determined by taking the lower of the VM-22 valuation rate and the NY-213 rate. Interest rates are used in determining the present value of future payments.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the CARVM, along with Actuarial Guideline 33 and 35 and the NAIC Valuation Manual Standard 21 (“VM-21”) for fixed annuities, equity indexed annuities and variable annuities before contract annuitization; single premium immediate annuities and all matured contracts (fixed annuities, equity indexed annuities and variable annuities) in payout phase are computed using CARVM along with VM-22 and NY-213 requirements. For the ten day free look period after issue, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. For contracts that have annuitized, applicable interest rates are used in determining the present value of future payments.

Long-term care reserves: Long-term care (“LTC”) reserves consist of active life reserves and disabled life reserves. LTC active life reserves are computed on the one-year full preliminary term basis. Disabled life reserves are computed as the present value of expected claim payments. Mortality assumptions depend on the issue year and use applicable mortality tables. Morbidity assumptions are based on historical claims experience and industry and consultant experience studies. Lapse rate assumptions are based on issue year and are the maximum allowed termination rates for LTC policies specified in NAIC Valuation Manual Standard 25. Valuation interest rates are the dynamic whole life interest rate based on the issue year. For disabled life reserves, the disablement date is considered to be the issue date for the purpose of determining the mortality tables and interest rates. The Company did not record additional LTC reserves as of December 31, 2024 and 2023.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and funding agreements issued to the Federal Home Loan Bank of Des Moines (“FHLB”).

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Reserves for incurred but not reported losses are recorded as the difference between paid losses to-date and the ultimate loss selections for each accident year. Expected development on reported credit disability claims is calculated using continuance tables, which provide the probability that a claim, at a given age, will have additional payments. These tables are calculated using actual historic company experience. Expected development is combined with paid losses for use in actuarial techniques using reported losses.

21

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Actuarial techniques for unpaid claims and claim adjustment expenses primarily include paid and reported development techniques, their corresponding Bornhuetter-Ferguson methods (a combination of the expected loss ratio and paid development or reported development method), and prior ultimate loss selections. Expected loss ratio inputs for an accident year are generally based on the most recent quarterly financial forecast, which considers historic loss experience and current trends. Reserves for adjusting expenses are set as a percentage of the unpaid loss estimate, based on internal studies.

Within any one line of business, the methods that are given more influence vary based primarily on the maturity of the accident year, the mix of business and the particular internal and external influences impacting the claims experience or the methods.

Gross reserves for unpaid claims and claim adjustment expenses of $136,279 and $165,141, principally those resulting from a disability, are discounted at rates between 0.65% and 0.99% as of December 31, 2024 and 0.64% and 0.99% as of December 31, 2023, respectively. The aggregate discount deducted from gross reserves was $5,247 and $5,910 as of December 31, 2024 and 2023, respectively. Interest accretion, a result of unwinding the prior year discount, of $1,899, $2,246 and $2,678 was recorded in disability and accident and health benefits within the statutory basis statements of operations for the years ended December 31, 2024, 2023, and 2022, respectively.

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the board of directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 32% and 34% of the individual life direct and assumed policy reserves of $2,991,046 and $2,762,322 as of December 31, 2024 and 2023, respectively.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life, whole life, universal life, variable universal life, accidental death and dismemberment and LTC insurance premiums are recognized as premium income when due. Annuity deposits and contractual fees are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain credit life and credit disability contracts. Premium for contracts subject to these agreements was $306,019, $340,470, and $335,981 for the years ended December 31, 2024, 2023, and 2022, respectively. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

Credit Union Reimbursements

The Company reimburses credit unions for certain administrative expenses that arise due to the production of new and renewal business, primarily credit insurance, and life and accident and health products sold by direct mail. The Company incurred and expensed $230,157, $253,458, and $247,124 for the years ended December 31, 2024, 2023, and 2022, respectively. Credit union reimbursements are recorded in general insurance expenses in the statutory basis statements of operations.

22

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

The Company issues variable annuities and variable life insurance policies and assumes registered indexed annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity, variable life insurance and the variable annuity component of the flexible premium variable and index-linked deferred annuity contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in policy reserves for life insurance and annuity contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus.

Separate account assets for the variable annuity, variable life, and the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value.

23

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Bonds within the registered indexed annuities separate account assets are stated at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. The Company also reports mortgage loans held in the separate account at amortized cost. Additionally, limited partnership investments are carried at cost plus or minus the separate account’s equity in the undistributed earnings or losses as reported by the partnerships. See Note 2 – Summary of Significant Accounting Policies, Prescribed Statutory Accounting Practice for details. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations. Net investment income and net realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to registered indexed annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s Statutory Basis Statements of Operations.

Variable annuity and variable life contract holders are able to invest in investment funds managed for their benefit. Approximately 9% and 10% of the separate account assets are invested in unit investment trusts that are registered with the SEC as of December 31, 2024 and 2023, respectively.

The Company invests the registered indexed annuity premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with the issuance date. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period.

Assets and liabilities are translated at the exchange rate existing at December 31. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains (losses) until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, the Company admits the IMR asset until it reaches 10% of adjusted capital and surplus.

24

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Company’s gains and losses on sales of investments were transferred to IMR in compliance with the Company’s investment policies and procedures. Asset sales that generated admitted negative IMR were not compelled by liquidity pressures. The Company’s insulated separate account also admits disallowed IMR of $13,621. There was no allocation of net negative IMR between the general account and insulated separate account. The table below provides information regarding the admitted negative IMR.

As of December 31,
2024

Net negative IMR - general account	$10,787
Reported capital and surplus	$3,596,539
Adjustments:
Goodwill	(260,504)
EDP Equipment	-
Net deferred tax asset (DTA)	(206,260)
Net Negative (disallowed) IMR	(10,787)
Adjusted capital and surplus	$3,118,988
Percentage of adjusted capital and surplus	0.3%

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks, limited partnerships, and derivatives. Changes in the AVR are charged or credited directly to unassigned surplus.

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are largely based upon contractual rates applied to the fair value of the customer’s portfolio and are recognized on a pro rata basis. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

Benefit Plans

The Company’s employees participate in qualified defined benefit pension plans sponsored by TruStage Financial Group, Inc. (“TruStage”), the Company’s parent. The Company records an expense for its contribution and the administration of the plan by the parent. This expense is recorded in general insurance expenses on the statutory basis statements of operations.

The Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. The accrued benefit liability is included within the liability for employee retirement benefit plans on the statutory basis statement of admitted assets, liabilities and capital and surplus. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost and interest cost. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

25

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation and amortization of actuarial gains and losses.

Accounting Standards Pending Adoption

During 2024 and 2023, the NAIC issued updates to the SSAPs related to its bond definition project that clarifies the definition of bond investments. The new principles-based bond definition is to be applied to securities to determine whether they should be classified as long-term bonds, equity securities or other invested assets for statutory reporting purposes. Under the new guidance, a bond must represent a creditor relationship with a fixed payment schedule and qualify as either an issuer credit obligation or an asset-backed security. Securities with equity-like characteristics or ownership interests are not bonds and are to be reported separately. The new guidance will be effective on January 1, 2025. The Company does not expect adoption to have a material impact on the statutory basis financial statements.

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2024 are as follows.

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$175,972	$-	$(38,247)	$137,725
All other governments	14,168	30	(1,269)	12,929
States, territories and possessions	20,685	303	(962)	20,026
Political subdivisions of states, territories and possessions	241,258	897	(22,544)	219,611
Special revenue and special assessment obligations	13,135	-	(1,064)	12,071
Industrial and miscellaneous	6,850,326	19,474	(700,917)	6,168,883
Residential mortgage-backed securities	474,799	5,572	(37,190)	443,181
Commercial mortgage-backed securities	672,209	1,050	(63,229)	610,030
Non-mortgage asset-backed securities
Other structured securities	2,297,061	14,194	(23,728)	2,287,527
Other - affiliated	120,344	-	(1,708)	118,636

Total bonds and notes	$10,879,957	$41,520	$(890,858)	$10,030,619

26

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2023 are as follows.

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$117,079	$-	$(28,598)	$88,481
All other governments	8,770	162	(830)	8,102
States, territories and possessions	25,736	906	(548)	26,094
Political subdivisions of states, territories and possessions	262,440	6,391	(17,877)	250,954
Special revenue and special assessment obligations	23,140	957	(815)	23,282
Industrial and miscellaneous	6,688,790	31,092	(634,796)	6,085,086
Residential mortgage-backed securities	359,117	5,025	(36,781)	327,361
Commercial mortgage-backed securities	606,920	577	(73,805)	533,692
Non-mortgage asset-backed securities
Other structured securities	1,748,179	7,481	(42,594)	1,713,066
Other - affiliated	143,962	-	(4,358)	139,604

Total bonds and notes	$9,984,133	$52,591	$(841,002)	$9,195,722

The statement value and fair value of bonds and notes at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value
Due in one year or less	$437,182	$434,806
Due after one year through five years	2,055,352	1,984,084
Due after five years through ten years	1,546,858	1,408,259
Due after ten years	3,276,152	2,744,096
Residential mortgage-backed securities	474,799	443,181
Commercial mortgage-backed securities	672,209	610,030
Non-mortgage asset-backed securities
Other structured securities	2,297,061	2,287,527
Other - affiliated	120,344	118,636

Total bonds and notes	$10,879,957	$10,030,619

27

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Common Stocks – Affiliated

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CUNA Mutual Investment Corporation (“CMIC”), which is primarily a holding company and has a statutory carrying value of $1,190,072 and $1,218,622 at December 31, 2024 and 2023, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer and 100% of CUNA Brokerage Services, Inc. (“CBSI”), a broker dealer. Additionally, during 2023 CMIC owned 100% of MEMBERS Life Insurance Company (“MLIC”), an Iowa stock life and health insurance company. On January 1, 2024, CMIC executed a dividend of its investment in MLIC to CMFG Life. MLIC is 100% owned by the Company as of January 1, 2024.

The Company also owns the common stock of American Memorial Life Insurance Company (“AMLIC”) and Union Security Insurance Company (“USIC”), which along with Mt. Rushmore Road, LLC (“Mt. Rushmore”) was acquired for $1,117,336 in 2021 and was accounted for using the statutory purchase method. This resulted in goodwill of $696,291. The purchase price was allocated as follows: AMLIC $893,602, USIC $217,734 and Mt. Rushmore $6,000 (Mt. Rushmore is included with real estate occupied by the Company). AMLIC and USIC are wholly-owned subsidiaries of CMFG Life.

In 2024, the Company filed with the NAIC the statement values of CMIC, AMLIC and USIC owned as of December 31, 2023 and the NAIC accepted the submitted statement values. The Company is in the process of submitting a NAIC filing for the 2024 statement values for CMIC, AMLIC, USIC and MLIC.

The Company amortized $69,638, $68,747, and $69,629 of goodwill as an unrealized capital loss in 2024, 2023, and 2022, respectively.

The calculation of the gross carrying value for AMLIC and USIC, as of December 31, 2024 and 2023 is as follows:

AMLIC	2024	2023

Investment in equity interest of AMLIC	$367,456	$263,697
Admitted goodwill	256,524	261,160

Total investment in AMLIC	$623,980	$524,857

Admitted goodwill as a percentage of book adjusted carrying value	41%	50%

USIC	2024	2023

Investment in equity interest of USIC	$128,220	$144,798
Admitted goodwill	3,980	4,051

Total investment in USIC	$132,200	$148,849

Admitted goodwill as a percentage of book adjusted carrying value	3%	3%

28

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The calculation of adjusted surplus and admitted goodwill for CMFG Life as of December 31 is as follows:

	2024	2023
Surplus as of September 30 (the most recently filed statement)	$2,943,965	$3,072,828
Adjustments to surplus
Admitted goodwill September 30	(257,573)	(244,114)
EDP equipment	(5,987)	(8,949)
Net deferred tax assets	(75,364)	(167,653)

Adjusted surplus	$2,605,041	$2,652,112

Admitted goodwill as percentage of adjusted surplus	10%	10%

Admitted goodwill	$260,504	$265,211

Common and Preferred Stocks – Unaffiliated

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2024	$73,276	$1,408	$(922)	$73,762
December 31, 2023	66,121	4,062	(922)	69,261

The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2024	$4,000	$61	$-	$4,061
December 31, 2023	4,000	22	-	4,022

29

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Mortgage Loans

The Company’s mortgage loan portfolio consists of commercial mortgage loans. All outstanding loans are collateralized by completed properties. At December 31, 2024, the loan portfolio had an average remaining life of 4.9 years, with all principal due prior to 2051. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 1.6% of the aggregate loan portfolio balance.

The following table provides the current and past due principal amounts of the mortgage loan portfolio at December 31.

	2024	2023
Current	$2,027,509	$1,950,211
90 - 179 days past due	-	13,262
Total principal	$2,027,509	$1,963,473

There were no impaired loans and the Company has no interest accrued greater than 90 days past due as of December 31, 2024. There was one impaired loan and the Company had no interest accrued greater than 90 days past due as of December 31, 2023.

The Company’s mortgage loans relate to properties located throughout the United States. The following table identifies states with greater than 5% of the loan portfolio, based on the current principal amounts, at December 31.

	2024	2023
California	21.5%	23.5%
New York	8.2	8.0
Wisconsin	6.3	6.6
Illinois	5.3	5.1
Texas	*	5.3

*Less than 5% of the loan portfolio.

30

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The types of properties collateralizing the mortgage loans, based on the current principal amounts, at December 31 are as follows:

	2024	2023
Industrial	35.2%	33.6%
Apartment	33.6	37.8
Retail	18.7	15.5
Office	9.9	9.9
Other	2.6	3.2

Total	100.0%	100.0%

The Company has no commitments as of December 31, 2024 or 2023 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2024 or 2023.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent credit risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the loan portfolio is performed on a quarterly basis to identify emerging credit risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2024, there were no mortgage loans in nonaccrual status and no valuation allowance was established. As of December 31, 2023, there was one mortgage loan in nonaccrual status with a carrying value of $12,762 and a $500 valuation allowance was established. In 2024, the Company acquired the property in satisfaction of the loan and the allowance was reversed. There was no gain or loss recorded on this transaction. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

31

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Loan to value and debt service coverage ratios were as follows at December 31, 2024 and 2023.

	2024		2023
Loan to Value	Principal Amount	Average Debt Service Coverage Ratio	Principal Amount	Average Debt Service Coverage Ratio

Less than 65%	$1,637,399	2.76	$1,629,376	2.76
65% to 74%	211,807	1.89	259,807	2.13
75% to 100%	178,303	1.67	61,028	2.36
Greater than 100%	-	-	13,262	0.41

Total	$2,027,509	2.67	$1,963,473	2.71

Real Estate

Real estate investments consisted of the following at December 31.

	2024	2023

Real estate occupied by the Company	$260,142	$262,394
Accumulated depreciation	(120,401)	(118,619)

Net real estate occupied by the Company	$139,741	$143,775

Depreciation expense on real estate investments held for the production of income, which is netted against rental income and included in net investment income, totaled $49, $276, and $725 for the years ended December 31, 2024, 2023, and 2022, respectively. Depreciation expense on real estate investments occupied by the Company, which is netted against rental income and included in net investment income, totaled $6,819, $11,628, and $12,214 for the years ended December 31, 2024, 2023, and 2022, respectively. In 2024, the Company acquired real estate owned property with a fair value of $12,762 which had previously been collateral for a mortgage loan. This transaction was accomplished through a deed in lieu of foreclosure and accordingly involved no cash payments and is not included in the Statutory Basis Statements of Cash Flows. The Company subsequently recorded an impairment of $2,990 on this property in 2024. There were no impairments recognized on real estate in 2023 and 2022.

Derivatives

Consistent with its risk management strategy, the Company utilizes derivatives to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, equity futures, cross currency swaps, interest rate swaps and options.

32

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Futures contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and limited partnerships are classified as foreign currency fair value hedges.

Foreign currency futures that are not designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in unrealized capital gains (losses).

Equity futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s investment in limited partnerships in MCA Funds Holding Company LLC (“MCA Funds Holding”). The futures are valued at fair value and recorded through net unrealized capital gains (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Cross currency swaps: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Settlement payments between the Company and its counterparties on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of net realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of 30 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest rate swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. A net receipt and a net payment are recorded as an increase to and a decrease to net investment income, respectively.

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Settlement payments between the Company and its counterparties on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) are recognized as a component of net realized capital gains (losses).

33

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. There were no cash flow hedges as of December 31, 2024 and 2023. During 2024, 2023, and 2022, there were no cash flow hedges discontinued as a result of it no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date.

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

Options: The Company issues equity-indexed annuity and registered indexed annuity contracts that credit interest on a portion of the contract based on certain indices, primarily the Standard & Poor’s 500 Composite Price Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in net unrealized capital gains (losses). When the options are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Credit risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings and collateral requirements. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2024, the Company had exposure, net of collateral, of $10,186 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $8,701 at December 31, 2024.

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2024.

	Statement Value Assets	Statement Value Liabilities	Notional Value	Fair Value Assets	Fair Value Liabilities

Futures contracts	$-	$308	$101,409	$2,069	$-
Cross currency swaps	34,754	1,499	482,223	36,418	3,262
Interest rate swaps	-	12,877	455,000	678	12,998
Purchased options contracts	456	-	3,186	456	-
Written options contracts	-	373	3,283	-	373

Total derivatives	$35,210	$15,057	$1,045,101	$39,621	$16,633

34

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2023.

	Statement Value Assets	Statement Value Liabilities	Notional Value	Fair Value Assets	Fair Value Liabilities
Futures contracts	$-	$2,041	$91,266	$-	$2,041
Cross currency swaps	15,182	4,766	398,018	22,452	5,769
Interest rate swaps	-	-	55,000	1,838	255
Purchased options contracts	1,327	-	7,541	1,327	-
Written options contracts	-	1,100	7,795	-	1,100
Total derivatives	$16,509	$7,907	$559,620	$25,617	$9,165

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships at December 31, 2024.

	Net Realized Capital Gains (Losses)	Net Unrealized Capital Gains (Losses)	Total
Foreign currency risk hedges	$3,400	$4,109	$7,509
Interest and credit risk hedges	-	(12,877)	(12,877)
Equity risk hedges	96	(46)	50
Total	$3,496	$(8,814)	$(5,318)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships at December 31, 2023.

	Net Realized Capital Gains (Losses)	Net Unrealized Capital Gains (Losses)	Total
Foreign currency risk hedges	$2,339	$(1,971)	$368
Interest and credit risk hedges	(2,795)	-	(2,795)
Equity risk hedges	(66)	306	240
Total	$(522)	$(1,665)	$(2,187)

35

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table presents non-cash collateral received on margin accounts related to derivative transactions not recorded on the statutory basis statements of admitted assets, liabilities and capital and surplus for the year ended December 31, 2024 and 2023.

	2024	2023

U.S. government and agencies	$-	$45,710

Total margin account non-cash collateral	$-	$45,710

None of the non-cash collateral received on margin accounts related to derivative transactions has been pledged or sold as of December 31, 2023.

Other Invested Assets

Limited Partnerships

The statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31.

	2024	2023

Mezzanine	$8	$12
Energy	-	15
Private equity	6	197
Total limited partnerships	$14	$224

The Company did not make additional investments in the unaffiliated limited partnerships in 2024. The Company made additional investments in unaffiliated limited partnerships of $8 in 2023.

The Company owns MCA Fund III Holding Company LLC (“MCA Fund III Holding”), an affiliated limited liability company (“LLC”), which holds investments in unaffiliated limited partnerships.

On May 31, 2023, the Company exchanged a 25% interest in MCA Fund V LP (“MCA Fund V”) for a 10% interest in MCA Fund IV (“MCA Fund IV”) with its separate account. In 2022, the Company transferred its ownership in MCA Fund I Holding LLC (“MCA Holding”) and MCA Fund II Holding Company LLC (“MCA Fund II Holding”) to its separate account. In addition, MCA Funds Holding Company LLC ("MCA Funds Holding") was dissolved and MCA Fund IV LP and MCA Fund V LP, which were previously owned by MCA Funds Holding, became direct investments of CMFG Life. On May 31, 2022, the Company exchanged a 10% interest in MCA Fund IV for securities with its separate account.

The financial statements of MCA Fund IV and MCA Fund V were not audited at December 31, 2024 and 2023, and therefore the Company utilized the look-through approach for the valuation. The Company recorded the value of its investments in these limited partnerships on a lag, based on the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, funded commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of the limited partnerships.

36

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The financial statements of MCA Fund III Holding are audited, and the Company did not utilize the look-through approach for the valuation of MCA Fund III Holding.

The Company made additional investments in its affiliated limited partnerships during the years ended December 31, 2024, 2023, and 2022 as follows:

	2024	2023	2022

MCA Fund III LP	$9,948	$12,622	$21,980
MCA Fund IV LP	70,384	103,557	146,050
MCA Fund V LP	174,565	181,403	163,791

Total additional investments in affiliated limited partnerships	$254,897	$297,582	$331,821

The Company’s investments in an affiliated LLC and limited partnerships at December 31 are shown in the table below.

	2024	2023

MCA Fund III Holding	$346,166	$341,293
MCA Fund IV LP	1,051,487	1,036,429
MCA Fund V LP	608,131	425,589

Total investments in affiliated LLC and limited partnerships	$2,005,784	$1,803,311

The carrying value of the underlying limited partnerships reflected in the Company’s investment approximates its total investment from the previous table with the exception of MCA Fund III Holding. The carrying value of the underlying limited partnerships held by MCA Fund III LP is $521,336 and $576,924 at December 31, 2024 and 2023.

The Company’s maximum exposure to loss associated with an affiliated LLC and limited partnerships is shown in the table below.

	2024	2023

MCA Fund III Holding	$464,572	$458,329
MCA Fund IV LP	1,312,441	1,307,185
MCA Fund V LP	1,204,754	1,016,536

Total maximum exposure to loss of affiliate LLC and limited partnerships	$2,981,767	$2,782,050

37

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The Company calculates the maximum exposure to loss as the amount invested in the debt or equity of the entity plus other commitments and guarantees to the entity. As described in Note 13, the Company makes commitments to unaffiliated limited partnerships and affiliated limited liability corporations in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to these investees during the years ended December 31, 2024, 2023, and 2022.

MCA Fund III LP terminates on January 1, 2034, unless extended, it is sooner dissolved, or by operation of law. MCA Fund IV LP and MCA Fund V LP terminate on January 1, 2037, unless extended, they are sooner dissolved, or by operation of law.

Low Income Housing Tax Credit Investments

The number of remaining years of unexpired tax credits related to LIHTC investments range from 4 to 12 years as of December 31, 2024. The Company expects to hold these investments until 2028 to 2036. The amount of tax credits and other tax benefits recognized during the years ended December 31, 2024, 2023, and 2022 was $29,751, $25,669, and $24,858, respectively; the amount was recognized as a component of income tax expense in the statutory basis statements of operations. The amount of cost amortized under the proportional amortization method during the years ended December 31, 2024, 2023, and 2022 was $22,260, $18,167, and $15,024, respectively; the amounts were recognized as a component of net investment income in the statutory basis statements of operations.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2024	2023

Short-term investments	$74,310	$120,921
Money market mutual funds	126,401	118,259
Cash	6,308	20,502
Total cash, cash equivalents and short-term investments	$207,019	$259,682

38

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Accrued Investment Income

Sources of accrued investment income as of December 31 are shown in the table below.

	2024	2023

Debt securities, available for sale	$95,187	$85,855
Mortgage loans	6,693	6,289
Other	4,550	4,148

Total accrued investment income	$106,430	$96,292

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2024 or 2023 on this basis.

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2024	2023	2022

Bonds and notes	$455,080	$403,092	$343,686
Preferred stocks - unaffiliated	349	345	204
Common stocks - unaffiliated	5,491	4,869	4,614
Common stocks - affiliated	175,370	103,026	241,961
Mortgage loans	82,393	75,771	84,124
Real estate	12,689	13,497	22,576
Contract loans	8,770	7,594	6,575
Other invested assets	125,038	64,489	122,746
Cash, cash equivalents and short-term investments	7,115	8,180	1,620
Derivative financial instruments	7,939	6,448	4,927
Other	17,263	7,821	6,616
Gross investment income	897,497	695,132	839,649
Less investment expenses	71,957	68,874	51,852
Net investment income	$825,540	$626,258	$787,797

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Total investment income recognized as a result of prepayment penalties or acceleration fees was $1,166, $286, and $2,856 for the years ended December 31, 2024, 2023, and 2022, respectively.

39

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows.

	2024	2023	2022

Bonds and notes:
Gross gains from sales	$22	$448	$2,602
Gross losses from sales	(6,355)	(4,169)	(17,713)
Other	(1,277)	(2,509)	(61)
Other-than-temporary impairment losses	(577)	(614)	(1,902)
Preferred stocks - unaffiliated:
Gross gains from sales	-	-	194
Common stocks - unaffiliated:
Gross gains from sales	-	-	461
Gross losses from sales	-	(2,103)	(159)
Real estate:
Other	(353)	4,106	(580)
Other-than-temporary impairment losses	(2,990)	-	-
Mortgage loans:
Gross losses from sales	(20,647)	(6,371)	(3,518)
Other-than-temporary impairment losses	-	(500)	-
Limited partnerships:
Gross gains from distributions	-	-	48
Gross losses from distributions	(29)	(3,912)	-
Derivative financial instruments	3,496	(522)	6,561
Other	140	(168)	(485)

Net realized capital gains (losses) before taxes and transfer to interest maintenance reserve	(28,570)	(16,314)	(14,552)
Income tax expense on net realized capital gains (losses)	(80,436)	(21,113)	(20,062)
Transfer to (from) interest maintenance reserve	26,475	12,765	19,668

Net realized capital gains (losses)	$(82,531)	$(24,662)	$(14,946)

Proceeds from the sale of bonds and notes were $322,797, $65,206, and $415,385 in 2024, 2023, and 2022, respectively. Proceeds from the sale of stocks were $128,835, $111,700, and $121,998 in 2024, 2023, and 2022, respectively.

40

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Other-Than-Temporary Impairments of Investments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss).

For those stocks with a decline in the fair value deemed to be other-than-temporary, a net realized capital gain (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those stocks deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading for a period up to three months as defined by the Company’s policy.

41

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2024. As a result of the subjective nature of these estimates, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant due to the variability of these factors.

The Company did not recognize any OTTI on loan-backed and structured securities during 2024, 2023, and 2022 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The following table identifies the Company’s OTTI by type of investment for the years ended December 31.

	2024	2023	2022

Mortgage-backed securities	$(83)	$(29)	$(27)
Industrial and miscellaneous	(494)	(585)	(1,875)
Total bonds and notes	(577)	(614)	(1,902)
Mortgage loans	-	(500)	-
Real estate	(2,990)	-	-
Total other than temporary impairment losses	$(3,567)	$(1,114)	$(1,902)

There were no loan-backed securities for which a credit related OTTI loss was recognized during the year ended December 31, 2024.

42

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds, notes, and stocks with unrealized losses at December 31, 2024 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than Twelve Months		Twelve Months or Greater		Total December 31, 2024
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$54,566	$(4,354)	$83,160	$(33,893)	$137,726	$(38,247)
All other governments	7,762	(262)	2,753	(1,007)	10,515	(1,269)
States, territories and possessions	-	-	9,002	(962)	9,002	(962)
Political subdivisions of states, territories and possessions	67,340	(2,135)	93,596	(20,409)	160,936	(22,544)
Special revenue and special assessment obligations	6,052	(83)	6,019	(981)	12,071	(1,064)
Industrial and miscellaneous	881,225	(29,111)	4,641,669	(671,806)	5,522,894	(700,917)
Residential mortgage backed securities	72,445	(598)	233,264	(36,592)	305,709	(37,190)
Commercial mortgage backed securities	65,506	(1,056)	442,407	(62,173)	507,913	(63,229)
Non-mortgage asset-backed securities
Other structured securities	239,704	(635)	284,077	(23,093)	523,781	(23,728)
Other - affiliated	118,636	(1,708)	-	-	118,636	(1,708)

Total bonds and notes	1,513,236	(39,942)	5,795,947	(850,916)	7,309,183	(890,858)

Common stock	-	-	2,754	(922)	2,754	(922)

Total temporarily impaired securities	$1,513,236	$(39,942)	$5,798,701	$(851,838)	$7,311,937	$(891,780)

At December 31, 2024, the Company owned 2,406 bonds and notes with a fair value of $7,309,183 in an unrealized loss position. There were 1,911 bonds and notes with a fair value of $5,795,947 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 12.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2024 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $7,025,951 or 96.1% of the total fair value of all bonds and notes with unrealized losses at December 31, 2024. Total unrealized losses on investment grade bonds and notes were $871,588 at December 31, 2024.

43

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

At December 31, 2024, the Company had one stock with a fair value of $2,754 in an unrealized investment loss position. There was one stock with a fair value of $2,754 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for the common stock with a loss period of twelve months or greater is approximately 25.1% of cost.

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2023 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2023
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government and agencies	$-	$-	$88,481	$(28,598)	$88,481	$(28,598)
All other governments	394	(6)	3,375	(824)	3,769	(830)
States, territories and possessions	3,000	-	9,467	(548)	12,467	(548)
Political subdivisions of states, territories and possessions	13,375	(61)	103,071	(17,816)	116,446	(17,877)
Special revenue and special assessment obligations	-	-	6,185	(815)	6,185	(815)
Industrial and miscellaneous	99,512	(1,123)	5,337,430	(633,673)	5,436,942	(634,796)
Residential mortgage backed securities	4,349	(12)	267,580	(36,769)	271,929	(36,781)
Commercial mortgage backed securities	29,440	(104)	473,661	(73,701)	503,101	(73,805)
Non-mortgage asset-backed securities
Other structured securities	101,747	(203)	952,840	(42,391)	1,054,587	(42,594)
Other - affiliated	139,604	(4,358)	-	-	139,604	(4,358)

Total bonds and notes	391,421	(5,867)	7,242,090	(835,135)	7,633,511	(841,002)

Common stock	2,754	(922)	-	-	2,754	(922)

Total temporarily impaired securities	$394,175	$(6,789)	$7,242,090	$(835,135)	$7,636,265	$(841,924)

44

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

At December 31, 2023, the Company owned 2,355 bonds and notes with a fair value of $7,633,511 in an unrealized loss position. There were 2,265 bonds and notes with a fair value of $7,242,090 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 10.3% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2023 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $7,300,366 or 95.6% of the total fair value of all bonds and notes with unrealized losses at December 31, 2023. Total unrealized losses on investment grade bonds and notes were $810,441 at December 31, 2023.

At December 31, 2023, the Company had two stocks with a fair value of $2,754 in an unrealized investment loss position. There were zero stocks in an unrealized loss position for twelve or more months.

Investment Credit Risk

The Company maintains diversified investment portfolios including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Net investment income includes self-occupancy rental income of $11,129, $11,708, and $19,017 in 2024, 2023, and 2022, respectively.

45

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Restricted Assets

Prior to July 1, 2023, Iowa law required that assets equal to a life insurer’s “legal reserve” must be designated for the Iowa Department of Commerce, Insurance Division (“Iowa Insurance Department”). The legal reserve was equal to the net present value of all outstanding policies and contracts involving life contingencies. After July 1, 2023, with a change in Iowa law, the legal reserve concept was removed, which includes the removal of the corresponding deposit requirement to equal the legal reserve. Iowa law continues to require the Company to designate assets to the Iowa Insurance Department. The Company also has securities pledged to the FHLB (see Note 11) and as other collateral.

Restricted assets by category as of December 31 are as follows:

	2024			2023
	Total Admitted Restricted	Restricted to Total Assets	Restricted to Total Admitted Assets	Total Admitted Restricted	Restricted to Total Assets	Restricted to Total Admitted Assets
FHLB capital stock	66,655	0.2%	0.2%	59,500	0.2%	0.2%
On deposit with states and other regulatory bodies	10,347,672	33.8%	34.3%	9,616,328	33.3%	33.9%
Pledged collateral to FHLB	1,252,649	4.1%	4.2%	1,207,035	4.2%	4.3%
Pledged as collateral not captured in other categories	39,063	0.1%	0.1%	4,892	0.0%	0.0%
Total restricted assets	$11,706,039	38.2%	38.8%	$11,269,406	37.7%	38.4%

In addition, assets in the separate account have been pledged as collateral for FHLB funding agreements with a statement value of $907,973 and $812,125 as of December 31, 2024 and 2023, respectively (see Note 11). The separate account also had collateral held under security lending agreements with a statement value of $115,294 and $114,355 as of December 31, 2024 and 2023, respectively.

Securities Lending

Securities on loan from the Company related to the securities lending program are included within bonds and notes on the statutory basis statements of admitted assets, liabilities and capital and surplus. The following table identifies the types of securities on loan as of December 31, 2024 and 2023.

	2024		2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
U.S. government	$1,091	$1,040	$-	$-
Domestic corporate securities	380,002	338,158	347,942	315,997
Foreign corporate securities	33,381	32,792	56,306	50,903
Total securities on loan	$414,474	$371,990	$404,248	$366,900

46

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table identifies the types of securities on loan from the Company’s separate accounts as of December 31, 2024 and 2023.

	2024		2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Domestic corporate securities	$110,406	$101,118	$105,053	$96,484
Foreign corporate securities	10,297	10,032	14,110	12,740
Total securities on loan	$120,703	$111,150	$119,163	$109,224

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2024.

	Remaining Length of Securities Lending Agreements
	Open¹	Total
Cash and cash equivalents	$373,979	$373,979
U.S. government and agencies	12,757	12,757
Total collateral liability	$386,736	$386,736

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2023.

	Remaining Length of Securities Lending Agreements
	Open¹	Total
Cash and cash equivalents	$372,029	$372,029
U.S. government and agencies	9,622	9,622
Total collateral liability	$381,651	$381,651

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

At December 31, 2024 and 2023, the total collateral on deposit from counterparties was equal to the Company’s obligation to return collateral on deposit from counterparties. The collateral on deposit is unrestricted.

47

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2024.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Over 90 Days	Total
Reverse repurchase agreements	$98,979	$107,500	$167,500	$-	$373,979
Total reinvested cash collateral	$98,979	$107,500	$167,500	$-	$373,979

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2023.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Over 90 Days	Total
Reverse repurchase agreements	$104,529	$45,000	$97,500	$125,000	$372,029
Total reinvested cash collateral	$104,529	$45,000	$97,500	$125,000	$372,029

During 2024 and 2023, the Company had a maximum of $402,188 and $402,049, respectively, of securities on loan at fair value at any one time. During 2024 and 2023, the Company’s separate account had a maximum of $125,816 and $126,340, respectively, of securities on loan at fair value at any one time.

The Company earns income from the cash collateral or receives a fee from the borrower. Income related to the securities lending program was $1,076, $1,296, and $902 for the years ended December 31, 2024, 2023, and 2022, respectively, and is included in net investment income within the statutory basis statements of operations.

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

48

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company use prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for transfers into Level 3 any activity occurring in the fourth quarter prior to the transfer, such as realized gains and losses and all changes in unrealized gains and losses are included within the “transfers into level 3” column of the rollforward.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company uses consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

49

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates the fair value estimates through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels during 2024 and 2023.

Fair Value Measurement

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2024.

	Level 1	Level 2	Level 3	Total

Assets
Bonds and notes
Industrial and miscellaneous	$-	$75,464	$-	$75,464
Common stocks - unaffiliated	66,655	-	7,107	73,762
Cash equivalents	101,470	24,931	-	126,401
Derivatives
Options	-	456	-	456
Futures	2,069	-	-	2,069
Separate account assets	19,034	2,681,224	-	2,700,258
Total assets	$189,228	$2,782,075	$7,107	$2,978,410

Liabilities
Derivatives
Options	$-	$373	$-	$373
Total liabilities	$-	$373	$-	$373

50

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2023.

	Level 1	Level 2	Level 3	Total

Assets
Bonds and notes
Industrial and miscellaneous	$-	$9,125	$-	$9,125
Common stocks - unaffiliated	59,500	-	9,761	69,261
Cash equivalents	118,260	-	-	118,260
Derivatives
Options	-	1,327	-	1,327
Separate account assets	101,624	2,751,654	-	2,853,278
Total assets	279,384	2,762,106	9,761	3,051,251

Liabilities
Derivatives
Options	$-	$1,100	$-	$1,100
Futures	2,041	-	-	2,041
Total liabilities	$2,041	$1,100	$-	$3,141

Changes in Level 3 Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2024.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2024	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2024

Common stocks - unaffiliated	$9,761	$-	$-	$(2,654)	$-	$7,107
Total assets	$9,761	$-	$-	$(2,654)	$-	$7,107

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

51

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2023.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2023	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2023

Bonds and notes Industrial and miscellaneous	$1,307	$-	$(517)	$644	$(1,434)	$-
Common stocks - unaffiliated	9,761	-	-	-	-	9,761
Total assets	$11,068	$-	$(517)	$644	$(1,434)	$9,761

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

52

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2024.

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$10,879,957	$10,030,619	$79,393	$9,646,366	$304,860
Common stocks - unaffiliated	73,762	73,762	66,655	-	7,107
Preferred stocks - unaffiliated	4,000	4,061	-	4,061	-
Mortgage loans	2,007,097	1,840,193	-	-	1,840,193
Cash equivalents and short-term investments	200,711	200,750	101,470	99,280	-
Surplus notes	88,712	87,180	-	87,180	-
Securities lending assets	386,736	386,736	-	386,736	-
Derivatives	35,210	39,621	2,069	37,552	-
Margin account assets	39,372	39,372	39,372	-	-
LIHTC	141,544	141,544	-	-	141,544
COLI	102,762	102,762	-	-	102,762
Contract loans	132,373	167,616	-	-	167,616
Separate account assets	10,288,886	9,710,160	19,034	8,139,273	1,551,853
Financial instruments recorded as liabilities:
Deposit-type contracts	1,136,912	1,108,535	-	1,108,535	-
Margin liabilities	697,860	697,860	697,860	-	-
Securities lending liabilities	386,736	386,736	-	386,736	-
Derivatives	15,057	16,633	-	16,633	-
Separate account liabilities	10,288,886	9,710,160	19,034	8,139,273	1,551,853
Financial instruments recorded as surplus:
Surplus notes	46,364	47,905	-	47,905	-

53

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2023.

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$9,984,133	$9,195,722	$-	$8,989,860	$205,862
Common stocks - unaffiliated	69,261	69,261	59,500	-	9,761
Preferred stocks - unaffiliated	4,000	4,022	-	4,022	-
Mortgage loans	1,952,826	1,769,417	-	-	1,769,417
Cash equivalents and short-term investments	239,180	217,372	118,260	99,112	-
Surplus notes	71,518	74,590	-	74,590	-
Securities lending assets	381,651	381,651	-	381,651	-
Derivatives	16,509	25,617	-	25,617	-
Margin account assets	4,892	4,892	4,892	-	-
LIHTC	118,866	118,866	-	-	118,866
COLI	98,569	98,569	-	-	98,569
Contract loans	119,491	156,417	-	-	156,417
Separate account assets	9,997,566	9,409,305	101,624	7,943,385	1,364,296
Financial instruments recorded as liabilities:
Deposit-type contracts	967,625	925,033	-	925,033	-
Margin liabilities	453,128	453,128	453,128	-	-
Securities lending liabilities	381,651	381,651	-	381,651	-
Derivatives	7,907	9,165	2,041	7,124	-
Notes and interest payable	-	-	-	-	-
Separate account liabilities	9,997,566	9,409,305	101,624	7,943,385	1,364,296
Financial instruments recorded as surplus:
Surplus notes	54,091	56,224	-	56,224	-

The carrying amounts for accrued investment income, certain receivables and payables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

54

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Determination of Fair Values

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Bonds and notes: Consists of U.S. bond exchange traded funds; valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Common stocks - unaffiliated: Consists of U.S. common stocks and FHLB common stock as required as a member of FHLB. U.S. common stocks are valued based on unadjusted quoted prices for identical assets in active markets that the Company can access. FHLB valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds. Valuation for money markets is based on the closing price at December 31.

Margin account assets and liabilities: Margin account collateral and liabilities are marked-to-market daily and require cash settlements in the margin account for changes in a derivative contract’s fair value. The carrying amount approximates fair value due to its short-term nature.

Separate account assets and liabilities: Separate account assets consist of money market funds; valuation is based on the closing price at December 31. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Derivatives: Consists of currency futures which are exchange traded; valuation is based on published prices at December 31.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of corporate bonds which are classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Securities lending assets and liabilities: Securities lending assets consist of reverse repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Securities lending liabilities represent the collateral to be returned to the borrower; the fair value is determined by reference to the fair value of the related securities lending assets.

55

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Derivatives: Consists of derivatives such as options, swaps, and over-the-counter derivatives; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets measured at fair value are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities measured at fair value represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type contracts: The fair value of the Company’s liabilities under deposit-type insurance contracts, including funding agreements, is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: Notes and interest payable relate to FHLB short term borrowings (repayment in 90 days or less); fair value approximates carrying value due to the short term nature of the borrowing. The fair value of surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Preferred and common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted to fair value when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

Mortgage loans: The fair value for mortgage loans is estimated based on one or more unobservable inputs using discounted cash flow analyses with interest rates currently being offered in the marketplace for loans to borrowers with similar credit ratings. Loans with similar characteristics within the Company’s portfolio are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

LIHTC: The fair value of LIHTC is based on unadjusted information obtained from general partners of the limited partnership investment.

COLI: The cash surrender value of COLI approximates fair value because it is based on the fair value of the underlying limited partnership investment which is based on unadjusted information obtained from general partners of the limited partnership investment.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

56

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Separate account assets and liabilities: Separate account assets measured at fair value consists of bonds and notes and mortgage loans. Valuations of bonds and notes are based on internal models, which include unobservable inputs for similar assets in markets that may not be active. The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Separate account liabilities measured at fair value represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: MLIC, CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc. (“CUMIS VT”), CMIC, CUNA Mutual Insurance Agency, Inc. (“CMIA”), CUMIS Mortgage Reinsurance Company, CBSI, International Commons, Inc., MEMBERS Capital Advisors, Inc. (“MCA”), CPI Qualified Plan Consultants, Inc. (“CPI”), TruStage, CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc., and Family Considerations, Inc.

The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense (benefit) consists of the following for the years ended December 31:

	2024	2023	2022

Federal income tax expense (benefit) on operations	$(115,269)	$(16,080)	$47,616
Federal income tax expense on net realized capital gains	74,877	18,432	15,932

Federal income tax expense (benefit)	$(40,392)	$2,352	$63,548

57

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The 2024 change in net deferred income tax for the Company is comprised of the following:

	December 31, 2024	December 31, 2023	Change

Adjusted gross deferred tax assets	$470,040	$410,180	$59,860
Total deferred tax liabilities	(233,000)	(219,209)	(13,791)

Net deferred tax asset (excluding nonadmitted)	$237,040	$190,971	$46,069

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(81,123)

Change in net deferred income tax			$(35,054)

The 2023 change in net deferred income tax for the Company is comprised of the following:

	December 31, 2023	December 31, 2022	Change

Adjusted gross deferred tax assets	$410,180	$392,872	$17,308
Total deferred tax liabilities	(219,209)	(221,261)	2,052

Net deferred tax asset (excluding nonadmitted)	$190,971	$171,611	$19,360

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			6,635

Change in net deferred income tax			$25,995

58

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The 2022 change in net deferred income tax for the Company is comprised of the following:

	December 31, 2022	December 31, 2021	Change

Adjusted gross deferred tax assets	$392,872	$347,144	$45,728
Total deferred tax liabilities	(221,261)	(247,169)	25,908

Net deferred tax asset (excluding nonadmitted)	$171,611	$99,975	$71,636

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			11,778

Change in net deferred income tax			$83,414

59

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus net realized capital gains (losses) before income taxes due to the items listed in the following reconciliation:

	2024	2023	2022

Tax expense computed at federal corporate rate	$66,609	$23,023	$63,486
Dividends received deductions	(37,892)	(22,988)	(50,363)
Nondeductible expenses	1,073	616	267
Foreign tax credit	(121)	(127)	(234)
Income tax expense (benefit) related to prior years	(279)	(3,766)	(3,594)
Nonadmitted assets	(3,946)	3,755	(5,494)
Interest maintenance reserve amortization	402	(1,434)	(3,743)
LIHTC and benefits (net of amortization of cost)	(25,077)	(21,852)	(21,703)
COLI	(882)	(1,107)	1,188
Energy credit	(5,499)	-	-
Other	274	237	324

Total statutory income taxes	$(5,338)	$(23,643)	$(19,866)

Federal income tax expense (benefit)	$(40,392)	$2,352	$63,548
Change in net deferred income tax	35,054	(25,995)	(83,414)

Total statutory income taxes	$(5,338)	$(23,643)	$(19,866)

60

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$470,040	$-	$470,040	$410,180	$-	$410,180	$59,860	$-	$59,860
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	470,040	-	470,040	410,180	-	410,180	59,860	-	59,860
Deferred tax assets nonadmitted	(30,780)	-	(30,780)	(9,206)	-	(9,206)	(21,574)	-	(21,574)
Admitted deferred tax assets	439,260	-	439,260	400,974	-	400,974	38,286	-	38,286
Deferred tax liabilities	(82,315)	(150,685)	(233,000)	(80,191)	(139,018)	(219,209)	(2,124)	(11,667)	(13,791)
Net admitted deferred tax assets	$356,945	$(150,685)	$206,260	$320,783	$(139,018)	$181,765	$36,162	$(11,667)	$24,495

The nonadmitted deferred tax asset increased $21,574 in 2024 and decreased $38,305 in 2023. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

61

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2024	2023	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$208,235	$195,768	$12,467
Deferred acquisition costs	90,745	82,373	8,372
Unearned revenue	4,234	4,599	(365)
Employee benefits	77,666	76,905	761
Policyholder dividends	14,702	11,299	3,403
Fixed assets	18,802	13,566	5,236
Net operating loss carryforward	-	3,025	(3,025)
Tax credit carryforward	26,477	970	25,507
Other	29,179	21,675	7,504
Subtotal ordinary deferred tax assets	470,040	410,180	59,860
Nonadmitted ordinary deferred tax assets	(30,780)	(9,206)	(21,574)
Admitted ordinary deferred tax assets	439,260	400,974	38,286

Total admitted deferred tax assets	439,260	400,974	38,286

Ordinary deferred tax liabilities:
Investments	(17)	(19)	2
Deferred and uncollected premiums	(70,167)	(65,749)	(4,418)
2017 tax reform reserve method change	(4,749)	(9,498)	4,749
Prepaid expenses	(5,561)	(4,567)	(994)
Other	(1,821)	(358)	(1,463)
Total ordinary deferred tax liabilities	(82,315)	(80,191)	(2,124)

Capital deferred tax liabilities:
Investments	(69,216)	(47,373)	(21,843)
Unrealized gains	(81,469)	(91,645)	10,176
Subtotal capital deferred tax liabilities	(150,685)	(139,018)	(11,667)
Total deferred tax liabilities	(233,000)	(219,209)	(13,791)

Net admitted deferred tax asset	$206,260	$181,765	$24,495

62

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	206,260	-	206,260	181,765	-	181,765	24,495	-	24,495
(i) Adjusted gross deferred tax assets expected to be realized after December 31	206,260	-	206,260	181,765	-	181,765	24,495	-	24,495
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	469,423	-	-	374,726	-	-	94,697
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	233,000	-	233,000	219,209	-	219,209	13,791	-	13,791
Admitted deferred tax asset	$439,260	$-	$439,260	$400,974	$-	$400,974	$38,286	$-	$38,286

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital (“RBC”) reporting entity)	804%	776%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$3,131,757	$2,498,174

63

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets as of December 31, 2024. The impact of tax planning strategies as of December 31, 2024 is shown in the following table:

	December 31, 2024
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$470,040	$-
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	439,260	-
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	28.7%	0.0%

Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets as of December 31, 2023. The impact of tax planning strategies as of December 31, 2023 is shown in the following table:

	December 31, 2023
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$410,180	$-
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	400,974	-
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	3.3%	0.0%

Other Tax Items

The Company is included in the consolidated life/nonlife federal income tax return of CMHC. As of December 31, 2024, the Company did not have any unused operating loss carryforwards to offset against future taxable income. The Company has foreign tax credit carryforwards of $1,231 as of December 31, 2024. These credit carryforwards expire in years 2028 through 2034. The Company has general business credit carryforwards of $25,246. These credit carryforwards expire in year 2044.

Income taxes incurred in 2024, 2023, and 2022 of $11,777, $19,119, and $28,768, respectively, are available for recoupment in the event of future capital losses.

The corporate alternative minimum tax is effective for tax years after 2022. The Company has determined that it is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation as a member of its tax return consolidated group for the 2024 tax year.

64

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2024	2023

Balance at January 1	$1,502	$-
Additions based on tax positions related to the current year	392	1,502
Reductions for settlements	(219)	-

Balance at December 31	$1,675	$1,502

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2024 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2024, 2023, and 2022, the Company recognized increases (decreases) of $479, $213, and ($13), respectively, in interest and penalties. The Company had accrued $1,544 and $1,066 at December 31, 2024 and 2023, respectively, for the payment of interest and penalties.

In addition to its inclusion in a consolidated U.S. federal income tax return filed by CMHC, the Company also files income tax returns in various states and foreign jurisdictions. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2020. A carryback refund claim filed for tax year 2020 is currently under review.

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due are generally settled daily. CMFG Life allocated expenses of $937,545, $941,617, and $1,084,042 to its related parties in 2024, 2023, and 2022, respectively.

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its annuity products. Beginning in May 2022, CBSI advisors are licensed with LPL Financial LLC (“LPL”), an unaffiliated third party, such that starting in June 2022, commissions are paid to LPL prior to being collected by CBSI. The Company recorded commission expenses for this service of $9,158, $8,096, and $6,235 in 2024, 2023, and 2022, respectively, which is included in insurance taxes, licenses, fees and commissions.

MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded MCA investment management fees totaling $20,592, $19,695, and $19,379 in 2024, 2023, and 2022, respectively.

65

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The Company hires TruStage Insurance Agency, LLC (TruStage Insurance), as its marketing partner for most of its life and accidental death and dismemberment insurance marketing. CMFG Life owns 100% of the stock of TruStage Insurance. The Company recorded fees charged for services of $365,793, $392,963, and $372,051 in 2024, 2023, and 2022, respectively.

Pursuant to agreements used for cash management, CMFG Life periodically borrows from or lends to affiliates. This activity is included in receivables from affiliates and payables to affiliates in the statutory basis statements of admitted assets, liabilities and capital and surplus. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement. The Company recorded affiliated interest income and expense of $15,977 and $11,631, $6,205 and $6,832, and $4,408 and $5,792, respectively, for the years ended December 31, 2024, 2023, and 2022, respectively, related to the cash management agreement.

Significant capital contributions and dividends to and from affiliates are shown in the following table:

	2024	2023	2022

Dividends paid from CMFG Life to:
TruStage	$-	$-	$121,000
Total	$-	$-	$121,000

Capital contributions from CMFG Life to:
CMIC	$-	$90,000	$19,680
AMLIC	-	55,000	20,000
CUNA Mutual AdvantEdge Analytics, LLC	2,000	5,000	-
5910 Investments, LLC	12,762	-	-
Total	$14,762	$150,000	$39,680

Dividends paid to CMFG Life from:
CMIC	$135,370	$80,000	$166,951
TruStage Insurance Agency, LLC	15,000	15,000	15,000
MCA Funds Holding Company	-	-	10
USIC	25,000	8,000	60,000
Total	$175,370	$103,000	$241,961

Capital contributions to CMFG Life from:
TruStage	$390,155	$27,890	$-
Total	$390,155	$27,890	$-

CMFG Life holds collateralized note obligations issued by MCA Fund III Holding of $120,344 and $143,962 as of December 31, 2024 and 2023, respectively. The Company recorded accrued interest of $972 and $1,074 as of December 31, 2024 and 2023, respectively. The notes are included in debt securities and the accrued interest is included in accrued investment income.

66

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

The Company entered into agreements with its affiliate, MLIC, to assume 100% of its business. The Company pays a commission equal to 100% of MLIC’s actual expenses incurred.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2024, 2023, and 2022.

	2024	2023	2022

Premiums earned:
Direct	$3,672,703	$3,351,657	$3,456,156
Assumed from affiliates	1,127,207	1,083,793	1,326,231
Ceded to non-affiliates	(713,935)	(399,885)	(314,383)

Premiums earned, net of reinsurance	$4,085,975	$4,035,565	$4,468,004

Benefits and surrender expenses:
Direct	$2,508,738	$2,453,624	$2,544,054
Assumed from affiliates	1,090,009	796,615	545,147
Ceded to non-affiliates	(136,458)	(48,723)	(18,625)

Benefits and surrender expenses, net of reinsurance	$3,462,289	$3,201,516	$3,070,576

Increase in policy reserves:
Direct	$1,027,922	$643,745	$712,129
Assumed from affiliates	19,100	(23,016)	109,870
Ceded to non-affiliates	(650,470)	(394,571)	(291,014)

Increase in policy reserves, net of reinsurance	$396,552	$226,158	$530,985

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $1,783,084 and $1,131,183 as of December 31, 2024 and 2023, respectively.

67

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 8: Policy and Contract Claim Reserves

The balance in the liability for unpaid accident and health claim and claim adjustment expenses gross of reinsurance as of December 31, 2024 and 2023 was $283,339 and $299,951, respectively. On a net of reinsurance basis, CMFG Life incurred $206,654 and paid $226,145 of accident and health claims and claim adjustment expenses in 2024, of which $127,192 of the paid amount and ($32,023) of total incurred amount was attributable to insured or covered events of prior years. The increase in reinsurance recoverables as of December 31, 2024 from December 31, 2023 was $2,879. CMFG Life incurred $211,344 and paid $226,038 of accident and health claims and claim adjustment expenses in 2023, of which $134,595 of the paid amount and ($28,468) of total incurred amount were attributable to insured or covered events of prior years. The 2024 and 2023 decreases in prior year incurred losses primarily relates to favorable development across lines, particularly on credit disability driven by fewer reported losses than expected.

68

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2024.

Individual Annuities

	General	Separate Account with	Separate Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$1,653,848	$7,585,331	$-	$9,239,179	76.2%
At book value less surrender charge of 5% or more	277,771	-	-	277,771	2.3%
At fair value	-	-	497,126	497,126	4.1%

Total with adjustment or at fair value	1,931,619	7,585,331	497,126	10,014,076	82.6%
At book value with minimal or no charge adjustment	759,637	562,483	-	1,322,120	10.9%
Not subject to discretionary withdrawal	780,588	-	4,213	784,801	6.5%

Gross annuity reserves and deposit liabilities	3,471,844	8,147,814	501,339	12,120,997	100.0%
Reinsurance ceded	1,536,362	-	-	1,536,362

Total net annuity reserves and deposit liabilities	$1,935,482	$8,147,814	$501,339	$10,584,635

69

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Group Annuities

	General	Separate Account with	Separate Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$2,024,884	$-	$-	$2,024,884	35.5%
At book value less surrender charge of 5% or more	-	-	-	-
At fair value	-	-	794,053	794,053	13.9%

Total with adjustment or at fair value	2,024,884	-	794,053	2,818,937	49.4%
At book value with minimal or no charge adjustment	270,064	-	-	270,064	4.7%
Not subject to discretionary withdrawal	2,621,252	-	-	2,621,252	45.9%

Gross annuity reserves and deposit liabilities	4,916,200	-	794,053	5,710,253	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$4,916,200	$-	$794,053	$5,710,253

70

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

	General	Separate Account with	Separate Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	202,139	-	-	202,139	12.9%
Not subject to discretionary withdrawal	934,774	-	426,261	1,361,035	87.1%

Gross annuity reserves and deposit liabilities	1,136,913	-	426,261	1,563,174	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$1,136,913	$-	$426,261	$1,563,174

71

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2023.

Individual Annuities

	General	Separate Account with	Separate Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$985,610	$7,255,395	$-	$8,241,005	75.0%
At book value less surrender charge of 5% or more	279,717	-	-	279,717	2.5%
At fair value	-	-	551,604	551,604	5.0%

Total with adjustment or at fair value	1,265,327	7,255,395	551,604	9,072,326	82.6%
At book value with minimal or no charge adjustment	785,639	344,854	-	1,130,493	10.3%
Not subject to discretionary withdrawal	774,200	-	4,224	778,424	7.1%

Gross annuity reserves and deposit liabilities	2,825,166	7,600,249	555,828	10,981,243	100.0%
Reinsurance ceded	894,640	-	-	894,640

Total net annuity reserves and deposit liabilities	$1,930,526	$7,600,249	$555,828	$10,086,603

72

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Group Annuities

	General	Separate Account with	Separate Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$2,166,861	$-	$-	$2,166,861	38.5%
At book value less surrender charge of 5% or more	-	-	-	-
At fair value	-	-	850,539	850,539	15.1%

Total with adjustment or at fair value	2,166,861	-	850,539	3,017,400	53.6%
At book value with minimal or no charge adjustment	214,754	-	-	214,754	3.8%
Not subject to discretionary withdrawal	2,402,770	-	-	2,402,770	42.6%

Gross annuity reserves and deposit liabilities	4,784,385	-	850,539	5,634,924	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$4,784,385	$-	$850,539	$5,634,924

73

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

	General	Separate Account with	Separate Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	216,557	-	-	216,557	15.3%
Not subject to discretionary withdrawal	751,068	-	451,660	1,202,728	84.7%

Gross annuity reserves and deposit liabilities	967,625	-	451,660	1,419,285	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$967,625	$-	$451,660	$1,419,285

The following table shows policy liabilities associated with the Company’s annuity products.

	2024	2023

Annuities	$6,605,437	$6,464,264
Supplementary contracts with life contingencies	246,246	250,648
Deposit-type contracts	1,136,912	967,625
Annuity reserves from the separate accounts	9,438,993	9,002,391
Supplementary contracts with life contingencies from the separate accounts	4,213	4,224
Other contract deposit funds	426,261	451,660

Total annuity reserves	$17,858,062	$17,140,812

74

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2024.

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$4,994	$8,701	$-	$-	$-
Universal life	271,216	271,138	273,715	-	-	-
Other permanent cash value
life insurance	-	2,534,397	3,030,047	-	-	-
Variable universal life	29,860	29,859	30,138	215,715	215,710	215,701
Miscellaneous reserves	-	7,455	7,455	-	-	-

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	273,921	-	-	-
Accidental death benefits	-	-	3,602	-	-	-
Disability - active lives	-	-	1,831	-	-	-
Disability - disabled lives	-	-	14,976	-	-	-
Miscellaneous reserves	-	-	77,109	-	-	-
Gross reserves before reinsurance	301,076	2,847,843	3,721,495	215,715	215,710	215,701
Ceded reinsurance	-	-	9,510	-	-	-
Net reserves	$301,076	$2,847,843	$3,711,985	$215,715	$215,710	$215,701

75

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2023.

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$5,707	$10,270	$-	$-	$-
Universal life	283,516	283,421	286,045	-	-	-
Other permanent cash value
life insurance	-	2,330,519	2,796,000	-	-	-
Variable universal life	30,094	30,092	30,355	212,391	212,378	212,375
Miscellaneous reserves	-	6,626	6,626	-	-	-

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	271,750	-	-	-
Accidental death benefits	-	-	3,610	-	-	-
Disability - active lives	-	-	2,078	-	-	-
Disability - disabled lives	-	-	14,642	-	-	-
Miscellaneous reserves	-	-	83,050	-	-	-
Gross reserves before reinsurance	313,610	2,656,365	3,504,426	212,391	212,378	212,375
Ceded reinsurance	-	-	12,761	-	-	-
Net reserves	$313,610	$2,656,365	$3,491,665	$212,391	$212,378	$212,375

The following table shows policy reserves associated with the Company’s life products.

	2024	2023
Life	$3,607,012	$3,381,659
Accidental death benefits	3,602	3,610
Disability - active lives	1,831	2,078
Disability - disabled lives	14,976	14,642
Miscellaneous	84,564	89,676
Life reserves from the separate accounts	215,701	212,375

Total life insurance policy reserves	$3,927,686	$3,704,040

76

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 10: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2024 and 2023, CMFG Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

CMFG Life and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay up to $461,025 in stockholder dividends in 2025 without the approval of the Insurance Department. CMFG Life has three direct insurance subsidiaries that could pay an aggregate of $182,934 in stockholder dividends in 2025 without regulatory approval.

Note 11: Notes and Interest Payable

CMFG Life Insurance Company – Borrowings – Federal Home Loan Bank

CMFG Life has borrowing capacity as a result of contractual arrangements with the FHLB as evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that CMFG Life is entitled to borrow from the FHLB if it purchases FHLB restricted stock and provides securities as collateral for such borrowings. As of December 31, 2024 and 2023, the Company must hold FHLB membership stock equal to 0.06% of the Company’s total assets, with an overall limitation of $10,000. As of December 31, 2024 and 2023, the Company must also hold activity stock of 4.5% of the amount of outstanding advances. Interest on borrowings was calculated daily at floating rates that ranged from 4.52% to 5.66% in 2024, 4.53% to 5.60% in 2023, and 0.28% to 4.60% in 2022. Interest expense was $3,959, $5,550, and $2,401 for years ended December 31, 2024, 2023, and 2022, respectively. All borrowings were short-term in nature with maturity dates less than 90 days. As of December 31, 2024 and 2023, there were no outstanding borrowings and interest under the agreement.

77

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

CMFG Life Insurance Company – Funding Agreements – Federal Home Loan Bank

The Company issues both fixed and variable interest rate funding agreements to the FHLB in the general account. Fixed interest rate on borrowings ranged from 3.9% to 4.4% in 2024 and were 3.9% in 2023 with original maturities of 5 years. Variable interest on the variable interest rate agreements is calculated daily at floating rates that range from 4.6% to 6.4% in 2024, 4.4% to 6.3% in 2023, and 0.5% to 5.6% in 2022. The original maturities of the agreements range from 4 to 7 years. Recognized liabilities, included in liability for deposit-type contracts in the statutory statement of admitted assets, liabilities and capital and surplus, are matched to specific assets so that the liabilities and assets are aligned. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions, if any.

The Company issues both fixed and variable interest rate funding agreements in the separate accounts. Fixed interest rates on borrowings ranged from 1.0% to 5.0% in 2024, 0.6% to 5.0% in 2023, and 0.6% to 1.0% in 2022 with original maturities ranging from 3 to 5 years. Variable interest on borrowings was calculated daily at floating rates that ranged from 5.1% to 6.4% in 2024, 4.1% to 6.3% in 2023, and 0.5% to 5.5% in 2022 with original maturities ranging from 4 to 7 years. The separate account invests in assets that match the duration and interest rate characteristics of the recognized liability, which is included in the liability for deposit-type contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

TruStage –Credit Agreement – Wells Fargo Bank

In July 2022, TruStage, CMFG Life, CUMIS, AMLIC, and CMIC entered into an $800,000 five-year unsecured revolving credit agreement with Wells Fargo Bank, National Association and other lenders. The agreement matures in July 2027. The agreement has an unused fee assessed at 0.15% on the unused principal at December 31, 2024 and 2023. Under the agreement, interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 0.00% to 1.625% based on TruStage’s debt rating. TruStage is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. TruStage was in compliance with its covenants at December 31, 2024 and 2023. As of December 31, 2024, the amount outstanding on the revolving credit agreement including accrued interest was $350,530, borrowed by TruStage. The $449,470 unused portion of the facility is available for use. As of December 31, 2023, there were no outstanding borrowings under the facility and accordingly, the entire facility was available for general corporate purposes.

78

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Federal Home Loan Bank Information

The FHLB stock owned, borrowing capacity, collateral pledged, aggregate borrowing and reserves for the line of credit and funding agreements were as follows:

	2024	2023
Membership class B stock - nonredeemable	$10,000	$10,000
Activity stock	56,655	49,500
Total stock	$66,655	$59,500
Estimated borrowing capacity	$1,259,000	$1,100,000

Collateral pledged as of reporting date:
Carrying value - general account	$1,252,649	$1,207,035
Carrying value - separate account	907,973	812,125
Fair value - general account	1,091,962	1,073,568
Fair value - separate account	802,486	713,497
Maximum pledged during the reporting period:
Carrying value - general account	1,252,649	1,333,981
Carrying value - separate account	907,973	902,113
Fair value - general account	1,091,962	1,135,775
Fair value - separate account	802,486	769,382
Borrowing at time of maximum collateral - general account	$834,000	$650,000
Borrowing at time of maximum collateral - separate account	425,000	450,000
Maximum borrowing during reporting period - general account	1,114,000	925,000
Maximum borrowing during reporting period - separate account	425,000	450,000
Funding agreements issued - general account	$834,000	$650,000
Total borrowings/funding agreements issued - general account	$834,000	$650,000

Funding agreements issued - general account	$834,000	$650,000
Funding agreements issued - separate account	425,000	450,000
Funding agreements issued - total	$1,259,000	$1,100,000

Funding agreement reserves - general account	$839,359	$655,470
Funding agreement reserves - separate account	425,996	451,310
Funding agreement reserves - total	$1,265,355	$1,106,780

79

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 12: Surplus Notes

The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. The first principal payment was made in July 2020. The Company is scheduled to make equal annual principal payments of $7,727 in July through 2030, subject to the foregoing regulatory approvals. Interest, at 8.5%, on the notes is payable semi-annually. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory RBC ratio and minimum total adjusted statutory capital level. At December 31, 2024, CMFG Life was in compliance with these covenants.

CMFG Life incurred and paid interest of $4,598, $5,255, and $5,638 in 2024, 2023, and 2022, respectively.

Note 13: Commitments and Contingencies

Commitments

The Company had the following commitments outstanding at December 31.

	2024	2023

Unaffiliated limited partnerships	$558	$346
Affiliated limited partnerships	975,983	978,739
LIHTC investments	76,852	96,758
Mortgage loans	18,500	-
Private placement bonds	67,618	25,882
Total general account commitments	1,139,511	1,101,725

Affiliated limited partnerships - separate account	281,059	282,150

Total commitments	$1,420,570	$1,383,875

80

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, as well as fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company has the following future minimum operating lease payments as of December 31, 2024.

Future Minimum
Operating
Lease Payments

2025	$637
2026	603
2027	431
2028	40
2029	3
Thereafter	-
Total future minimum lease payments	$1,714

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $2,230, $1,581, and $1,383 in 2024, 2023, and 2022, respectively.

81

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2024 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $1,660 and $1,624 at December 31, 2024 and 2023, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued and paid assessments and has established an asset of $5,474 and $3,128 as of December 31, 2024 and 2023, respectively. The assessment is primarily related to Bankers Life and Colorado Bankers Life insurance company bankruptcies. Recoveries of assessments from premium taxes are generally made over a five year period.

	2024	2023

Asset recognized from paid and accrued premium tax offsets prior year-end	$3,128	$2,842

Decreases:
Premium tax offset applied	352	374
Total decreases	352	374

Increases:
Creditable guaranty fund assessments paid	2,669	120
Accrued assessments	29	540
Total increases	2,698	660
Asset recognized from paid and accrued premium tax offsets year-end	$5,474	$3,128

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

82

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

The Company has no ongoing obligation to the qualified defined benefit plans in which its employees participate which are sponsored by its parent but contributes to the annual cost. The Company did not incur any expense for these plans in 2024. The Company incurred expenses for these plans of $28,483 in 2023.

The Company maintains non-qualified defined benefit plans for certain employees and directors, as well as postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Retirement medical subsidies were eliminated January 1, 2016 for future retirees who do not meet certain age, years of service and/or employment status criteria. This was pursuant to the amendments to a collective bargaining agreement with represented employees.

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations for the years ended at December 31.

	Pension Benefits		Other Postretirement Benefits
	2024	2023	2024	2023

Reconciliation of benefit obligations:
Obligations at January 1	$47,219	$44,330	$68,795	$64,011
Service cost	894	1,258	1,194	1,181
Interest cost	2,333	1,887	3,553	3,462
Actuarial loss (gain)	(3,739)	2,477	(6,311)	2,038
Benefit payments	(2,491)	(2,733)	(2,561)	(1,897)
Total benefit obligations at December 31	$44,216	$47,219	$64,670	$68,795

83

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following tables provide information with respect to the fair value of assets for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2024	2023	2024	2023

Reconciliation of fair value of plan assets:

Fair value of plan assets at January 1	$-	$-	$-	$-
Employer contributions	2,491	2,733	2,561	1,897
Benefit payments	(2,491)	(2,733)	(2,561)	(1,897)
Fair value of plan assets at December 31	$-	$-	$-	$-

The following tables provide information with respect to the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2024	2023	2024	2023

Funded status at December 31	$(44,216)	$(47,219)	$(64,670)	$(68,795)
Accrued benefit liability	$(44,216)	$(47,219)	$(64,670)	$(68,795)

The following table provides information about pension benefits and other postretirement benefits for the plans for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2024	2023	2024	2023

Net prior service costs	$-	$-	$679	$845
Net actuarial (gain) loss	6,729	10,997	(24,071)	(18,813)
Balance at end of year	$6,729	$10,997	$(23,392)	$(17,968)

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2025 for the non-qualified pension plans are $262 and $0, respectively. The estimated net actuarial gain and prior service cost that will be amortized for the other postretirement benefit plans are $1,575 and $166, respectively.

The accumulated benefit obligation (“ABO”) represents the actuarial net present value of estimated future benefit obligations. The ABO for pension plans was $44,216 and $47,218 at December 31, 2024 and 2023, respectively.

84

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2024	2023	2022	2024	2023	2022

Service cost	$894	$1,258	$1,162	$1,194	$1,181	$2,116
Interest cost	2,333	1,887	2,614	3,553	3,462	2,723
Amortization of prior service cost	529	707	1,310	(886)	(1,215)	17
Amortization of net unrecognized (gain) loss	-	21	64	-	-	-
Net periodic benefit cost	$3,756	$3,873	$5,150	$3,861	$3,428	$4,856

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2024	2023	2024	2023

Weighted average assumptions at December 31 for benefit cost:
Discount rate	5.3%	5.5%	5.5%	5.5%
Rate of compensation increase	5.3%	5.3%	5.3%	5.3%

Weighted average assumptions at December 31 for obligation:
Discount rate	5.8%	5.3%	5.8%	5.3%
Rate of compensation increase	5.3%	5.3%	5.3%	5.3%

For measurement purposes, a 6.8% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 3.7% for 2074 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (decrease) the accumulated other postretirement benefit obligation as of December 31, 2024 by $1,341 or ($1,237) and the annual net periodic other postretirement benefit cost for the year then ended by $91 or ($86).

85

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

		Other
		Postretirement
		Benefits
	Pension	Including
	Benefits	Subsidy

Estimated future benefit payments:
2025	$2,697	$3,207
2026	2,908	3,727
2027	2,978	4,180
2028	3,080	4,419
2029	3,152	4,600
2030-2034	16,730	22,944

The Company anticipates remitting $10,000 in 2025 to TruStage for TruStage’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For the remaining pension plans and other postretirement benefits, the employer contributions will be equivalent to the estimated 2025 benefits.

Defined Contribution Plans

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company’s contributions for the years ended December 31, 2024, 2023, and 2022 were $23,905, $23,978, and $23,608, respectively and are recorded as a general insurance expense.

86

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2024	2023

Nonadmitted assets:
Goodwill	$(197,949)	$(262,880)
Electronic data processing equipment and software	(64,976)	(71,593)
Prepaid expenses and assets of 401(h) account	(44,666)	(43,458)
Net deferred tax asset	(30,780)	(9,206)
Furniture and equipment	(22,990)	(25,863)
Accounts receivable - nonaffiliated	(20,200)	(8,165)
Intangible assets	(18,671)	(21,255)
Debit suspense balances	(15,127)	(8,952)
Receivable from affiliate	(10,869)	-
Other	(1,506)	(819)
Total nonadmitted assets deducted from surplus	$(427,734)	$(452,191)

Asset valuation reserve	(889,574)	(814,408)
Unrealized capital gains net of tax (2024 - $93,117, 2023 - $99,291)	$58,787	$98,277

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected insurance premiums as of December 31 are shown in the following table:

	2024		2023
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$105,429	$11,644	$78,521	$9,086
Ordinary renewal	373,282	285,183	343,076	265,492
Credit life	11,614	11,614	12,550	12,550
Group life	43,121	36,838	46,964	40,020
Accident and health	20,476	20,476	22,110	22,110
Nonadmitted receivables	(159)	(159)	(144)	(144)

Totals	$553,763	$365,596	$503,077	$349,114

Gross premium represents the amount of premium charged to the policyholders. The amount net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

87

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 17: Separate Accounts

Separate accounts represent funds that are invested to support the Company’s obligations under variable annuities, variable life policies and registered indexed annuities. The assets of the separate accounts are carried at fair value, with the exception of certain assets for the registered indexed annuities, which are carried at amortized cost, or the lower of amortized cost or fair value, based on the security’s NAIC designation or for limited partnerships which are carried at cost plus or minus the separate account’s equity in the undistributed earnings or losses as reported by the partnerships. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding this prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $152,105 and $147,883 as of December 31, 2024 and 2023, respectively. The general account paid $682, $996, and $212 in 2024, 2023, and 2022, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $20,039, $17,513, and $13,047 in 2024, 2023, and 2022, respectively.

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below.

	2024		2023
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Reserves with assets held:
At fair value	$-	$1,511,358	$-	$1,619,093
At amortized cost	8,147,814	-	7,600,249	-
Total	$8,147,814	$1,511,358	$7,600,249	$1,619,093

Reserves with assets subject to discretionary withdrawal:
At fair value	$-	$1,506,880	$-	$1,614,518
With fair value adjustment	8,147,814	-	7,600,249	-
Not subject to discretionary withdrawal	-	4,478	-	4,575
Total	$8,147,814	$1,511,358	$7,600,249	$1,619,093

The fair value of separate account assets held at amortized cost was $5,405,977 and $5,146,923 at December 31, 2024 and 2023, respectively. The unrealized loss on the assets held at amortized cost was $428,988 and $426,422 at December 31, 2024 and 2023, respectively.

88

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows the premiums and deposits for contracts recorded in the separate accounts for the years ended December 31.

	2024		2023
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Non-guaranteed premiums, considerations and deposits received for separate account policies	$1,037,953	$69,190	$1,030,255	$67,898

Total	$1,037,953	$69,190	$1,030,255	$67,898

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2024		2023
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Transfers to separate accounts	$1,037,953	$69,190	$1,030,255	$67,898
Transfers from separate accounts	(1,093,068)	(309,191)	(681,809)	(229,746)

Net transfers to (from) separate accounts	$(55,115)	$(240,001)	$348,446	$(161,848)

89

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 18: Reconciliation to 2024 Annual Statement

	As reported in 2024 CMFG Life Statutory	As reported in 2024
	Basis	CMFG Life
	Financial	Annual
	Statements	Statements	Difference

Statutory Basis Statements of Admitted
Assets, Liabilities and Capital and Surplus
Receivables for securities sold	$165	$28,076	$(27,911)
Total cash and invested assets	18,151,636	18,179,547	(27,911)
Separate account assets	10,806,299	10,811,497	(5,198)
Total admitted assets	30,156,623	30,189,732	(33,109)
Payable for securities purchased	37,105	65,016	(27,911)
Separate account liabilities	10,806,299	10,811,497	(5,198)
Total liabilities	26,560,084	26,593,193	(33,109)

Statutory Basis Statements of Operations
Net investment income	825,540	848,938	(23,398)
Total income	5,076,327	5,099,725	(23,398)
General insurance expenses	778,943	802,341	(23,398)
Total benefits and expenses	4,699,477	4,722,875	(23,398)

Statutory Basis Statements of Cash Flows
Net investment income received	744,739	768,137	(23,398)
Operating expenses paid	(1,032,620)	(1,056,018)	23,398
Net cash provided by operating activities	527,873	527,873	-

Note 19: Subsequent Events

The Company evaluated subsequent events through March 24, 2025, the date the statutory basis financial statements were available for issuance. There were no subsequent events that require adjustments or disclosure in the accompanying statutory basis financial statements.

90

CMFG LIFE INSURANCE COMPANY Supplemental Schedules December 31, 2023

Supplemental Schedules

91

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2024 (000s omitted)

Net investment income earned:
Government bonds	$1,237
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	-
Bonds of affiliates	453,843
Preferred stocks (unaffiliated)	349
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	5,491
Common stocks of affiliates	175,370
Mortgage loans	82,393
Real estate	12,689
Premium notes, contract loans and liens	8,770
Cash	7,115
Cash equivalents	-
Short-term investments	-
Other invested assets	125,038
Derivatives	7,939
Aggregate write-in for net investment income	17,263
Gross net investment income	$897,497

Real estate owned - book value less encumbrances	$139,741

Mortgage loans - book value:
Farm mortgages	$-
Residential mortgages	-
Commercial mortgages	2,007,097
Total mortgage loans	$2,007,097

Mortgage loans by standing - book value:
Good standing	$2,007,097
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-
Other long-term assets-statement value	2,277,499
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	120,344
Preferred stocks	-
Common stocks	1,998,354

92

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2024 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$1,016,615
Over 1 year through 5 years	3,639,348
Over 5 years through 10 years	3,008,749
Over 10 years through 20 years	1,813,933
Over 20 years	1,420,337
No maturity	80,216
Total by maturity	$10,979,198

Bonds by class - statement value
Class 1	$7,214,942
Class 2	3,405,911
Class 3	314,680
Class 4	34,510
Class 5	8,993
Class 6	162
Total by class	$10,979,198

Total bonds publicly traded	$7,535,270
Total bonds privately placed	3,443,928

Preferred stocks - statement value	4,000
Common stocks - market value	73,762
Short-term investments - book value	74,310
Options, caps & floors - statement value	456
Options, caps & floors written and in force - statement value (excluding liabilities)	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value (excluding liabilities)	-
Cash	6,308
Cash equivalents	126,401

93

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2024 (000s omitted)

Life insurance in force:
Ordinary	$50,957,771
Credit life	15,376,929
Group life	5,807,739

Amount of accidental death insurance in force under ordinary policies	920,818

Life insurance policies with disability provisions in force:
Ordinary	456,107
Credit life	9,960
Group life	21

94

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2024 (000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$94,963
Income payable	8,020

Ordinary - involving life contingencies
Income payable	28,576

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	44,068
Deferred - fully paid - account balance	11,140,743
Deferred - not fully paid - account balance	845,502

Group
Immediate - amount of income payable	226,451
Fully paid account payable	-
Not fully paid - account balance	2,875,744

Accident and health insurance - premium in force
Ordinary	69,174
Group	317,319
Credit	266,557

Deposit funds and dividends accumulations:
Deposit funds - account balance	941
Dividend accumulations - account balance	130,184

95

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2024 (000s omitted)

Claim payments 2024
Group accident and health - year ended December 31
2024	$68,466
2023	33,658
2022	3,618
2021	1,161
2020	712
Prior	2,154

Other accident and health
2024	3,939
2023	9,455
2022	7,186
2021	5,014
2020	1,865
Prior	3,319

Other coverages that use developmental methods to calculate claims reserves
2024	26,547
2023	25,588
2022	12,420
2021	8,972
2020	5,939
Prior	6,131

96

CMFG LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2024 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage

Long-Term Bonds:
U.S. governments	$216,912	$216,912	1.2%
All other governments	16,647	16,647	0.1%
U.S. states, territories and possessions, etc. guaranteed	20,685	20,685	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	241,258	241,258	1.3%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	584,312	584,312	3.2%
Industrial and miscellaneous	9,599,582	9,599,582	53.1%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	120,344	120,344	0.7%
SVO identified funds	80,217	80,217	0.4%
Unaffiliated bank loans	-	-	0.0%
Total long-term bonds	10,879,957	10,879,957	60.1%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	4,000	4,000	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	4,000	4,000	0.0%
Common Stocks
Industrial and miscellaneous Publicly traded (Unaffiliated)	66,655	66,655	0.4%
Industrial and miscellaneous - Other (unaffiliated)	7,107	7,107	0.0%
Parent, subsidiaries and affiliates - Publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates - Other	2,196,303	1,998,354	11.0%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	2,270,065	2,072,116	11.4%
Mortgage loans	2,007,097	2,007,097	11.1%
Real estate	149,463	149,463	0.8%
Cash, cash equivalents and short-term investments	207,019	207,019	1.1%
Contract loans	132,373	132,373	0.7%
Derivatives	35,210	35,210	0.2%
Other invested assets	2,236,058	2,236,058	12.3%
Receivables for securities	166	166	0.0%
Securities lending	386,736	386,736	2.1%
Other - Margin account deposits	41,441	41,441	0.2%
Total invested assets	$18,349,585	$18,151,636	100%

97

CMFG LIFE INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2024

1.	CMFG Life has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.

2.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

3.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	CMFG Life has not ceded any risk during the period ended December 31, 2024 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

5.	CMFG Life cedes an 80% quota share of certain fixed annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for GAAP.

98

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2024

(To Be Filed by April 1)

Of The CMFG Life Insurance Company

ADDRESS (City, State and Zip Code) Madison , WI 53705

NAIC Group Code 0306                 NAIC Company Code 62626                 Federal Employer’s Identification Number (FEIN) 39-0230590

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$19,378,235,513

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CUNA MUTUAL INVESTMENT CORPORATION	EQUITY	$1,190,071,636	6.1%
2.02	MCA FUND IV LP	EQUITY	1,051,487,498	5.4%
2.03	AMERICAN MEMORIAL LIFE INS CO	EQUITY	623,979,706	3.2%
2.04	MCA FUND V LP	EQUITY	608,130,716	3.1%
2.05	MCA FUND III HOLDING LLC	BOND/EQUITY	466,509,840	2.4%
2.06	UNION SECURITY INSURANCE CO	EQUITY	132,199,885	0.7%
2.07	FEDERAL HOME LN BK DES MOINES	EQUITY	66,655,000	0.3%
2.08	CARLYLE GLOBAL MARKET STRATEGIES	BOND	53,751,069	0.3%
2.09	MEMBERS LIFE INSURANCE	EQUITY	52,004,732	0.3%
2.10	UBS COMMERCIAL MORTGAGE TRUST	BOND	51,979,459	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$7,214,941,966	37.2%	3.07	P/RP-1	$-	-
3.02	NAIC-2	3,405,911,494	17.6%	3.08	P/RP-2	4,000,000	-
3.03	NAIC-3	314,680,419	1.6%	3.09	P/RP-3	-	-
3.04	NAIC-4	34,510,058	0.2%	3.10	P/RP-4	-	-
3.05	NAIC-5	8,993,126	0.0%	3.11	P/RP-5	-	-
3.06	NAIC-6	161,234	0.0%	3.12	P/RP-6	-	-

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$3,179,356,623	16.4%
4.03	Foreign-currency-denominated investments	313,322,973	1.6%
4.04	Insurance liabilities denominated in that same foreign currency	-	-

SUPPLEMENT FOR THE YEAR 2024 OF THE CMFG Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$3,082,254,730	15.9%
5.02	Countries designated NAIC-2	56,427,014	0.3%
5.03	Countries designated NAIC-3 or below	40,674,879	0.2%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC-1:
6.01	Country 1: Cayman Islands	$1,721,070,001	8.9%
6.02	Country 2: United Kingdom	357,741,459	1.8%
	Countries designated NAIC-2:
6.03	Country 1: Mexico	$26,495,317	0.1%
6.04	Country 2: Indonesia	7,232,452	-
	Countries designated NAIC-3 or below:
6.05	Country 1: Barbados	$13,315,339	0.1%
6.06	Country 2: Colombia	6,619,372	-

		1	2
7.	Aggregate unhedged foreign currency exposure:	$3,230,064	-

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$2,656,240	-
8.02	Countries designated NAIC-2	-	-
8.03	Countries designated NAIC-3 or below	573,824	-

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
9.01	Country 1: Netherlands Antilles	$2,656,240	-
9.02	Country 2:	-	-
	Countries designated NAIC-2:
9.03	Country 1:	$-	-
9.04	Country 2:	-	-
	Countries designated NAIC-3 or below:
9.05	Country 1: Barbados	$534,244	-
9.06	Country 2: Guyana	39,579	-

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2
	Issuer	NAIC designation	3	4
10.01	CARLYLE GLOBAL MARKET STRATEGI	1	$53,751,069	0.3%
10.02	VENTURE CDO LTD	1	51,675,000	0.3%
10.03	ANCHORAGE CAPITAL CLO LTD	1	50,571,420	0.3%
10.04	ATLAS SENIOR LOAN FUND LTD	1 , 2	47,720,675	0.2%
10.05	DRYDEN SENIOR LOAN FUND	1, 2	43,223,860	0.2%
10.06	CENT CLO LP	1	42,420,461	0.2%
10.07	OCTAGON INVESTMENT PARTNERS	1	38,413,256	0.2%
10.08	SOUND POINT CLO LTD	1	37,543,069	0.2%
10.09	ARES CLO LTD	1, 2	36,580,094	0.2%
10.10	WELLFLEET CLO LTD	1	34,869,986	0.2%

 285.1

SUPPLEMENT FOR THE YEAR 2024 OF THE CMFG Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

	Countries designated NAIC-1:	1	2
11.02	Total admitted assets held in Canadian investments	$		%
11.03	Canadian-currency-denominated investments	$		%
11.04	Canadian-denominated insurance liabilities	$		%
11.05	Unhedged Canadian currency exposure	$		%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not provided for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		%
Largest three investments with contractual sales restrictions:
12.03		$		%
12.04		$		%
12.05		$		%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 13.01 above is yes, responses are not provided for the remainder of Interrogatory 13.

	1	2	3
	Name of Issuer
13.02	CUNA MUTUAL INVESTMENT CORPORATION	$1,190,071,636	6.1%
13.03	MCA FUND IV LP	1,051,487,498	5.4%
13.04	AMERICAN MEMORIAL LIFE INS CO	623,979,706	3.2%
13.05	MCA FUND V LP	608,130,716	3.1%
13.06	MCA FUND III HOLDING LLC	346,165,745	1.8%
13.07	UNION SECURITY INSURANCE CO	132,199,885	0.7%
13.08	FEDERAL HOME LN BK DES MOINES	66,655,000	0.3%
13.09	MEMBERS LIFE INSURANCE	52,004,732	0.3%
13.10	ALLSTATE CORP.	4,000,000	-
13.11	CMG LIMITED (TAMILNAD)	3,653,636	-

 285.2

SUPPLEMENT FOR THE YEAR 2024 OF THE CMFG Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$		%
Largest three investments held in nonaffiliated, privately placed equities:
14.03		$		%
14.04		$		%
14.05		$		%

Ten largest fund managers:

	1		2		3		4
	Fund Manager	Total Invested		Diversified			Nondiversified
14.06	Allspring		$88,484,474		$88,484,474	$
14.07	State Street Global Advisors		$12,905,751		$12,905,751	$
14.08	Wells Fargo Funds		$80,000		$80,000	$
14.09		$		$		$
14.10		$		$		$
14.11		$		$		$
14.12		$		$		$
14.13		$		$		$
14.14		$		$		$
14.15		$		$		$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 15.01 above is yes, responses are not provided for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$		%
Largest three investments in general partnership interests:
15.03		$		%
15.04		$		%
15.05		$		%

 285.3

SUPPLEMENT FOR THE YEAR 2024 OF THE CMFG Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

If response to 16.01 above is yes, responses are not provided for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$33,000,000	0.2%
16.03	Commercial	30,000,000	0.2%
16.04	Commercial	29,788,135	0.2%
16.05	Commercial	29,000,000	0.1%
16.06	Commercial	28,831,651	0.1%
16.07	Commercial	25,591,743	0.1%
16.08	Commercial	25,500,000	0.1%
16.09	Commercial	25,000,000	0.1%
16.10	Commercial	23,944,810	0.1%
16.11	Commercial	21,710,000	0.1%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans
16.12	Construction loans	$-	-
16.13	Mortgage loans over 90 days past due	-	-
16.14	Mortgage loans in the process of foreclosure	-	-
16.15	Mortgage loans foreclosed	-	-
16.16	Restructured mortgage loans	-	-

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.01	above 95%	$-	-	$-	-	$-	-
17.02	91% to 95%	-	-	-	-	-	-
17.03	81% to 90%	-	-	66,032,857	0.300%	-	-
17.04	71% to 80%	-	-	210,920,852	1.1%	-	-
17.05	below 70%	-	-	1,730,143,400	8.9%	-	-

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 18.01 above is yes, responses are not provided for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

Description
	1	2	3
18.02		$		%
18.03		$		%
18.04		$		%
18.05		$		%
18.06		$		%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?	Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not provided for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$		%
Largest three investments held in mezzanine real estate loans:
19.03		$		%
19.04		$		%
19.05		$		%

 285.4

SUPPLEMENT FOR THE YEAR 2024 OF THE CMFG Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5

20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$414,473,884	2.1%	$381,749,812	$426,605,396	$394,802,202
20.02	Repurchase agreements	-	-	-	-	-
20.03	Reverse repurchase agreements	386,735,901	2.0%	373,494,167	391,702,305	384,273,341
20.04	Dollar repurchase agreements	-	-	-	-	-
20.05	Dollar reverse repurchase agreements	-	-	-	-	-

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$-	-	$-	-
21.02	Income generation	-	-	-	-
21.03	Other	-	-	-	-

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$16,257,909	0.1%	$6,895,173	$6,905,936	$7,050,514
22.02	Income generation	-	-	-	-	-
22.03	Replications	-	-	-	-	-
22.04	Other	-	-	-	-	-

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$1,759,500	-	$1,438,500	$1,402,800	$1,407,000
23.02	Income generation	-	-	-	-	-
23.03	Replications	-	-	-	-	-
23.04	Other	-	-	-	-	-

 285.5